AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON  AUGUST 10, 2001


                                       SECURITIES ACT FILE NO. 333- 64994

                                       INVESTMENT COMPANY ACT FILE NO. 811-05820


=========================================================================

                            U.S. SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549
                                       ----------------
                                           FORM N-2

                                   REGISTRATION STATEMENT UNDER

                               THE SECURITIES ACT OF 1933                    [X]
                              PRE-EFFECTIVE AMENDMENT NO.  1                 [X]
                              POST-EFFECTIVE AMENDMENT NO. __                [ ]
                                           AND/OR

                                REGISTRATION STATEMENT UNDER

                               THE INVESTMENT COMPANY ACT OF 1940            [X]
                                         AMENDMENT NO.  9                    [X]


                               (Check Appropriate Box or Boxes)
                                       ----------------


                         THE HYPERION TOTAL RETURN FUND, INC.
                  (Exact Name of Registrant As Specified in Charter )

                      ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                                NEW YORK, NY 10006-1404
                    (Address of Principal Executive Offices)
            Registrant's Telephone Number, including Area Code: 1(800) Hyperion
                                ----------------
                            CLIFFORD E. LAI, PRESIDENT
                       THE HYPERION TOTAL RETURN FUND, INC.
                    ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                              NEW YORK, NY 10006-1404
                      (Name and Address of Agent for Service)
                                 ----------------
                                 With copies to:

     DAVID C. MAHAFFEY                      THOMAS A. HALE, ESQ.
     SULLIVAN & WORCESTER LLP     SKADDEN, ARPS, SLATE, MEAGHER & FLOM
     1025 CONNECTICUT AVENUE        333 WEST WACKER DRIVE, SUITE 2100
     WASHINGTON, D.C.  20036              CHICAGO, ILLINOIS   60606








                          APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the offering is [ ]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================================================



                                                                  PROPOSED                    PROPOSED
                                       PROPOSED            MAXIMUM OFFERING PRICE              MAXIMUM                  AMOUNT OF
     TITLE OF SECURITIES             AMOUNT BEING              PER SHARE (*)                  AGGREGATE               REGISTRATION
       BEING REGISTERED               REGISTERED                                         OFFERING PRICE (*)                FEE

Common Shares, $.01 Par Value
    .............                  7,000,000 shares                $9.36                     $65,520,000                 $16,380


========================================================================
(*) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low sales prices reported on the New York Stock Exchange on July 9, 2001.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

         Information to be included in Part B is set forth in Part B to this Registration Statement.

         Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                             TABLE OF CONTENTS


PROSPECTUS SUMMARY.............................................................6
FEE TABLE.....................................................................11
FINANCIAL HIGHLIGHTS........................................................ 12
                                                                              =
CAPITALIZATION AT MAY 31, 2001.............................................. 14
                                                                              =
TRADING AND NET ASSET VALUE INFORMATION..................................... 15
                                                                              =
THE FUND.................................................................... 15
                                                                              =
THE OFFER................................................................... 17
                                                                              =
USE OF PROCEEDS............................................................. 30
                                                                              =
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................. 30
                                                                              =
DESCRIPTION OF FUND INVESTMENTS............................................. 38
                                                                              =
RISK FACTORS..................................................................45
MANAGEMENT OF THE FUND...................................................... 55
                                                                              =
DETERMINATION OF NET ASSET VALUE..............................................59
REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END STATUS.................60
DIVIDEND REINVESTMENT PLAN.................................................. 61
                                                                              =
FEDERAL TAXATION............................................................ 63
                                                                              =
DESCRIPTION OF CAPITAL STOCK................................................ 63
                                                                              =
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.......... 68
                                                                              =
LEGAL OPINIONS.............................................................. 68
                                                                              =
REPORTS TO SHAREHOLDERS..................................................... 68
                                                                              =
EXPERTS..................................................................... 68
                                                                              =
FURTHER INFORMATION...........................................................69
TABLE OF CONTENTS of the STATEMENT OF ADDITIONAL INFORMATION................ 70
                                                                              =
APPENDIX A.................................................................. 71
                                                                              =
RATINGS OF CORPORATE OBLIGATIONS............................................ 71
                                                                              =

                        THE HYPERION TOTAL RETURN FUND, INC.
                   One Liberty Plaza, 165 Broadway, 36th Floor
                          New York, New York 10006-1404
                                 (800) Hyperion


                             7,629,525 COMMON SHARES

                            ISSUABLE UPON EXERCISE OF
                       RIGHTS TO SUBSCRIBE FOR SUCH SHARES
                               ----------------


         The  Hyperion   Total  Return  Fund,   Inc.  (the  "Fund")  is  issuing
transferable rights to its shareholders. You will receive one right for each share of common stock ("Common Share") you own on the record date, which is August _____, 2001. These rights entitle you to subscribe for new Common Shares to be issued by the Fund. You may purchase one new Common Share for every three rights you receive. Shareholders on the record date who receive less than three rights will be entitled to buy one Common Share. Also, shareholders on the record date may purchase the new Common Shares not acquired by other shareholders in this rights offering, subject to the limitations as discussed in this prospectus (the "Prospectus").

         The rights are transferable and will be listed for trading on the New York Stock Exchange (the "Exchange") under the symbol "HTR.RT" during the course of the offering. The Fund's Common Shares are listed and the Common Shares issued in this offer will be listed on the Exchange under the symbol "HTR." On , the last reported net asset value per share of the Fund's Common Shares was $ and the last reported sales price of a share on the Exchange was $ .

         The subscription price per share will be $ _____. This offer will expire at 5:00 p.m., New York City time, on September _____, 2001, unless the Fund extends the offering as described in this Prospectus.

                                                       PER SHARE     TOTAL
                                                        ---------   ---------

Subscription  Price...................                $ _____       $ __________
               =========================               =======        ==========
Sales Load............................                $ 0           $ __________
======================================                  ===           ==========
Proceeds before expenses to the Fund1,2.............   $ _____      $ __________
==================================== = =============   =======        ==========


         The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund invests primarily in U.S. Government agency collateralized mortgage obligations ("CMOs"), subordinated CMOs, mortgage-backed securities ("MBS"), asset-backed securities ("ABS"), U.S. Government agency securities and high yield high risk corporate securities. Hyperion Capital Management, Inc. has served as the Fund's investment adviser since the Fund's inception in 1989. Also since the Fund's inception, Pacholder Associates Inc. has served as the Fund's investment subadviser for the portion of the Fund's portfolio that is invested in below investment grade corporate securities.

         SEE THE "RISK FACTORS" SECTION ON PAGE ___ OF THIS PROSPECTUS BEFORE BUYING ANY OF THESE COMMON SHARES FOR A COMPREHENSIVE DISCUSSION OF RISKS. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objective.


         Shareholders who do not exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. In addition, because the subscription price per share may be less than the net asset value per share at the expiration of the offer and because the Fund will incur expenses in connection with the offer, the offer is likely to result in a dilution of net asset value per share for all shareholders. Such dilution may disproportionately affect non-exercising shareholders. If the subscription price per share were to be substantially less than the net asset value per share at the expiration of the offer, such dilution would be substantial. The offer includes an over-subscription privilege that may also result in substantial dilution of net asset value per share.


         Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

         In connection with this offering, the Dealer Manager may effect transactions which stabilize or maintain the market price of the rights and the Common Shares of the Fund at levels above those which might otherwise prevail in the open market. Such transactions may be effected on the Exchange, on Nasdaq or otherwise. Such stabilizing, if commenced, may be discontinued at any time.

         Prior to the expiration of the offer, the Dealer Manager may offer shares of Common Shares, including shares acquired through purchasing and exercising the rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this Prospectus.

         The Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated _________, 2001, containing additional information about the Fund has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page ___ of the Prospectus, may be obtained without charge by contacting the Fund at the address or telephone number listed on the cover page to the Prospectus. The Commission maintains a website at http://www.sec.gov that contains other information about the Fund.

-------------------------------------------------------------------------------
                                 UBS WARBURG LLC
-------------------------------------------------------------------------------


                                August ___, 2001

                               PROSPECTUS SUMMARY

         This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire Prospectus carefully, including the risk factors and the financial highlights.

PURPOSE OF THE OFFER


         The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund so the Fund may be in a better position to sustain the Fund's current dividend yield for a longer period of time , take advantage of attractive investment opportunities and increase the diversification of its portfolio, while achieving other net benefits to the Fund. The Fund's investment adviser believes, as a result of recent events in the financial markets, that there are a number of attractive investment opportunities in the MBS markets (including the market for high yield high risk mortgage securities).

         The Board also believes that this offer may lower the Fund's expense ratio. This is because the Fund's fixed costs can be spread over a larger asset base. The issuance of additional Common Shares may also enhance the liquidity of the Fund's Common Shares on the Exchange.

         The Board of Directors has considered the impact of the offer on the Fund's current distribution policy. Based on current market conditions and available leverage opportunities, the Board and the Fund's investment adviser believe that the offer may not result in a decrease in the Fund's current level of dividends for the foreseeable future.


         The Board of Directors also has considered the impact of the offer on the Fund's net asset value per share. The subscription price per share for the offer is $ ____. The subscription price per share represents a discount of ____% to the Fund's net asset value per share of $ ____ as of _________, 2001. Since the subscription price per share may be less than the net asset value per share at the expiration of the offer and because the Fund will incur expenses in connection with the offer, the offer is likely to result in a dilution of net asset value per share for all shareholders. Such dilution will disproportionately affect non-exercising shareholders. If the subscription price per share were to be substantially less than the net asset value per share at the expiration of the offer, such dilution would be substantial.


         There is no  assurance  that the offer  will be  successful  or that by
increasing   the  size  of  the  Fund,  the  Fund's   aggregate   expenses  and,
correspondingly, its expense ratio, will be lowered.


IMPORTANT TERMS OF THE OFFER


Aggregate number of Common Shares offered                7,629,525
                                                          ========
Number of  transferable  rights  issued to each One right for each whole  Common
Share  owned on  shareholder  .............................................  the
record date Subscription ratio ...................................... One Common
Share for every three rights (1-for-
                                       3)

Subscription price per share..........................                 $_____
------------------------------------------------------- -----------------------

-------------------------------------------------------------------------------
IMPORTANT DATES TO REMEMBER:


Record Date .................................................August __, 2001
                                                             ======
Subscription Period..........................................August __, 2001 to
                                                             ======
                                                             September __, 2001*
                                                             =========
Expiration Date..............................................September __, 2001*
                                                             =========
Subscription Certificates and Payment for Common Shares Due+.September __, 2001*
                                                             =========
Notice of Guaranteed Delivery Due+...........................September __, 2001*
                                                             =========
Payment for Guarantees of Delivery Due.......................September __, 2001*
                                                             =========
Confirmation Mailed to Participants..........................___________, 2001*
                                                               ===========


* Unless the offer is extended.

+ A shareholder exercising rights must deliver either (i) a Subscription Certificate and payment for Common Shares or (ii) a Notice of Guaranteed Delivery by September ______, 2001, unless the offer is extended.


OVER-SUBSCRIPTION PRIVILEGE


         Record date shareholders who fully exercise all of the rights issued to them are entitled to subscribe for those Common Shares which were not subscribed for by others. If sufficient Common Shares are available, all record date shareholder over-subscription requests will be honored in full. If these requests for Common Shares exceed the Common Shares available, the available Common Shares will be allocated pro rata among record date shareholders who over-subscribe based on the number of rights originally issued to them by the Fund.


METHOD FOR EXERCISING RIGHTS

         If you wish to exercise your rights, you may do so in the following ways:


         (1) Complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to ___________________________ at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by September _______, 2001, unless the offer is extended.


         (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date of the offer. A fee may be charged for this service. The notice of guaranteed delivery must be received on or before the expiration date of the offer.

SALE OF RIGHTS


         The rights are transferable until the expiration date of the offer. The rights will be listed for trading on the Exchange under the symbol "HTR.RT" during the course of the offering. The Fund will use its best efforts to ensure that an adequate trading market for the rights will exist. No assurance can be given that a market for the rights will develop. Trading in the rights on the Exchange may be conducted until the close of trading on the Exchange on the last business day prior to the expiration date of the offer.


OFFERING FEES AND EXPENSES


         The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for Common Shares issued pursuant to the offer. The Dealer Manager will reallow a part of its fees to other broker-dealers which have assisted in soliciting the exercise of rights as described in this Prospectus. Other offering expenses incurred by the Fund are estimated at $446,250, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the offer.


INFORMATION AGENT

         Please direct all questions or inquiries relating to the offer to the Fund's information agent as follows:

                   Georgeson Shareholder Communications, Inc.
                                 17 State Street
                               New York, NY 10004
                            Toll Free: (800) 877-8579


         Shareholders may also contact their brokers or nominees for information with respect to the offer.

INFORMATION REGARDING THE FUND


         The Fund has been engaged in business as a diversified, closed-end management investment company since 1989. The Fund's investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved. See "THE FUND" for more information.


INFORMATION REGARDING THE ADVISER AND SUBADVISER

         Hyperion Capital Management, Inc. (the "Adviser"), a Delaware corporation and registered investment adviser, acts as the Fund's investment adviser. The Adviser's officers and employees have substantial experience in creating, evaluating and investing in the securities in which the Fund invests and in the use of hedging techniques. The Fund pays the Adviser an aggregate monthly fee computed at the rate of 0.65% per annum of the Fund's average weekly net assets.

         Pacholder Associates Inc. (the "Subadviser"), an Ohio corporation and registered investment adviser, acts as the Fund's investment subadviser on investments in below investment grade corporate securities. The Adviser pays the Subadviser an aggregate monthly fee computed at the rate of 0.35% per annum of the portion of the Fund's average weekly net assets that are invested in below investment grade corporate securities.


         See "MANAGEMENT OF THE FUND" for more information.


RISK FACTORS


         The following summarizes some of the matters that you should consider before investing in the Fund in connection with this offer. Please refer to the "RISK FACTORS" section of the Prospectus for a more detailed discussion of the following risks.


         Dilution. Shareholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership at this time because the Fund does not know what proportion of the shares will be subscribed.

         As of the date of this Prospectus, the subscription price per share for the offer is less than the Fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of Common Shares should decrease as a result of the offer. The Fund cannot state precisely the amount of any such decrease in net asset value because it is not known at this time what the net asset value per share will be at the expiration date or what proportion of the shares will be subscribed.

         If you do not wish to exercise your rights, you may still transfer or sell these rights as set forth in this Prospectus. The cash you receive from transferring your rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the rights will develop or the value, if any, that such rights will have.

         Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares.


         Dividends and Distributions. Based on information provided by the Adviser on current market conditions, the Board of Directors believes that the offer may not result in a decrease in the Fund's current level of dividends per share for the foreseeable future . However, there can be no assurance that the Fund will be able to maintain its current level of dividends per share, and the Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions.

         Residential Mortgage-Backed Securities ("RMBS"). The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government.


         Commercial Mortgage-Backed Securities ("CMBS"). CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

         Asset-Backed Securities ("ABS"). ABS share many of the risk characteristics of MBS, including uncertain timing as to return of principal due to prepayment risk on the underlying assets. ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

         Derivative Mortgage-Backed Securities ("DMBS"). The yield on DMBS are generally higher than prevailing market yields on MBS because their market prices are more volatile and there is a greater risk that the initial investment will not be fully recouped. The cash flows and yields on DMBS may be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, or to changes in an index on which a floating rate of interest on the classes may be based in a leveraged manner. In addition, certain CMBS interest only ("IO") classes are subordinated to more senior classes within the CMBS issue, and thus bear substantial credit risk.

         High Yield High Risk Mortgage and Corporate Securities. Investors should recognize that below investment-grade and unrated mortgage and corporate securities in which the Fund will invest have speculative characteristics. The prices of lower credit quality securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. Lower rated and unrated securities may be less liquid than certain other fixed income securities.

         Hedging Techniques. The Fund may employ a variety of hedging transactions, including interest rate swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging techniques expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed. While the use of hedging transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential gains that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

         Less Marketable and Illiquid Securities. Under certain market conditions, a substantial portion of the Fund's portfolio will be invested in securities for which the secondary trading market is not as well developed as the market for certain other fixed income securities. In addition, the Fund may invest in securities which may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).

         Leverage. In borrowing from banks or through reverse repurchase agreements, the Fund will pay interest on borrowed money and may incur other transaction costs, and will pledge some assets as collateral. Borrowing expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, with borrowed money, the Fund may invest in securities which lose value, thereby increasing the amount of loss incurred by an investor.


         You should carefully consider your ability to assume the foregoing risks as well as those discussed in the Prospectus under the heading "RISK FACTORS" before making an investment in the Fund. The Statement of Additional Information for this Prospectus also contains information about risks associated with an investment in the Fund. An investment in Common Shares of the Fund is not appropriate for all investors.


                                    FEE TABLE

Shareholder Transaction Expenses


     Sales Load (as a percentage of the Subscription Price per Share)(1) ... 0%
                                                                             =
     Dividend Reinvestment Plan Fees       ................................. 0%


Annual Expenses (as a percentage of net assets attributable to Common Shares)(2)

     Management Fees(3).................................................. 0.65%
     Interest Payments on Borrowed Funds................................. 1.68%
     Other Expenses ..................................................... 0.40%
                                                                          -----
 .........
Total Annual Expenses ................................................... 2.73%
   ......                                                                 ====


(1)......The  Fund has agreed to pay the Dealer  Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for Common Shares issued pursuant to the offer. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager, selling fees equal to ____% of the subscription price per share for each Common Share issued pursuant to the offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to ____% of the subscription price per share for each Common Share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of Common Shares held by each broker-dealer through the Depository Trust Company ("DTC") on the record date of the offer. The Fund has also agreed to reimburse the Dealer Manager for its expenses relating to the offer up to an aggregate of $100,000. In addition, the Fund has agreed to pay fees to the Subscription Agent and the Information Agent (as defined in this Prospectus), estimated to be $45,000 and $30,000 respectively, for their services related to the offer, which includes reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their rights.

(2) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the offer assuming that all of the rights are exercised and that the Fund incurs the estimated offering expenses.


(3) The Fund currently pays the Adviser a monthly fee at an annual rate of 0.65% based on the Fund's average weekly net assets. See "MANAGEMENT OF THE FUND."

EXAMPLE:

                                          CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:

                                          1 YEAR           3 YEARS          5 YEARS           10 YEARS

An investor would pay the
  following expenses on a
  $1,000 investment, assuming
  a 5% annual return

  throughout the periods                   $27             $85              $148             $338
                                           ===             ===              ====             ===


         THE FOREGOING FEE TABLE AND EXAMPLE ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.


         The Example set forth above assumes reinvestment of all dividends and distributions at net asset value, payment of a 0% sales load and an annual expense ratio of ___%. The table above and the assumption in the Example of a 5% annual return are required by Commission regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividend Reinvestment Plan."


                             FINANCIAL HIGHLIGHTS
       (FOR EACH COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


         The table below sets forth certain specified information for a Common Share outstanding throughout each period presented. The financial highlights for each period presented, except for the six month period ending May 31, 2001, have been audited since 1998 by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose reports thereon were unqualified. The information for the fiscal year ended November 30, 1997, and prior years has been audited by other independent accountants. The information should be read in conjunction with the financial statements which are included in the Fund's Statement of Additional Information. Audit reports prepared in connection with this information may be obtained by writing or calling the Fund at the address or phone number listed on the first page of the Prospectus.

                                                               Fiscal Years Ended November 30,
                                                              --==================------------
                                            6 month
                                            period
                                             ended

                                            5/31/01        2000       1999       1998      1997      1996
                                            -------        ----       ----       ----      ----      ----


Net asset value -                            $ 9.41      $ 9.27     $ 10.08   $ 10.64   $ 10.55   $ 10.61
                                              ======      ======     =======   =======   =======   ======
beginning of period

Net investment income                        $ 0.40      $ 0.78     $ 0.80     $ 0.76    $ 0.77    $ 0.95
                                              ======      ======     ======     ======    ======    =====

Net realized and unrealized gain (loss)      $ 0.15       $ 0.21    $ (0.90)   $ (0.61)   $ 0.16   $ (0.11)
                                             ======       ======    ========   ========   ======   ========
on investments , short sales and
                ================
futures transactions and swap contracts

Total from investment operations             $ 0.55      $ 0.99    $ (0.10)    $ 0.15    $ 0.93    $ 0.84
                                              ======        ====      ======      ====      ====    =====


Distributions:

Dividends from accumulated net               $ 0.44       $ 0.99     $ 0.74     $ 0.75    $ 0.86    $ 0.90
                                             ======       ======     ======     ======    ======    ======
investment income  to common
                    ========
shareholders

Dividends to common shareholders from         0            0           0         0         0         0
                                               =            =           =         =         =
capital gains

Total distributions                          $ 0.44       $ 0.99     $ 0.74     $ 0.75    $ 0.86    $ 0.90
===================                          ======       ======     ======     ======    ======    ======

Net asset value - end of period              $ 9.52       $ 9.41     $ 9.27    $ 10.08   $ 10.64   $ 10.55
================  =============              ======       ======     ======    =======   =======   =======

Per share market value: end of period        $ 8.71       $ 8.44     $ 7.38     $ 8.69    $ 9.31    $ 9.38
======================================       ======       ======     ======     ======    ======    ======
(Market Price)

Total investment return                      8.44%        26.41%     (7.17)%    1.23%     8.64%     14.97%
=======================                      =====        ======     =======    =====     =====     ======

Ratio of operating expenses to average       1.10%        1.10%       1.08%     1.05%     1.05%     1.08%
=======================================      =====        =====       =====     =====     =====     =====
net assets, applicable to Common  Share
=======================================

Ratio of net investment income to            8.53%        8.50%       8.20%     7.27%     7.45%     9.26%
==================================           =====        =====       =====     =====     =====     =====
average net assets, applicable to
Common Share

Portfolio turnover rate                       17%          57%         72%       90%       109%      227%
=======================                       ===          ===         ===       ===       ====      ====







                        Fiscal Years Ending November 30,





                                              1995         1994          1993         1992        1991
                                              ----         ----          ----         ----        ----


Net asset value - beginning of period        $ 9.56      $ 10.59      $ 10.87      $ 11.50     $ 10.75
                                              ======      =======      =======      =======     ======

Net investment income                       $ 0.92       $ 1.07        $ 1.07       $ 1.19      $ 1.24
                                             ======       ======        ======       ======      =====

Net realized and unrealized gain (loss)      $ 1.13      $ (1.09)      $ (0.21)     $ (0.59)     $ 0.61
                                             ======      ========      ========     ========     ======
on investments , short sales, futures
transactions  and swap contracts

Total from investment operations             $ 2.05      $ (0.02)      $ (0.86)      $ 0.60      $ 1.85
                                               ====      ========      ========      ======      ======


Distributions:

Dividends from accumulated net               $ 1.00       $ 1.01        $ 1.14       $ 1.23      $ 1.10
                                               ====         ====          ====         ====        ====
investment income to common shareholders

Dividends to common shareholders from        $ 0           $ 0          $ 0          $ 0         $ 0
                                              =             =            =            =           =
capital  gains
          ====

Total distributions                          $ 1.00       $ 1.01        $ 1.14       $ 1.23      $ 1.10
                                               ====         ====          ====         ====        ====

  Net asset value-  end of period           $ 10.61     $ 9.56       $ 10.59      $ 10.87     $ 11.50


Per share market value: end of period        $ 9.00       $ 8.50       $ 10.38      $ 11.63     $ 11.75
(Market Price)


Total investment return                      17.45%      (7.93)%      (0.89)%       10.31%      33.11%
                                                          =======      =======


Ratio of operating expenses to average       1.07%         1.09%        1.08%        1.04%       1.10%

net assets, applicable to Common
Share


Ratio of net investment income to            9.18%        10.63%        9.95%        10.79%      11.14%
average net assets, applicable to

Common Share

Portfolio turnover  rate                     320%         234%          395%         390%       65.00%
                     ====




                         CAPITALIZATION AT MAY 31, 2001

                                               AMOUNT OUTSTANDING EXCLUSIVE
                                               OF AMOUNT HELD BY THE FUND OR    AMOUNT HELD BY THE FUND OR FOR
TITLE OF CLASS          AMOUNT AUTHORIZED      FOR ITS ACCOUNT                  ITS ACCOUNTS

Common Stock, $0.01     50,000,000 shares      22,888,575 shares                  N/A
par value


                     TRADING AND NET ASSET VALUE INFORMATION


         In the past, the Fund's Common Shares have traded at a discount in relation to net asset value. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "RISK FACTORS."

         The following table shows the high and low sales prices of the Fund's Common Shares on the Exchange's composite tape, quarterly trading volume on the Exchange, the high and low net asset value per share and the high and low premium or discount at which the Fund's Common Shares were trading for each fiscal quarter during the two most recent fiscal years.



                                                    QUARTERLY
                                                  TRADING VOLUME                         PREMIUM/ (DISCOUNT)
                                                     (HUNDREDS                           TO NET ASSET VALUE
                                                                                            ---------------
                               MARKET PRICE         OF SHARES)       NET ASSET VALUE             (%)
                               ------------         ----------       ---------------             ---
QUARTER ENDED                HIGH        LOW                         HIGH        LOW       HIGH        LOW
-------------                ----        ---                         ----        ---       ----        ---

February 28, 1999.......      8.875    8.5625        1,688,100        10.21     9.79      -14.43     -11.07
May 31, 1999............    8.6875     8.1875        1,624,700        10.07    9.78       -15.83     -12.72
August 31, 1999.........     8.4375    7.6875        1,826,800       9.70      9.22       -16.14     -13.12
November 30, 1999.......       7.875   7.3125        1,528,600       9.40      9.18       -21.29     -15.27

February 28, 2000.......   7.6875        7.375       1,697,000       9.34      9.00       -19.49     -15.28
May 31, 2000............   7.8125        7.375       1,203,700       9.24      8.97       -18.57     -15.49
August 31, 2000.........     8.50        7.625       1,840,700       9.39      9.09       -16.12      -9.19
November 30, 2000.......   8.5625      8.1875        2,115,300      9.41       9.27       -11.96      -8.98

February 28,  2001.......      8.95          8.50      2,602,500         9.56    9.44        -9.96      -5.92
May 31,  2001............          9.15          8.69      2,955,200       9.67      9.45        -8.60      -5.38



         The net asset value per share of the Fund's Common Shares at the close of business on July 12, 2001, (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the offer) and on August _____, 2001, (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $9.62 and $____, respectively, and the last reported sales prices of a share of the Fund's Common Shares on the Exchange on those dates were $9.40 and $____, respectively, and the resulting discount on those dates were 2.29% and ___%.

                                    THE FUND

         The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund intends to make monthly distributions to the holders of its Common Shares out of net investment income and short-term capital gains. Long-term capital gains and undistributed net short-term gains, if any, are distributed at least once annually.

         The Fund attempts to achieve its investment objective by investing at least 60% of its assets in:


          o residential and commercial MBS that are (i) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or (ii) at the time of investment, investment grade securities (which are securities rated BBB- or above by Standard and Poor's ("S&P") or Fitch IBCA ("Fitch"), Baa3 or above by Moody's Investors Service, Inc. ("Moody's") or, if non-rated, are determined by the Adviser to be of comparable credit quality) (S&P, Fitch and Moody's are collectively referred to herein as the "Rating Agencies");

          o real estate-related ABS that are, at the time of investment, rated A-/A3 or above by any of the

             Ratings Agencies; and
             ================

          o U.S. Government securities, including obligations of agencies and instrumentalities of the U.S. Government.

         The Fund will invest the balance of its assets in the following:


         o high yield high risk mortgage securities; o high yield high risk corporate securities;

          o    investment  grade  real   estate-related  ABS,  rated  BBB+/Baal,
               BBB/Baa2  or   BBB-/Baa3   by  any  of  the   Ratings   Agencies;
               =================

          o    non-real  estate-related ABS, rated A-/A3 or better by any of the
               Ratings  Agencies;  o  Investment  grade  corporate   securities,
               including debt securities, convertible securities and

             preferred stock;

          o    investment  grade  issues  of  real  estate  investment   trusts,
               including debt securities, convertible securities and preferred stock;

          o shares of closed-end funds whose principal investments are debt securities; and o DMBS.

         The Fund's investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B by any of the Ratings Agencies or, if non-rated, are determined by the Adviser or Subadviser to be of comparable credit quality. The Fund's investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or better. The Fund's investment in DMBS will be limited in the aggregate to 15% of total assets. See "DESCRIPTION OF FUND INVESTMENTS," "INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS" and "RISK FACTORS."


         The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can make the management of liquidity more difficult. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions.


         The Fund was organized as a corporation under the laws of Maryland on May 26, 1989, and has registered with the Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404. The Fund's investment adviser is Hyperion Capital Management, Inc., an investment management firm registered with the Commission under the Investment Advisers Act of 1940, as amended. See "MANAGEMENT OF THE FUND."


                                    THE OFFER

PURPOSE OF THE OFFER


         The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund so the Fund may be in a better position to sustain the Fund's current dividend yield for a longer period of time , take advantage of attractive investment opportunities and increase the diversification of its portfolio while achieving other net benefits to the Fund. The Fund's Adviser believes, as a result of recent events in the financial markets, that there are a number of attractive investment opportunities in the residential and commercial MBS markets (including the market for high yield high risk mortgage securities). In addition, the Adviser believes that certain of these MBS offer superior credit quality and reduced prepayment risk, and so may enhance the overall credit quality and maturity certainty of the Fund's portfolio.

         In addition, the Board of Directors believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. In addition, the issuance of additional Common Shares may enhance the liquidity of the Fund's Common Shares on the Exchange.

         The Board of Directors also considered the impact of the offer on the Fund's current distribution policy. Based on information provided by the Adviser on current market conditions in the bond markets and available leverage opportunities, the Board of Directors believes the offer may not result in a decrease in the Fund's current level of dividends per share for the foreseeable future, while achieving other net benefits to the Fund. There can be no assurance the Fund will maintain its current dividend policy or its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's dividend policy and level of dividends per share at any time. For a further discussion of the anticipated impact of the offer on the Fund's dividends, please refer to "RISK FACTORS - DIVIDENDS AND DISTRIBUTIONS."


         The Board of Directors has also considered the impact of the offer on the Fund's net asset value per share. The Subscription Price per share for the offer is $ ____. The Subscription Price per share represents a discount of ___% to the Fund's net asset value per share as of August ___, 2001. Assuming that all rights are exercised and there is no change in the Fund's net asset value per share, the offer (after expenses) should result in a decrease to the Fund's net asset value per share, and, therefore, the offer (after expenses) would result in a dilution, which could be substantial, to the Fund's net asset value per share.

         In determining that the offer was in the best interests of the Fund and its shareholders, the Board of Directors retained UBS Warburg LLC (the "Dealer Manager") to provide the Fund with financial advisory, marketing and soliciting services relating to the offer, including the structure, timing and terms of the offer. In addition to the foregoing, the Board of Directors considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if the offer is undersubscribed and the experience of the Dealer Manager in conducting rights offerings.

         The Adviser will benefit from the offer because the Adviser's fee is based on the average weekly net assets of the Fund.


         There is no  assurance  that the offer  will be  successful  or that by
increasing   the  size  of  the  Fund,  the  Fund's   aggregate   expenses  and,
correspondingly, its expense ratio, will be lowered.


         The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the offer. Any such future rights offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER


         The Fund is issuing to its shareholders of record ("Record Date Shareholders"), as of the close of business on August ____, 2001 (the "Record Date"), transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 7,629,525 shares (the "Shares") of the Fund's Common Shares (the "Offer"). Each Record Date Shareholder is being issued one Right for each whole share of Common Shares owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1-for- 3) (the "Primary Subscription"). Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription.


         The Rights are transferable among Record Date Shareholders and non-Record Date Shareholders. Holders of Rights who are not Record Date Shareholders ("Rights Holders") may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege described below. Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription and Record Date Shareholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."


         Rights may be exercised at any time during the subscription period (the "Subscription Period"), which commences on August ____, 2001, and ends at 5:00 p.m., New York City time, on September _______, 2001, unless extended by the Fund (the "Expiration Date"). The Rights are evidenced by subscription certificates ("Subscription Certificates") that will be mailed to Record Date Shareholders, except as discussed below under "Foreign Shareholders."

         Shares not subscribed for in the Primary Subscription will be offered, by means of the over-subscription privilege (the "Over-Subscription Privilege"), to those Record Date Shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.


         The first regular monthly dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of the Shares. It is the Fund's present policy to pay dividends on the last Thursday of each month, except in December (when the dividend is paid on the last Business Day) (as defined below) of each month to shareholders of record nine days prior to the payment date. Assuming the Subscription Period is not extended, it is expected that the first dividend received by shareholders acquiring Shares in the Offer will be paid on the ____ Business Day of ____, 2001. "Business Day" means a day on which the Exchange is open for trading and which is not a Saturday or Sunday or a holiday, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriots Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day or any other day on which banks in New York City and Boston are authorized or obligated by law or executive order to close.

         There is no minimum number of Rights which must be exercised in order for the Offer to close.

OVER-SUBSCRIPTION PRIVILEGE

         Shares not subscribed for by Record Date Shareholders or Rights Holders (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Shareholders over-subscription requests will be honored in full. If Record Date Shareholder requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Shareholders.

         Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.


         The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.


SUBSCRIPTION PRICE


         The subscription price for the Shares to be issued pursuant to the Offer will be $____ per Share (the "Subscription Price").

         The Fund announced the Offer after the close of trading on the Exchange on July 12, 2001. The net asset value per share of Common Shares at the close of business on July 12, 2001 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on August ____, 2001 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $9.62 and $____, respectively, and the last reported sales price of a share of the Fund's Common Shares on the Exchange on those dates was $9.40 and $____, respectively.


EXPIRATION OF THE OFFER


         The Offer will expire at 5:00 p.m., New York City time, on September _____, 2001, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., New York City time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.


SUBSCRIPTION AGENT


         The subscription agent is EquiServe L.P. (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $45,000 which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the Common Shares. Questions regarding the Subscription Certificates should be directed to EquiServe L.P., Investor Relations Dept., P.O. Box 43025, Providence, Rhode Island 02940-3025 (800) ________ (toll free); shareholders may also consult their brokers or nominees.


         Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Shareholders) to EquiServe L.P. by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (___) ________ to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (___) _______. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "PAYMENT FOR SHARES" below.

1)      BY FIRST CLASS MAIL:
        EquiServe L.P.
        P.O. Box 43025
        Providence, RI 02940-3025 U.S.A.

2)      BY OVERNIGHT COURIER:
        EquiServe L.P.
        Corporate Actions
        40 Campanelli Drive
        Braintree, MA  02184
        U.S.A.

3)      BY HAND
        Securities Transfer and Reporting Services Inc.
        EquiServe L.P.
        Corporate Actions
        100 William St. Galleria
        New York, New York 10038
        U.S.A.

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS


         Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Shareholders or, if a shareholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on September _____, 2001, the third Business day after the Expiration Date. A fee may be charged for this service. Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "PAYMENT FOR SHARES").


         Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option to exercise their Rights as described below under "PAYMENT FOR SHARES." If time is of the essence, option (2) under "PAYMENT FOR SHARES" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.


         Shareholders Whose Shares Are Held by a Nominee. Shareholders whose Common Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "PAYMENT FOR SHARES."

         Nominees. Nominees who hold Common Shares for the account of others should notify the beneficial owners of such Common Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "PAYMENT FOR SHARES."


INFORMATION AGENT


         Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the information agent (the "Information Agent") at its telephone number and address listed below:

                   Georgeson Shareholder Communications, Inc.
                   17 State Street
                   New York, NY  10004
                   Toll Free: (800) 877-8579

         Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $30,000, which includes reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

         Shareholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:


                  (1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent based on the Subscription Price of $____ per Share. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all funds received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE HYPERION TOTAL RETURN FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

                  (2) Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program guaranteeing delivery of (i) payment of the Subscription Price of $____ per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on September _____, 2001, the third Business Day after the Expiration Date.

         On a date within eight Business Days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription and (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Shareholders). All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to THE HYPERION TOTAL RETURN FUND, INC.


         The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.

         WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE (FOR RECORD DATE SHAREHOLDERS) DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE EXPIRATION DATE OR THE DATE GUARANTEED PAYMENTS ARE DUE UNDER A NOTICE OF GUARANTEED DELIVERY, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (i) FIND OTHER RECORD DATE SHAREHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES; (ii) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (iii) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

         THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

         EXERCISING   RIGHTS  HOLDERS  WILL  HAVE  NO  RIGHT  TO  RESCIND  THEIR
SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

SALE OF RIGHTS


         The Rights are transferable until the Expiration Date. The Rights will be listed for trading on the Exchange, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the Exchange is expected to be conducted on a when issued basis from August ____, 2001, until and including August ____, 2001, and thereafter are expected to trade on a regular way basis until and including September ____, 2001, the last Business Day prior to the Expiration Date. Exercising Rights Holders are encouraged to contact their broker, bank or financial adviser for more information about trading of the rights.

         Sales Through Subscription Agent and Dealer Manager. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription Certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent on or before September _____, 2001, (or if the Offer is extended, until two Business Days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the selling Record Date Shareholder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights. If a Record Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker dealer or financial institution may charge a fee to sell the Rights.


         Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

         Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.


         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights." Record Date Shareholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Exercise Form or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.


DISTRIBUTION ARRANGEMENTS


         UBS Warburg LLC, 299 Park Avenue, New York, New York 10171, who is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof (the "Dealer Manager Agreement"), the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription
Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to ___% of the aggregate Subscription Price for Shares issued pursuant to the Offer.

         The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 1.25% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of Common Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

         In addition, the Fund may reimburse the Dealer Manager up to an aggregate of $100,000 for its reasonable expenses incurred in connection with the Offer. The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

          Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares, including Shares acquired through purchasing and exercising the rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this Prospectus.


         The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of ___ days after the date of the Dealer Manager Agreement, except for the Common Shares issued in reinvestment of dividends or distributions or other limited circumstances.

DELIVERY OF SHARE CERTIFICATES

         Certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the Common Shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose Common Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.

FOREIGN RESTRICTIONS


         Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). Foreign Record Date Shareholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 p.m., New York City time on September ______, 2001, three business days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to Foreign Record Date Shareholders.


NOTICE OF NET ASSET VALUE DECLINE


         The Fund has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.


FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The U.S. federal income tax consequences to holders of Common Shares with respect to the Offer will be as follows:

         1. The distribution of Rights to Record Date Shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights. No loss will be realized if the Rights expire without exercise.


         2. The basis of a Right will be (a) to a holder of Common Shares to whom it is issued and who exercises the Right (i) if the fair market value of the Right at the time of issuance is less than 15% of the fair market value of the Common Shares with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Shares between the Right and the Common Shares based on their respective fair market values at the time the Right is issued), and (ii) if the fair market value of the Right at the time of issuance is 15% or more of the fair market value of the Common Shares with regard to which it is issued, a portion of the basis in the Common Shares based upon their respective fair market values at the time the Right is issued, and (b) to a holder of Common Shares to whom it is issued and who allows the Right to expire, zero.


         3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Shares with regard to which the Right is issued. If the Right is exercised, the holding period of the Common Shares acquired begins on the date the Right is exercised.

         4. If a Right is sold, a gain or loss will be realized by the holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

         5. A Record Date Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Shareholder's basis in the Right, if any, and the Subscription Price per Share. A Record Date Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss if the Share was held at the time of sale as a capital asset and will be long-term capital gain or loss if the Share is held for more than one year. See "FEDERAL TAXATION - FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON SHARES " in the Statement of Additional Information for a summary of the capital gains rates applicable to capital gains or losses recognized upon the sale of Shares.


         The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and Treasury regulations presently in effect that are generally applicable to Record Date Shareholders that are United States persons within the meaning of the Internal Revenue Code, and does not cover foreign, state or local taxes. The Internal Revenue Code and Treasury regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisers regarding specific questions as to foreign, federal, state or local taxes. See "FEDERAL TAXATION" in the Statement of Additional Information.


EMPLOYEE PLAN CONSIDERATIONS

         Shareholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under
Section 401(a) of the Internal Revenue Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Internal Revenue Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

         Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Internal Revenue Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains fiduciary responsibility requirements, and ERISA and the Internal Revenue Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code.

IMPORTANT EVENTS TO REMEMBER                                DATE


Record Date                                             August ____, 2001
                                                         ===========
Subscription Period                                     August ____, 2001 to
                                                        September ______,
                                                         ============

                                                       2001*

Expiration Date                                         September ____, 2001*
                                                        ==============
Subscription Certificates and Payment for Shares Due+   September ____, 2001*
                                                        ==============
Notice of Guaranteed Delivery Due+                      September ____, 2001*
                                                        ==============
Payment for Guarantees of Delivery Due                  September ____, 2001*
                                                        ==============
Confirmation Mailed to Participants                    _____________, 2001*
                                                        =============

------------
 *Unless the Offer is extended.

+A shareholder exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by September _____, 2001, unless the Offer is extended.


                                 USE OF PROCEEDS


         If all of the Rights are exercised in full at the Subscription Price of $___ per Share, the net proceeds of the Offer to the Fund, assuming all 7,629,525 Shares offered hereby are sold, are estimated to be approximately $________, after deducting offering expenses payable by the Fund estimated at approximately $_______. The Adviser anticipates that the Fund will take up to 60 days from its receipt of the net proceeds of the Offer to invest the proceeds in accordance with the Fund's investment objectives and policies or otherwise employ such proceeds (for example, to reduce leverage), but in no event will any such use take longer than six months. Pending the use of the proceeds of the Offer, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality instruments. While the proceeds are invested in U.S. Government securities and other high-quality instruments, the proceeds will not be invested in securities consistent with the Fund's objective of providing high total return.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

         The investment objective of the Fund is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. This investment objective is fundamental and cannot be changed without a vote of shareholders. The Fund intends to make monthly distributions to the holders of its Common Shares out of net investment income and short-term capital gains. Long-term capital gains and undistributed net short-term gains, if any, will be distributed once annually.

INVESTMENT POLICIES

         The Fund seeks to achieve its investment objective through the following investment policies. These investment policies are nonfundamental and can be changed by the Fund's Board of Directors without shareholder approval. The Fund invests at least 60% of its assets in the following:


          o residential and commercial MBS that are (i) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or (ii) at the time of investment, investment grade securities (which are securities rated BBB- or above by S&P or Fitch , Baa3 or above by Moody's , or, if non-rated, are determined to by the Adviser to be of comparable credit quality);

          o real estate-related ABS that are, at the time of investment, rated A-/A3 or above by any of the Ratings Agencies; and
               ================

          o U.S. Government securities, including obligations of agencies and instrumentalities of the U.S. Government.





         The balance of the Fund's assets will be invested in:

o    high yield high risk mortgage securities;

o    high yield high risk corporate securities;

o investment grade real estate-related ABS, rated BBB+/Baa1, BBB/Baa2 or BBB-/Baa3 by any of the Ratings Agencies;

o non-real estate-related ABS, rated A-/A3 or better by any of the Ratings Agencies;

o    investment   grade  corporate   securities,   including  debt   securities,
     convertible securities and preferred

         stock;

o investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock;

o    shares of closed-end funds whose principal investments are debt securities;
     and

o    DMBS.

         The Fund's investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B by any of the Ratings Agencies or, if non-rated, are determined by the Adviser or Subadviser to by of comparable credit quality. The Fund's investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for B-/B3 rating or better.

         The Fund's investment in DMBS will be limited in the aggregate to 15% of total assets, and may include interest-only and principal-only stripped mortgage-backed securities; CMBS IOs; certain classes of CMOs, CMBS and ABS whose cash flows are substantially interest-only or principal-only in nature; and certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the index on which the floating rate is based.

         Subject to the limitations stated above, the percentages of total assets invested in the three principal investment categories may vary as the economic environment changes. The Adviser may alter the percentage commitments to these categories (if it believes that such alteration is in the best interests of shareholders) to create a high level of current income while it seeks to minimize net short-term and long-term capital losses. The Adviser also will use various hedging strategies, employing interest rate swap transactions, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. See "INVESTMENT RESTRICTIONS."

         In addition, leverage is a key element of the Fund's investment strategy. See "LEVERAGE AND BORROWING." The proportion of total assets invested in the broad classes of securities and hedging strategies and the Fund's use of leverage may fluctuate within the investment guidelines that must be complied with for maintenance of a rating on preferred shares, if issued. See "INVESTMENT RESTRICTIONS".


         If the rating or percentage of a security changes after purchase, the Fund will not be considered in violation of its policy.


         Portfolio Maturity and Turnover. The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of May 31, 2001, the weighted average maturity of the Fund's portfolio holdings was seven years. The weighted average maturity of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 12 years.


         In light of the Fund's investment objective and policies, the Fund's portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover.


         Leverage and Borrowing. The Fund intends, subject to applicable law and the maintenance limitations for preferred shares described later in this Prospectus, to obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing (see below). The use of leverage creates an opportunity for increased income, but at the same time creates special risk considerations because leveraging is a speculative technique. See "RISK FACTORS." The Fund may, but does not currently intend, to offer preferred shares under a separate Prospectus for an aggregate offering price not currently expected to exceed 50% of the value of the Fund's net assets to raise a portion of its capital and to provide investment leverage. Consequently, if the possible offering of preferred shares is not consummated and the Fund must rely primarily on alternate, more costly means to obtain investment leverage, the income available to holders of the Common Shares may be adversely affected. If an offering of preferred shares is successfully consummated; however, the Fund intends to use these alternate means primarily to finance repurchases of its Common Shares and to enhance liquidity and, when it is deemed to be in the best interests of shareholders, obtain additional investment leverage.


         Under the 1940 Act, the Fund cannot declare dividends or other distribution on, or redeem or purchase Common Shares unless, after giving effect thereto, the (i) asset coverage with respect to the Fund's senior securities representing indebtedness would be at least 300% and (ii) asset coverage with respect to the Fund's senior securities of a class which is stock, including the preferred shares, would be at least 200%. The use of leverage to the maximum extent permitted under the 1940 Act, however, will require a reduction in outstanding preferred shares and/or indebtedness prior to the declaration of dividends or distributions on, or redemptions or purchases of, Common Shares.

         A failure by the Fund to comply with the asset coverage requirements of the 1940 Act will preclude, among other things, the payment of dividends on the Common Shares. The failure to pay dividends might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains such qualification, may cause the Fund to incur income and excise taxes on its undistributed income. See "FEDERAL TAXATION -FEDERAL INCOME TAX TREATMENT OF THE FUND" in the Statement of Additional Information.

         The maintenance requirements for preferred shares also may restrict the Fund's borrowing ability because of the requirement that the Fund both maintain a specified discounted asset value for its portfolio and comply with the asset coverage requirements of the 1940 Act. Under the anticipated terms of the preferred shares, failure to satisfy either of such requirements may result in mandatory partial redemption of the preferred shares, which could reduce the Fund's leverage and affect negatively the potential returns on the Common Shares. See "DESCRIPTION OF CAPITAL STOCK - PREFERRED SHARES" and "FEDERAL TAXATION" in the Statement of Additional Information.

         The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed below). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Under Investment Company Act of 1940 Release No. 10666 ("Rel. 10666"), the SEC indicated that it would not raise the question whether an instrument or arrangement was a senior security if cash or marketable securities equal to 100% of the value of the obligation were maintained in a segregated account to collateralize the obligation. The Fund will follow the guidelines set forth in Rel. 10666 with respect to reverse repurchase agreements. Accordingly, the Fund will not treat these agreements as senior securities for purposes of its investment restrictions; these agreements will affect asset coverage, however, because under the 1940 Act the liability to repurchase the securities offsets the asset that results from the sale of securities.

         The Fund expects that some of its borrowing may be made on a secured basis. For example, the Fund may establish a secured line of credit with one or more lenders. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with
(i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.

         Under certain circumstances, and notwithstanding adverse interest rate or market conditions, the Fund may use leverage to obtain sufficient cash to make required distributions or dividends when such leveraging is deemed to be in the best interests of shareholders. Such situations may arise if the Fund's status as a regulated investment company or its ability to maintain the minimum liquidity levels required by its Articles of Incorporation are endangered. See "FEDERAL TAXATION - FEDERAL INCOME TAX TREATMENT OF THE FUND" in the Statement of Additional Information and "DESCRIPTION OF CAPITAL STOCK - PREFERRED SHARES."

OTHER INVESTMENT POLICIES

         The Fund may engage in various transactions for hedging purposes (collectively, "Hedging Transactions"), including interest rate swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. Hedging Transactions may be used to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging Transactions may also be used to attempt to protect against possible declines in the market value of the Fund's assets resulting from downward trends in the debt securities markets (generally due to an increase in interest rates), to protect any unrealized gains in the value of the Fund's portfolio securities, to facilitate the sale of such securities, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, or to protect against rising leverage costs due to an increase in interest rates. Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best interest of investors in the Fund. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction. The Fund intends to use these transactions as a hedge against market fluctuations and to manage the interest rate risk of the Fund's investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.

         Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

         The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

         The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

         The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         Repurchase Agreements. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.

         Lending of Securities. The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

         The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

INVESTMENT RESTRICTIONS

         The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, a majority of any outstanding preferred shares, voting as separate classes, which means for each class the lesser of (a) more than 50% of the outstanding shares of such class or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of such class are represented. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

     (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government or any agency or instrumentality thereof;

     (2) invest 25% or more of the value of its total assets in the securities of any one issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (3) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry;

     (4) issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund's total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps maintained in accordance with the guidelines in Rel. 10666 will not be treated as senior securities;

     (5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restriction 4 above. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply with the guidelines in Rel. 10666, including the collateral requirements;

     (6) make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objective and policies and investment restrictions or the temporary investment in repurchase agreements with Qualified Institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund's total assets (including such loans);

     (7) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

     (8) invest for the purpose of exercising control over management of any company;

     (9) purchase real estate or interests therein other than MBS, DMBS and similar instruments;

     (10) purchase or sell commodities or commodity contracts except for hedging purposes; or

     (11) except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund's total assets and the Fund's aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.



                         DESCRIPTION OF FUND INVESTMENTS

         The discussion below describes in greater detail the principal categories of securities in which the Fund intends to invest. At the time of making investments in each category, the Adviser or the Subadviser (as the case may be) will consider the ratings of the securities in which it may invest or, in the case of non-rated securities, the comparability of their credit risk to that of rated securities. The Rating Agencies determine ratings for MBS and certain DMBS by considering the likelihood of the receipt by the holders of such securities of all required distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with the securities. The ratings do not represent an assessment of the likelihood that principal prepayments will be made by mortgagors, which may cause investors to suffer a lower than anticipated yield or fail to recoup their initial investment.

         Ratings on high yield high risk corporate securities are based largely on the issuer's historical financial information and the Rating Agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular high yield high risk corporate security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating indicates.

         Changes by the Rating Agencies in their ratings of securities may affect the market value of these investments.


         Although the Adviser or the Subadviser (as the case may be) will consider ratings when making investment decisions for the Fund, it performs its own investment analysis and does not rely principally on the Ratings Agencies. Because investment in lower rated securities involves a greater number of investment considerations than investment in higher rated securities, the achievement of the Fund's investment objective, to the extent it is contingent upon investment in high yield high risk mortgage and high yield high risk corporate securities, will depend more on the Adviser's and the Subadviser's analytical capabilities than would be the case if the Fund were investing exclusively in investment grade corporate securities.


         Investors should note that new types of MBS, DMBS, hedging instruments and other securities in which the Fund may invest are developed and marketed from time-to-time and that, consistent with its investment restrictions, the Fund expects to invest in those securities and instruments that the Adviser believes may assist the Fund in achieving it investment objective. Investments in these securities and instruments will be disclosed to shareholders in the Fund's annual, semi-annual and other reports. These investments may, however, pose special risks to investors.

         Please refer to the "RISK FACTORS" section of this Prospectus for a comprehensive discussion of the risks associated with the securities in which the Fund invests.


RESIDENTIAL MORTGAGE  BACKED SECURITIES ("RMBS")
------------------------------------------======

         RMBS   are   securities   that   directly   or   indirectly   represent
participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following:


         (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Mortgage Corporation ("Freddie Mac" or "FHLMC");
         (ii) those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and

         (iii) those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

         Privately-issued RMBS are secured by a pool of first lien mortgage loans to high quality borrowers in which a majority of the loans in the pool have an initial "loan-to-value" ("LTV") ratio of less than 100%. The LTV is the ratio of the original principal amount of the loan to the assessed value of the property securing the loan at the time of origination.

         The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

         Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Fund are likely to be lower and the effective maturities of RMBS may extend.

 COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")
--===========================================

         CMOs are debt obligations or multiclass pass-through or pay-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. CMOs are backed by mortgage pass-through securities (discussed above) or pools of whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple "classes". The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.


         CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of or investors in mortgage loans. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancement described below under "Credit Support." In addition, CMOs issued by private sector entities may be illiquid. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.


         In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. As a result of this allocation process, certain classes of a CMO may have more predictable cash flows, while the cash flows of other classes may be less predictable. CMO classes with less predictable cash flows will generally exhibit more volatile market prices and yields. The Fund may purchase CMOs that have been sold in public offerings registered under the Securities Act of 1933 or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.

SUBORDINATED CMOs

         The Fund may invest to a significant degree in Subordinated CMOs. Privately-issued CMOs generally are securitized in senior/subordinated structures. In these structures, the senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors, who assume the first losses if there are defaults on the underlying loans. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit
enhancement  or  guaranteed  by  an  agency  or   instrumentality  of  the  U.S.
Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as the market for other fixed income securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS")

         CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.


         Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

         CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

         Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees,
additional       subordinated        securities,        cross-collateralization,
over-collateralization and the equity investor in the underlying properties.


ASSET-BACKED SECURITIES ("ABS")

         ABS, which may be real estate-related or non-real estate related, are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.


         ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.


         Real estate-related ABS are secured by pools of loans generally secured by property and buildings. Real estate-related ABS include issues secured by second liens on residential property, commonly referred to as "home equity loans" and "home equity lines-of-credit." Real estate-related ABS may also be secured by pools of loans secured by first liens on residential property, where the majority of the loans in the pool have initial LTVs of greater than 100%. Such loans are commonly referred to as "high LTV loans". Real estate-related ABS may also be secured by other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise business. Investment in real estate-related ABS will be limited to those which have obtained the rating of at least BBB-/Baa3 from any of the Ratings Agencies.

         Non-real estate-related ABS are secured by pools of loans, receivables, leases or other forms of indebtedness or claims to identifiable cash flows which are not secured by property or buildings. Investment in non-real estate-related ABS will be limited to those which have obtained the rating of at least A-/A3 from any of the Ratings Agencies.

 CREDIT SUPPORT
--===============


         Many of the CMOs, CMBS and ABS in which the Fund will invest are issued in a senior/subordinated structure. In these structures, the senior class investors are deemed to be protected against potential losses on the underlying loans or assets by the subordinated class investors. Subordinated classes are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or securities backed by third party credit enhancement or guaranteed by a governmental entity. Subordinated classes may also have limited marketability.

         In senior/subordinated structures, CMOs, CMBS and ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.


HIGH YIELD HIGH RISK MORTGAGE-BACKED SECURITIES

         Certain subordinated classes of CMOs and CMBS are considered to be high yield high risk MBS. Such securities are generally rated BB+/Ba1 or lower or are unrated. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative, and may have limited marketability.

U.S.  GOVERNMENT SECURITIES

     U.S. Government Securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

HIGH YIELD HIGH RISK CORPORATE SECURITIES

         High yield high risk corporate securities generally are U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stock, which have higher yields and lower ratings than fixed income instruments that are rated investment grade or are comparable to investment grade securities. high yield high risk corporate securities are generally rated BB+/Ba1 or lower by any of the Rating Agencies. The Fund's investments in high yield high risk corporate securities will be principally in those high yield high risk corporate securities which, at the time of investment, are rated BB/Ba or B/B by any of the Rating Agencies or in any non-rated high yield high risk corporate security which, at the time of investment, the Subadviser believes is at least of comparable credit quality. The Fund also may purchase securities that, at the time of investment, are rated BBB/Baa by any of the Rating Agencies if adverse market perceptions cause the securities to have yields comparable to those of securities rated BB/Ba. Securities with ratings below BB+/Ba1 are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may continue to hold high yield high risk corporate securities that were downgraded subsequent to purchase, including securities that may be in default. Securities in the lower rating categories are considered to have major risk exposures to adverse conditions. The Rating Agencies' descriptions of the various rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A, "Ratings of Corporate Obligations".


         The Fund may invest in certain types of high yield high risk corporate securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the Fund.

DERIVATIVE MORTGAGE-BACKED SECURITIES ("DMBS")


         DMBS include securities such as interest only and principal only stripped MBS, interest-only classes of CMBS ("CMBS IOs"), and certain classes of CMOs, CMBS and ABS whose cash flows are substantially interest-only or principal-only in nature. DMBS also include certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the index on which the floating rate is based. The Fund will invest no more than 15% of its assets in DMBS. The Fund has no intention, under current tax laws, to invest in CMO residuals or ABS residuals.

         The yields on DMBS are generally higher than prevailing market yields on MBS , however, their market prices generally are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques. See "OTHER INVESTMENT POLICIES" in the Statement of Additional Information.

         Although DMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary market trading in these securities may not be as well developed as the market for certain other fixed-income securities.


         Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         There are generally two types of classes of SMBS, one of which (the "IO [interest only] class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of Mortgage Assets and the other of which (the "PO [principal only] class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets.


         Interest-Only Commercial Mortgage Backed Securities ("CMBS IOs"). The Fund may also invest in CMBS IOs, which are classes of CMBS that are not entitled to (or only nominal) payments of principal, but only to payments of interest. The yield to maturity of IOs is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying Mortgage Assets. Yields on IOs may be adversely affected by interest rate changes. In periods of declining interest rates, rates of prepayments on mortgage loans generally increase, and if the rate of prepayments is faster than anticipated, then the yield on IOs will be affected adversely. The Fund also may invest in sub IOs, a class for which interest generally is withheld and used to make principal payments on more senior classes. Sub IOs provide credit support to the senior classes, and thus bear substantial credit risk. Moreover, because all IO classes only receive interest payments, their yields are extremely sensitive not only to default losses but also to changes in the weighted average life of the relevant classes, which in turn will be dictated by the rate of prepayments on the underlying Mortgage Assets.

         Other DMBS. The Fund may also invest in certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the Index on which the floating rate is based. Examples of such Indices include the London Inter-Bank Offered Rate ("LIBOR"), and the Federal Home Loan Bank's 11th District Cost of Funds Index ("COFI"). The floating rate of interest of these classes may vary directly or inversely with the respective Indices, and may be affected by caps and floors. The yield to maturity and prices of these securities may be extremely sensitive to movements in the Indices. In addition, the classes may be affected by prepayment risk on the underlying mortgage assets, and may be significantly less liquid than other types of MBS.

         CMO Residuals. Under current tax law, the Fund will not invest in CMO residuals or ABS residuals.

                                  RISK FACTORS

         An investment in the Fund is subject to a number of risks and special considerations, including the following:

DILUTION

         Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be subscribed.


         As of the date of this Prospectus, the Subscription Price per share for the Offer is less than the Fund's net asset value per share. Assuming that all Rights are exercised and there is no change in the net asset value per share, shareholders would experience an immediate dilution of the aggregate net asset value of their Common Shares as a result of the Offer. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the net asset value per share will be at the expiration date or what proportion of the Shares will be subscribed. Such dilution could be substantial.


         For example, assuming that all Rights are exercised at the Subscription Price of $_______ and the net asset value per share at the Expiration Date was $________, the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $_____ per share (or ______%).


         The fact that the Rights are transferable may reduce the effects of any dilution as a result of the Offer. You can transfer or sell your Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. The Fund cannot give any assurance that a market for the Rights will develop or the value, if any, that the Rights will have.


RESIDENTIAL MORTGAGE-BACKED SECURITIES


         The investment characteristics of RMBS differ from those of traditional debt securities. The major difference include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In periods of declining mortgage interest rates, prepayments on RMBS generally increase. If general interest rates also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. RMBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. In general, changes in both prepayment rates and interest rates will change the total return on RMBS. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities, even if the securities have been assigned the highest rating by a ratings agency or are issued or guaranteed by the U.S. Government or one if its agencies or instrumentalities. The Fund may use hedging techniques to attempt to mitigate this risk.


SUBORDINATED CMOs

         The Fund may invest to a significant degree in subordinated classes of CMOs. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit
enhancement  or  guaranteed  by  an  agency  or   instrumentality  of  the  U.S.
Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as for other fixed income securities.

         To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, all or a portion of the principal could be lost.


COMMERCIAL MORTGAGE-BACKED SECURITIES


         CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such CMBS and the risks associated with direct ownership of real estate. This may be especially true in the case of CMBS secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans.

         Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

         In general, any losses on a given property, the lien on which is included in a CMBS, will be absorbed first by the equity holder of the property and then by the "first loss" subordinated security holder to the extent of its principal balance. Because the Fund intends to invest in both senior classes and subordinated classes of CMBS, in the event of default of the equity support, any debt classes junior to those in which the Fund invests will bear losses prior to the Fund. However, there can be no assurance that the Fund will be able to recover all of its investments in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline, the Fund may bear significant losses.


ASSET-BACKED SECURITIES


         ABS share many of the risk characteristics of MBS, including the risk of default on the underlying collateral and uncertain timing as to return of principal due to prepayment risk on the underlying assets.

         The level of defaults on ABS collateral vary by loan originator, type of loan collateral, borrower demographics and selection criteria used to form the pool of receivables backing an ABS, as well as by changes in economic conditions. Factors which may influence the level of defaults and net losses on a pool of assets include the underwriting standards of the loan originator, the servicing and collection capabilities of the servicer, whether the loans are themselves secured by assets, and geographic diversity of the loans in the pool.

         ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property. For example, the risk of non-payment from credit card receivables is generally not secured by a specific interest in real property. Automobile and manufactured housing receivables are secured by assets that depreciate in value. Home equity loans may be fixed loans or revolving lines of credit secured by the equity value of the borrower's single family home. Because of the large number of vehicles involved in a typical issuance involving automobile receivables and technical requirements under state laws, the trustee for the holders of obligations backed by automobile receivables may not have a perfected security interest in all of the vehicles securing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. In addition, many issuers of obligations backed by automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

         Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

INVESTMENT GRADE SECURITIES


         The Fund intends to own MBS, CMBS and ABS in all four investment grade rating categories (AAA/Aaa, AA/Aa, A/A, and BBB/Baa), and may own investment grade corporate securities as well. In general, the ratings assigned to securities by nationally recognized rating agencies represent the opinions of these agencies as to the issuer's creditworthiness, ability to make timely repayments of principal and interest and the nature and quality of the collateral underlying the obligation. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.


         The Fund's investment in securities rated at the time of investment in the second, third or fourth highest rating category by a nationally recognized rating agency incrementally increases the risk of nonpayment and of significant delay in payment on such securities which nonpayment or delay could have an adverse impact on the net income and dividends of the Fund and on the Fund's ability to achieve its investment objectives. Securities rated in the fourth highest rating category by a nationally recognized rating agency have speculative characteristics. For example, debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Such bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. See "Appendix A."


         Ratings downgrades may adversely affect the value of a security and may have an adverse effect on the net asset value of the Fund and on the Fund's ability to achieve its investment objective.


HIGH YIELD HIGH RISK MORTGAGE AND CORPORATE SECURITIES


         Investors should recognize that below investment-grade and unrated mortgage and corporate securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's Common Shares. While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

         Securities which are rated Ba by Moody's, BB by S&P, or BB by Fitch have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.


         In general, the ratings of the Rating Agencies represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser and/or Subadviser, as appropriate, to evaluate potential investments.

DERIVATIVE MORTGAGE-BACKED SECURITIES


         The yield on DMBS are generally higher than prevailing market yields on MBS , however, their market prices generally are more volatile and there is a greater risk that the initial investment will not be fully recouped. The cash flows and yields on DMBS may be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, or to changes in an index on which a floating rate of interest on the class may be based in a leveraged manner.

         The cash flows of SMBS, including IOs and POs and securities whose cash flows are substantially interest-only or principal-only, are generally extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid rate of principal prepayments is likely to have a material adverse affect on the yield to maturity and market value of IOs; a rapid slowing of prepayments is likely to have a material adverse affect on the yield to maturity and market value of POs. Ratings of MBS, including IOs and POs, address only the likelihood of the receipt by investors of all distributions to which such investors are entitled, but do not represent any assessment of the likelihood or rate of principal prepayments. Therefore, depending on the rate of principal prepayments on the underlying Mortgage Assets, an IO or PO investor may experience a lower than anticipated yield or fail to recoup its initial investment notwithstanding a AAA or Aaa rating.

         CMBS IOs are classes of CMBS that are entitled to no (or only nominal) payments of principal, but only to payments of interest. The yield to maturity of CMBS IOs is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying Mortgage Assets. The yield on CMBS IOs may be adversely affected by interest rate changes. In periods of declining interest rates, rates of prepayments on mortgage loans generally increase. If the rate of prepayments occurs faster than anticipated, then the yield on CMBS IOs will be affected adversely. In addition, certain CMBS IOs are subordinated to more senior classes within the CMBS issue, and thus bear substantial credit risk.

         The cash flows of certain other DMBS may be extremely sensitive to a rapid change in index rates on which a floating coupon is based. Such a change may have a material adverse affect on the yield to maturity and market value of DMBS that carry a floating rate of interest with a highly levered relationship to the index rate on which the floating rate is based. The cash flows on these securities may also be sensitive to prepayment risk.


LESS MARKETABLE AND ILLIQUID SECURITIES


         Under certain market conditions, a substantial portion of the Fund's portfolio will be invested in securities for which the secondary trading market is not as well developed as the market for certain other fixed income securities or that are otherwise considered less marketable or illiquid. Liquidity of a security refers to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. Securities which have limited marketability or which may be regarded as illiquid may include subordinated classes of CMOs, CMBS, ABS, DMBS, and high yield high risk mortgage and corporate securities. In addition, the Fund may invest in securities which may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer and the small size of the issue (relative to the issues of comparable interests).


HEDGING TECHNIQUES

         The Fund may employ a variety of Hedging Transactions, including interest rate swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging techniques expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed. The principal risks relating to the use of Hedging Transactions are:
(a) possible imperfect correlation between changes in the value of the hedging instrument and the changes in the market value of the underlying securities; (b) possible lack of a liquid secondary market for closing out or offsetting a hedging position; (c) losses on hedging positions resulting from general movements in securities prices or interest rate movements not anticipated by the Adviser, and (d) the possibility that the Fund could be obligated to pay variation margin on a hedging position at a time when it would be disadvantageous to do so. While the use of Hedging Transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential gain that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

OPTIONS TRANSACTIONS

         The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option but to sell the underlying security, such potential option purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying securities' price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable, the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

         The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.

         The Fund's ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities may be considered illiquid.

FUTURES TRANSACTIONS

         The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedge position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

REPURCHASE AGREEMENTS

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

LEVERAGE


         In borrowing from banks or through reverse repurchase agreements, the Fund will pay interest on borrowed money and may incur other transaction costs, and will pledge some assets as collateral. Borrowing expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Fund may invest in securities with borrowed money which lose value, thereby increasing the amount of loss incurred by an investor. In times of volatile markets, a drop in the value of the assets of the Fund may cause the Fund to violate agreed upon credit maintenance ratios. This could result in a default under such loan agreements causing an early call of a loan and/or the payment of penalties to the lender; thereby causing a loss of income and/or principal to investors in the Fund. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.


SHORT SALES

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security or otherwise closes the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The projected offset to this price risk within the portfolio is the market value gain of the similar securities held by the Fund. However, changes in the value of the securities sold short and of the portfolio securities may not correlate under some market conditions.

TAXABLE INCOME WITHOUT CASH DISTRIBUTIONS


         The Fund is permitted to invest in securities that are deemed to have original issue discount for federal income tax purposes, such as zero coupon securities and certain high yield high risk mortgage or corporate securities or DMBS. Such securities are purchased at a discount from their face values to reflect that interest payments are either not made on a current basis or do not reflect prevailing interests rates for instruments of like grade and quality. When held to maturity, part or all of the yield of such instruments will consist of the payment of an amount equal to the original issue or market discount, which is generally equal to the difference between their purchase price and their redemption price. Each year, the Fund is required to accrue with respect to such securities a portion of the original issue discount or the market discount (if the Fund elects to accrue market discount on a current basis with respect to such instruments), which is considered investment company taxable income in that year under the Internal Revenue Code, notwithstanding the fact that there is no corresponding distribution of cash to the Fund. Consequently, an investment by the Fund in the above securities may cause the Fund to incur borrowings or to liquidate a portion of its portfolio, at rates or times (as the case may be) that the Adviser (or the Subadviser) regards as unfavorable in order to distribute all of its investment company taxable income. For a discussion of certain tax consequences resulting from the inclusion of the above securities in the Fund's portfolio, see "FEDERAL TAXATION - FEDERAL INCOME TAX TREATMENT OF THE FUND" in the Statement of Additional Information.


DISCOUNT FROM NET ASSET VALUE


         The shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values, but may trade at a premium. In the past, Common Shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. The Fund cannot predict whether its Common Shares will trade at, above or below net asset value in the future. The value of the debt securities in the Fund's investment portfolio and its net asset value will fluctuate, generally inversely, with changes in interest rates. The possibility that Common Shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund's net asset value will decrease. The Fund will employ various hedging techniques to hedge against the negative fluctuations in net asset value that may result from certain changes in interest rates. Market price risk may be greater for investors who intend to sell their Shares in a relatively short period after completion of this offering.

         In an effort to reduce or eliminate a market value discount from net asset value, the Fund will consider at least once annually, in accordance with applicable law and subject to the rights of holders of any preferred shares, repurchasing Common Shares in the open market or tendering for Common Shares at net asset value as of the close of business on the date that the Offer ends, in either case in amounts deemed advantageous to the Fund and the holders of Common Shares. The Fund may incur debt to finance repurchases, which poses certain risks to holders of Common Shares. Any borrowings for this purpose will be subject to the asset coverage requirements and borrowing restrictions of the 1940 Act and any investment guidelines established in connection with preferred shares. There can be no assurance that the Board of Directors will authorize such repurchases and/or tender offers or that, if undertaken, such actions will result in an improvement in the price of the Common Shares. See "DETERMINATION OF NET ASSET VALUE" and "REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END STATUS".


ANTI-TAKEOVER PROVISIONS

         Certain anti-takeover provisions adopted by the Fund will make a change in the Fund's business or management without the approval of the Board of Directors more difficult and might have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium above the prevailing market price. For a discussion of these and other anti-takeover provisions see "DESCRIPTION OF CAPITAL STOCK - ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS."

DIVIDENDS AND DISTRIBUTIONS

         Subject to market conditions, the Fund seeks to provide its shareholders with a relatively stable level of dividends per share paid from net investment income and short-term capital gains. However, the Fund cannot give any assurance that it will be able to maintain its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments. If issued, preferred shares will have a preference on dividends.

          Long-term capital gains and undistributed net short-term gains, if any, will be distributed once annually. Shareholders may elect to participate in the Fund's dividend reinvestment plan. See "DIVIDEND REINVESTMENT PLAN." "Net investment income", as used above, includes all dividends, interest and other income earned by the Fund on its portfolio holdings, net of the Fund's expenses. Monthly notices will be provided in accordance with Section 19(a) of the 1940 Act. For a discussion of certain possible restrictions on the Fund's ability to declare dividends on the Common Shares see "LEVERAGE AND BORROWING" and "DESCRIPTION OF CAPITAL STOCK - PREFERRED SHARES."

         To the extent that the Fund's portfolio investments generate income exceeding that which is required to pay any target level of dividends set by the Board of Directors, the Fund may decide to retain and accumulate that portion of the Fund's income which exceeds such dividend level and may pay applicable taxes thereon, including any federal income or excise taxes.

         Alternatively, to the extent that the Fund's current income is not sufficient to pay any target level of dividends set by the Board of Directors, the Fund may distribute to its shareholders all or a portion of any retained earnings or make a return of capital to maintain such target level.

         Based on information provided by the Adviser on current market conditions and available leverage opportunities, the Board of Directors believes that the Offer may not result in a decrease in the Fund's current level of dividends per share for the foreseeable future.

         The  Fund  will  not  be  permitted  to  declare   dividends  or  other
distributions with respect to the Common Shares or any series of preferred shares or purchase Common Shares or any series of preferred shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

         Given the above-described investment risks inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

         The management of the Fund, including general supervision of the duties performed by the Adviser and Subadviser, is the responsibility of the Board of Directors. See "DIRECTORS AND OFFICERS" in the Statement of Additional Information for more information.

ADVISER


         The Fund has engaged Hyperion Capital Management, Inc. to provide professional investment management for the Fund pursuant to an Advisory Agreement dated August 4, 1989. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Adviser is responsible for overall management of the Fund's business affairs.

         The Adviser is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis
S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Vice Chairman of the Board of the Adviser and a Director of the Fund. Andrew M. Carter is the Chairman and Chief Executive Officer of the Adviser and Chairman of the Fund. Messrs. Salvatore Ranieri and Shay are directors of the Adviser, but have no other positions with either the Adviser or the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Fund, has been a special limited partner of Hyperion Ventures and since July 1993, she has been a limited partner of Hyperion Partners. Clifford E. Lai, the President of the Fund, is an employee of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits, including any profit from a sale of the Adviser. Patricia A. Botta and John H. Dolan, Vice Presidents of the Fund, and Thomas F. Doodian, Treasurer of the Fund, are also employees of the adviser. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

         The Adviser provides advisory services to several other registered investment companies and one offshore fund, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, DMBS and ABS, and in using hedging techniques. Lewis S. Ranieri, Vice Chairman of the Adviser and Director of the Fund, was instrumental in the development of the secondary MBS market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and U.S. Government guaranteed areas. Clifford E. Lai, President and Chief Investment Manager of the Adviser and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

     Portfolio Management. Mr. John H. Dolan is an employee of the Adviser and has been primarily responsible for the day-to-day management of the Fund's portfolio since 1998. See "Directors and Officers" in the Statement of Additional Information for a description of Mr. Dolan's business experience during the past five years.


ADVISORY AGREEMENT

         On March 13, 2001, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved extension of the Advisory Agreement through March 31, 2002. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Ranieri and Carter and Ms. Sloan were interested persons of the Fund. The Advisory Agreement was last submitted to a vote of the shareholders of the Fund at the first Annual Meeting of the shareholders of the Fund held on June 5, 1990. At that meeting, the shareholders approved the continuance of the Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

         Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets and to provide, with the assistance of Pacholder Associates, Inc. (the "Subadviser"), such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund.

         The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Adviser's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Adviser during the last fiscal year of the Fund amounted to $1,373,408, of which $56,916 was paid by the Adviser to the Subadviser.

SUBADVISER


     The Adviser has engaged the Subadviser to provide subinvestment advisory services for investments in higher yielding, lower rated, or unrated fixed income securities of U.S. corporations. The amount of the Fund's assets allocated to the Subadviser is determined by the Adviser. The Subadviser, a registered investment adviser, is an Ohio corporation, organized in December 1983, and currently manages approximately $1 billion in corporate high yield high risk bonds and related securities and approximately $145 million of other securities. The business address of the Subadviser and its officers and directors is 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236.


     The overall portfolio management strategy undertaken by the Subadviser on behalf of the Fund is mutually determined by the Adviser and the Subadviser. The execution of the management strategy is conducted under the general supervision and direction of William J. Morgan. Mr. Morgan, a founder of the Subadviser, is President of the Subadviser and has been a member of the Subadviser's management review committee, which oversees all investment functions, including the execution of high yield high risk investment strategy for the Fund and reviewing the Subadviser's credit watch list and purchase and sale recommendations, since the inception of the firm in 1983. He was high yield portfolio manager from 1984 to 1991 and the special assets portfolio manager from 1991 until 2000. In June 2000, Mr. Morgan resumed the position of high yield portfolio manager. Dr. Asher
O. Pacholder, Chairman of the Subadviser, owns more than 50% of the shares of the Subadviser and Mr. Morgan owns more than 20% of the shares. Both Dr. Pacholder and Mr. Morgan are directors of the Subadviser.

     Portfolio Management. William J. Morgan is an employee of the Subadviser and has been primarily responsible for the day-to-day management of the Subadviser's portion of the Fund's portfolio since the Fund's inception in 1989. Please see the discussion above for a description of Mr. Morgan's business experience during the past five years.

SUBADVISORY AGREEMENT

         On March 13, 2001, the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved extensions of the Subadvisory Agreement through March 31, 2002. No director of the Fund owned any securities of, or had any other material direct or indirect interest, in the Subadviser or any person controlling, controlled by or under common control with the Subadviser on the date of the Disinterested Directors' approval of the extension of the Subadvisory Agreement. The Subadvisory Agreement was last submitted to a vote of the shareholders of the Fund at the first Annual Meeting of the shareholders of the Fund held on June 5, 1990. At that meeting the shareholders approved the Subadvisory Agreement, which contains the same provisions with respect to continuation and termination as does the Advisory Agreement, except that the Subadvisory Agreement may not be assigned without the consent of the other party thereto.

         The Subadvisory Agreement provides, among other things, that the Subadviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Subadvisory Agreement. The Subadvisory Agreement provides that the Adviser shall pay to the Subadviser a monthly fee for the Subadviser's services which is equal to 0.35% per annum of the portion of the Fund's average weekly net assets that is invested in high yield high risk corporate securities (which shall be equal to the average weekly value of the total assets invested in high yield high risk corporate securities, minus the sum of accrued liabilities (including accrued expenses) directly related thereto and a pro rata percentage of any declared but unpaid dividends on the Common Shares and a pro rata percentage of accrued liabilities related to the Fund in general). The Adviser has paid and intends to continue to pay the Subadviser's fee out of the fee that the Adviser will receive from the Fund. Investment advisory fees paid by the Adviser to the Subadviser during the last fiscal year of the Fund amounted to $56,916.

ADMINISTRATION AGREEMENT

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.20% of its average weekly assets.

SUBADMINISTRATION AGREEMENT

         As of September 2000, the Administrator has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Subadministrator"). The Subadministrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays a monthly fee at an annual rate of at least $100,000.

                        DETERMINATION OF NET ASSET VALUE
         The net asset value of the Common Shares will be computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per Common Share will be determined as of the close of the Exchange no less frequently than the second to the last business day of each week and the last business day of each month. The Fund calculates net asset value per Common Share by subtracting (i) the Fund's liabilities (including accrued expenses), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value any outstanding preferred shares and (iv) any dividends payable on the Common Shares, from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

         Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported-as in the case of some securities traded over-the-counter- the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices.

         The Fund values MBS, high yield high risk mortgage and corporate securities, DMBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. A determination of value by a pricing service to be used in calculating net asset value will be deemed to be a fair value determination made in good faith by the Board of Directors. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some but not necessarily all of the general factors which may be considered in determining fair value include:
(i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence or merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END STATUS

REPURCHASE OF COMMON SHARES


         Several factors may cause the market price per share of the Common Shares to be greater than or less than net asset value per share. Shares of closed-end investment companies that invest primarily in fixed income securities tend to trade on the basis of the market yield on their shares and, like the prices of their underlying assets, the share prices of such funds tend to move in an inverse relationship to changes in interest rates. Prices of high yield high risk securities also fluctuate in response to general economic conditions and business conditions affecting the specific industries in which the issuers of such securities are engaged. Such changes in the values of portfolio securities generally will not affect the amount of interest income earned on such securities but they will affect the net asset value of the Fund. In addition, shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The market price of the Fund's shares also may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund.


         The Board of Directors from time to time may, in the interests of the Fund's shareholders, consider actions for the Fund to take to attempt to reduce a market value discount. Subject to applicable law and restrictions with respect to any preferred shares, such actions may include the repurchase of Common Shares in the open market or the making of a tender offer at net asset value as of the close of business on the date any such tender offer ends to all holders of Common Shares, for a portion of the Common Shares. Any service fees incurred in connection with a tender offer will not be deducted from the consideration paid for the Common Shares. The Board of Directors considers repurchases and the making of a tender offer at least once annually, but there is no requirement that the Fund repurchase Common Shares or make a tender offer. The Fund may incur debt to finance any repurchases or tenders, subject to compliance with the 1940 Act, the Fund's fundamental policy with respect to borrowings and the other limitations described under "INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS." Interest on any such borrowings will reduce the Fund's net income. Any failure by the Fund to maintain certain asset coverage ratios would provide certain rights to holders of any preferred shares which could affect negatively potential returns on the Common Shares. See "DESCRIPTION OF CAPITAL STOCK - PREFERRED SHARES."

         There can be no assurance that any such repurchases and/or tenders would cause the Common Shares to trade a price equal to their net asset value or reduce the spread between the market price and the net asset value per Common Share. Although the Board of Directors would not expect to authorize Common Share repurchases and tenders unless it believes that such action would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, the Adviser does not anticipate that repurchases and tenders should interfere with the ability of the Fund to manage its investments in accordance with its investment objective, and does not anticipate any material difficulty in disposing of portfolio securities to consummate Common Share repurchases and tenders.

         The Fund does not intend to effect repurchases or tender offers if (1) such transactions would result in the delisting of the Common Shares by the Exchange or impair the Fund's status as a regulated investment company under the Internal Revenue Code; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner without creating a negative impact on the net asset value of the Fund to the detriment of shareholders; or (3) there are certain other events or conditions that would have a material adverse effect on the Fund or its shareholders if Common Shares were repurchased. The Board of Directors may modify these conditions in light of experience if it deems the modifications to be in the best interests of shareholders.


         If the Fund must liquidate portfolio securities to pay for the purchase of Common Shares, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses. See "FEDERAL TAXATION - FEDERAL INCOME TAX TREATMENT OF THE FUND" in the Statement of Additional Information.


CONVERSION TO OPEN-END STATUS

         The  Fund's  Board of  Directors  may  elect to  submit  to the  Fund's shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.

                           DIVIDEND REINVESTMENT PLAN


         Pursuant to the Fund's Plan, holders of Common Shares may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Common Shares. Pursuant to the Plan, shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.


         The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash or in shares, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if
(2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Common Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Common Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, the Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Common Shares, resulting in acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Fund will not issue Common Shares under the Plan below net asset value.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

         In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

         There is no charge to participants for reinvesting dividends or capital gain distributions through the plan, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commission charged with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "FEDERAL TAXATION-FEDERAL TAX TREATMENT OF HOLDERS OF COMMON SHARES" in the Statement of Additional Information.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 366, Boston, MA 02101.

                                FEDERAL TAXATION


         The Fund will distribute substantially all of its net investment income and gains to shareholders. Such distributions are taxable as ordinary income or capital gains to the shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of the income or gains.


         Please see the Statement of Additional Information for a more detailed discussion of the federal income tax issues associated with the purchase of the Fund's Common Shares.

                          DESCRIPTION OF CAPITAL STOCK

general

         The Fund has authorized capital of 50,000,000 Common Shares, par value $.01 per share as of May 31, 2001. Of that amount, the Fund holds no Common Shares and there are 22,888,575 Common Shares outstanding. The Articles of Incorporation permit the Board of Directors to classify and reclassify any unissued Common Shares. The Board of Directors may create a class of preferred shares. The Common Shares and preferred shares if issued, will be fully paid and nonassessable. There are no preemptive rights.

COMMON SHARES

         The Fund has no present intention of offering any additional Common Shares except through the Offer outlined in this Prospectus and pursuant to the Dividend Reinvestment Plan. Other offerings of its Common Shares, if made, will require approval by the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities. The rights of Common Shares with respect to dividends and distributions are described under "RISK FACTORS - DIVIDENDS AND DISTRIBUTIONS." Each Common Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.

PREFERRED SHARES


         Although there is no present intention of doing so, the Fund may offer preferred shares subject to market conditions, if it believes that leveraging the Fund's capital structure through the issuance of preferred shares may achieve benefits to holders of the Common Shares . There can be no assurance, however, that preferred shares will be issued or that the terms of preferred shares will be those that are currently anticipated.


         The terms of the preferred shares, including the dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Articles of Incorporation) if and when they authorize an offering of preferred shares. The preferred shares may be issued in one or more series and may provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure. Such auction or remarketing procedures with respect to preferred shares are expected to involve the payment of fees by the Fund to its agents in connection with such procedures.

         The discussion set forth below summarizes the currently anticipated terms of the preferred shares.

         Dividends and Distributions. To the extend permitted by applicable law, it is intended that the preferred shares, if issued, will have a preference on dividends, which will be paid first out of net investment income and short-term capital gains and then, if necessary, out of long-term capital gains. See
"FEDERAL TAXATION - FEDERAL INCOME TAX INCOME TREATMENT OF THE FUND" in the Statement of Additional Information. Dividends on preferred shares will be cumulative from the date on which such shares are originally issued (the "Original Issuance Date") and will be payable, when, as and if declared by the Board of Directors. Dividends will paid to the holders of preferred shares on each dividend payment date through a disbursing agent.

         Unless at the time of the declaration, purchase or redemption referred to in (i) through (iii) below (and after giving effect thereto) the Fund complies with the applicable asset coverage requirements set forth in the 1940 Act, the Fund may not (i) declare dividends on preferred shares, (ii) declare any other distributions with respect to the preferred shares or purchase or redeem preferred shares, or (iii) declare dividends or other distributions on the Common Shares or purchase or redeem any Common Shares. See "LEVERAGE AND BORROWING."

         Minimum Liquidity Level. The Fund will be required to have a specified amount of cash, U.S. Government obligations or short term money market instruments (the "Deposit Securities") with maturity dates not later than the day preceding the next dividend payment date and have a value not less than the aggregate amount of dividends to be paid on such dividend payment date on the outstanding preferred shares, less the combined value of deposit securities irrevocably deposited for the payment of dividends on the preferred shares.

         Maintenance of Rating on Preferred Shares. If preferred shares are issued, the composition of the Fund's portfolio will be maintained (the "Maintenance") so that the Fund will receive ratings of AAA or aaa by any Rating Agency for the preferred shares. In connection with the Maintenance, the Fund also will be required to meet the specified minimum liquidity level described below. The Maintenance is designed to cause the Fund's assets to be sufficiently diversified and of sufficient credit quality and amount on an ongoing basis to maintain the ratings on the preferred shares. The Maintenance is not prescribed by law, but will be implemented by the Fund to receive the desired ratings on the preferred shares. See "Appendix A." The Maintenance will provide a set of tests for portfolio diversification and asset coverage that are different from the applicable requirements under the 1940 Act (and may be more or less restrictive), but will be the sole determinants in the rating of the preferred shares.

         The Maintenance will seek to cause the value of certain specified assets of the Fund to be sufficient, under certain adverse scenarios determined by the Rating Agencies, to cover the aggregate liquidation preference for the outstanding preferred shares, accumulated unpaid dividends (and certain projected dividends) on the preferred shares and the Fund's liabilities. To determine the Fund's compliance with the Maintenance, the market value of the Fund's portfolio will be discounted by dividing the value of each security (or category of securities) by a factor assigned by the Rating Agencies. The discount factors applied will vary according to the type, credit quality and liquidity of each security being valued. To the extent any of the Fund's assets do not meet the Maintenance, such assets will not be included in determining whether the discounted value of the Fund's portfolio complies with the requirements of the Maintenance.

         Upon any failure to maintain the required discounted value, the Fund will seek to alter the composition of its portfolio to attain the required asset coverage within the cure period specified by the Rating Agencies, and as a result may incur additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the preferred shares will acquire certain rights, which may include the right to require redemption of certain of the preferred shares by the Fund.

         Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the preferred shares may provide that (i) they are redeemable at certain times, in whole or in part, at the original purchase price per Preferred Share plus accrued dividends and redemption premium, if any, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any preferred shares so tendered for or purchased. The Fund cannot predict what, if any, mandatory redemption requirements may be imposed by a Rating Agency in connection with its ratings of the preferred shares. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of preferred shares by the Fund will increase such leverage. See "Leverage and Borrowing."

         Liquidation Rights. Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), holders of preferred shares then outstanding will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution of assets is made to holders of the Common Shares, a liquidation distribution in an amount expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of the final distribution. Unless and until payment in full has been made to the holders of preferred shares of the liquidation distribution to which they are entitled, no dividends or distributions will be made to holders of the Common Shares.

VOTING

         On each matter submitted to a vote of the holders of the Common Shares, each holder shall be entitled to one vote for each Common Share owned.

         The discussion set forth below summarizes the voting rights of shareholders, including the currently anticipated voting rights of shareholders if the offering of preferred shares is consummated. Except as noted below, the Common Shares and the preferred shares will have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of the preferred shares, as a separate class, will vote to elect two Directors. The holders of the Common Shares will vote to elect the remaining Directors. In addition, during any period (hereinafter referred to as a "Voting Period") that accumulated dividends payable on preferred shares in an amount equal to two full years of dividends are unpaid on such preferred shares, voting as a class, will be entitled to elect the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of such preferred shares.

         The terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the preferred shares of the additional number of Directors which such holders are entitled to elect. The persons elected by the holders of preferred shares, together with the incumbent Directors elected by the holders of the Common Shares, will constitute the duly elected Directors of the Fund. When all accumulated and unpaid dividends have been paid or provided, for, the terms of office of the additional Directors elected by the holders of the preferred shares shall terminate.


         The Common Shares and the preferred shares will vote as separate classes on amendments to the Articles of Incorporation that would adversely affect their respective rights as expressly set forth in the Articles of Incorporation. In addition, so long as any preferred shares are outstanding, (1) the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated, and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares and the Common Shares, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the preferred shares or the Common Shares will require the approval of a majority of the shares of each such class so affected; (3) the approval of a majority of the preferred shares and the Common Shares, each voting as a separate class, will be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in its investment objective or changes in its investment restrictions, and (4) the approval of a majority of the preferred shares, voting separately as a class, will be required to amend, alter, repeal or affect materially and adversely any of the preferences, rights or powers of holders of preferred shares, or increase or decrease the number of preferred shares authorized to be issued. The Common Shares and the preferred shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time.


         For purposes of any rights of the holders of the preferred shares to vote on any matter, whether such right is created by the Articles of Incorporation, by statue or otherwise, a holder of a preferred share will not be entitled to vote and such preferred share will not be deemed to be outstanding for the purpose of voting or determining of preferred shares required to constitute a quorum, if prior to or concurrently with a determination of preferred shares entitled to vote or of preferred shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption of such Preferred Share shall have been deposited in trust.

         The Fund is required by the rules of the Exchange to hold annual meetings of shareholders. The most recent annual meeting of shareholders was held on March 13, 2001. The next annual meeting of shareholders is scheduled for March 2002.

ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION
AND BY-LAWS

         The Fund presently has provisions in its Articles of Incorporation and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


         First, a Director may be removed from office only for cause by vote of at least 75% of the shares entitled to be voted in an election of such Director. Second, to authorize the Fund's conversion from a closed-end to an open-end investment company, (a) the affirmative vote of the holders of at least 75% of the shares entitled to vote on this matter and (b) the favorable vote of the majority of the total number of Directors of the Fund will be required. Third, the Board of Directors is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two year period. In addition, under the Articles of Incorporation, the Fund has elected to be subject to provisions of the Maryland General Corporation law that generally provide that certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalization and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder must be recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Shareholder (with dissenting shareholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The affirmative vote of at least 75% of the shares entitled to vote on the matter will be required to amend Articles of Incorporation or By-Laws to change any of the foregoing provisions.


         The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law (absent the elections described above) or under the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving holders of Common Shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of holders of Common Shares.

                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

         The Fund's securities and cash are held by State Street Corporation, whose principal business address is Two Avenue de Lafayette, Boston, Massachusetts 02105, as custodian (the "Custodian") under a custodian contract. The Fund has not selected any foreign custodians or sub-custodians. However, if the Fund determines that it should have any foreign custodians or sub-custodians to maintain any of its foreign securities, the Board of Directors will make such selection following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and the risks of potential nationalization or expropriation of Fund assets.


         Also under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.


         EquiServe, whose principal business address is 150 Royall Street, Canton, MA 02021, serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the Common Shares.

                                 LEGAL OPINIONS

     The validity of the Shares offered hereby will be passed upon for the Fund by its counsel, Sullivan and Worcester LLP, Washington, D.C., and by its special Maryland counsel, Piper & Marbury L.L.P., Baltimore,

Maryland.


                             REPORTS TO SHAREHOLDERS

         The Fund will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.

                                     EXPERTS


         The financial statements as of November 30, 2000 (which have been incorporated into the Statement of Additional Information by reference to the Fund's last Semi-Annual and Annual Reports), and the financial highlights for each of the three years in the period ended November 30, 2000, included in this Prospectus, have been so incorporated and included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers is 1177 Avenue of the Americas, New York, New York 10036.

                               FURTHER INFORMATION


         The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

         The Fund is subject to the informational requirements of the 1934 Act, and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Exchange.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS

Standard & Poor's describes classifications of bonds as follows:

         "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         "AA" Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

         "A" Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB" Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         "BB," "B," "CCC," "CC," "C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C"the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.

Fitch IBCA describes classifications of bonds as follows:

         "AAA" ratings denote the highest credit quality and the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" ratings denote a very high credit quality and a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" ratings denote a high credit quality and a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" ratings indicate good credit quality and that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "BB" ratings indicate speculative bonds and that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

         "B" ratings indicate highly speculative bonds and that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


         "CCC" and "C" ratings denote high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


Moody's Investors Service, Inc. describes classifications of bonds as follows:
-----------------------------------------------------------------------------

         "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DEALER MANAGER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL


                      The Hyperion Total Return Fund, Inc.

                             7,629,525 Common Shares

                        Issuable Upon Exercise of Rights
                          to Subscribe for Such Shares

--------
         1 Before deduction of offering expenses incurred by the Fund, estimated at $ _______, including an aggregate of up to $100,000 to be paid to UBS Warburg LLC (the "Dealer Manager") as partial reimbursement for its expenses.
         2 Funds received prior to the final due date of this offer will be deposited into a segregated interest bearing account (which interest will be paid to the Fund) pending proration and distribution of shares.

                       STATEMENT OF ADDITIONAL INFORMATION

                      THE HYPERION TOTAL RETURN FUND, INC.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                             New York, NY 10006-1404
                                 (800) Hyperion

                              ______________, 2001

         This Statement of Additional Information for The Hyperion Total Return Fund, Inc. (the "Fund"), relating specifically to the Fund's prospectus (the "Prospectus") for the issuance of transferable rights to shareholders (the "Offer"), consists of this cover page and the information listed in the Table of Contents.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus of the Fund dated ____________, 2001. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

         The Prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund and the Offer. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or on the Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS



GENERAL INFORMATION........................................................2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
  AND INVESTMENTS..........................................................2
DIRECTORS AND OFFICERS.....................................................7
COMPENSATION OF DIRECTORS.................................................11
THE ADVISER, SUBADVISER AND ADMINISTRATION................................13
HOLDINGS OF FUND SHARES...................................................17
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................17
PORTFOLIO MATURITY AND TURNOVER...........................................18
TAXATION..................................................................19
FINANCIAL STATEMENTS......................................................23








                               GENERAL INFORMATION

     The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund invests primarily in U.S. Government agency collateralized mortgage obligations ("CMOs"), subordinated CMOs, mortgage-backed securities ("MBS"), asset-backed securities ("ABS"), U.S. Government agency securities and high yield high risk corporate securities. Hyperion Capital Management, Inc. has served as the Fund's investment adviser (the "Adviser") since the Fund's inception in 1989. Also since the Fund's inception, Pacholder Associates Inc. has served as the Fund's investment subadviser (the "Subadviser") for the portion of the Fund's portfolio that is invested in below investment grade corporate securities.

                          ADDITIONAL INFORMATION ABOUT
                       INVESTMENT POLICIES AND INVESTMENTS


     Most of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus, under "DESCRIPTION OF PORTFOLIO SECURITIES", "RISK FACTORS" and "INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS." Additional information concerning certain of the Fund's investment policies and investments is set forth below.


OTHER INVESTMENT POLICIES

     Calls and Puts on Securities and Related Options. The Fund may engage in various put and call transactions. The Fund may hedge through the use of call options ("calls") on U.S. Treasury securities and CMBS that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be "covered" while the call is outstanding (i.e., the seller owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are "cash settled" (i.e., the seller pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.

     A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. The Fund will engage in OTC Option transactions only with major U.S. Government securities dealers.

     The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.

     The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to be segregated.

     Futures Contracts and Related Options. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

     Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

     The  Fund  may  engage  in  various   transactions   for  hedging  purposes
(collectively, "Hedging Transactions"). Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide Hedging Transactions or be undertaken incidental to the Fund's activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Adviser reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

     Eurodollar Futures Contracts and Options on Futures Contracts. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.


     Short Sales. The Fund may, subject to investment restrictions (See "INVESTMENT RESTRICTIONS" in the Prospectus for more information), engage in short sale transactions, for hedging purposes. When the Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities. The Fund's obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. To the extent that the value of the collateral deposited by the Fund with its custodian does not equal 100% of the current market value of the security sold short, in the view of the Commission, a senior security will be deemed to have been created. Any senior security so created will be indebtedness and will be subject to the Fund's fundamental investment restriction concerning aggregate indebtedness. That restriction limits the aggregate amount of the Fund's senior securities in the form of preferred shares and indebtedness to no more than 33 1/3% of the Fund's total assets. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer. To the extent the Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.


     The Fund may also make short sales "against the box." In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.

     When-Issued and Forward Commitment Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow.
When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

OTHER SECURITIES IN WHICH THE FUND MAY INVEST

     Guaranteed Mortgage Pass-Through Securities. The guaranteed mortgage pass-through securities in which the Fund will invest include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, and FHLMC guarantee timely distributions of interest and principal to certificateholders.

     1) Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees the timely payment of the principal of and interest on certificates that are based on and backed by certain pools of mortgage loans. The full faith and credit of the U.S. Government is pledged to payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     Ginnie Mae Certificates represent a pro rata interest in pools of mortgage loans. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     2) Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency).

     3) Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

     Freddie Mac Certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


     Investment Grade Corporate Securities. Investment Grade Corporate Securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. The Fund may also hold common stock issued by corporations, if such stock was received as a result of exercising a convertible security. The Fund, at the discretion of the Adviser, may purchase investment grade corporate securities, which are securities rated BBB- or above by Standard and Poor's Corporation or Fitch IBCA or Baa3 or above by Moody's Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality.

         Debt Securities Issued by Real Estate Investment Trusts. The Fund may invest in debt securities, convertible securities and preferred stock issued by real estate investment trusts ("REIT Debt Securities"). The Fund may also hold common stock issued by REITs, if such stock was received as a result of exercising a convertible security. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code of 1986, as amended (the "Code"). Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.


         REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection. Further, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940 (the "1940 Act"). Additionally, real estate related unsecured debt generally contains covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level.


         Closed-End Bond Funds. The Fund may invest up to 5% of its assets in closed-end bond funds that in turn invest primarily in high yield high risk corporate securities. In determining whether to invest in a closed-end bond fund, the Adviser will consider several factors, including the assets in which the fund invests, the quality of the fund's investment management and the fund's dividend yield and stock price relative to net asset value.

         Investments in closed-end bond funds are subject to the risks associated with the securities in which the funds invest. The associated risks are similar to the risks of direct investment in high yield high risk corporate securities, which are described in the Fund's prospectus under "RISK FACTORS." Such risks may include default, declining or highly volatile market prices, ratings downgrades, calls or redemption provisions and disruptions in market liquidity.

         In addition, shares of closed-end bond funds frequently trade at a discount to their net asset values, and the amount of the discount may change over time. Accordingly, the Fund may be forced to sell shares of a closed-end bond fund at a significant discount from their net asset values.


                             DIRECTORS AND OFFICERS


The Directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below. The Directors and officers oversee three funds in the Hyperion fund complex, including the Fund.



                                    Positions
                                                   Held with       Principal Occupation(s) During Past
Name and Address                          Age      Registrant      5 Years
Mr. Robert F. Birch (1)                    65      Director        Chairman and President, New America High Income Fund
The Hyperion Total Return                                          (1992-Present). Chairman of the Board and Co-Founder,

  Fund, Inc.                                                       The China Business Group, Inc. (1996-Present).  Director
One Liberty Plaza                                                  and/or Trustee of several investment companies advised
                                                                   ==============
165 Broadwy, 36th Floor                                            by Hyperion Capital Management, Inc. (1988-Present).
New York, NY  10006-1404                                           Formerly, Director and Strategic Planning Consultant,

                                                                   Dewe
                                                                   Rogerson,
                                                                   Ltd.
                                                                   (1994-1998);
                                                                   Chairman  and
                                                                   Chief
                                                                   Executive
                                                                   Officer,
                                                                   Memtek
                                                                   Corporation
                                                                   (1990-1991);
                                                                   Associated
                                                                   with     Finn
                                                                   Wishengrad
                                                                   Warnke      &
                                                                   Gayton,     a
                                                                   consulting
                                                                   firm
                                                                   specializing
                                                                   in  work-outs
                                                                   of
                                                                   financially
                                                                   distressed
                                                                   companies
                                                                   (1988-1989);
                                                                   President and
                                                                   Chief
                                                                   Executive
                                                                   Officer,
                                                                   Gardner   and
                                                                   Preston Moss,
                                                                   Inc.
                                                                   (1969-1987)

Mr. Rodman L. Drake (1)                58          Director        President, Continuation Investments Group Inc.
The Hyperion Total Return                                          (1997-Present). Director, Alliance Group Services, Inc.
  Fund, Inc.                                                       (1998-Present). Director, Hotelevision, Inc.
One Liberty Plaza                                                  (1999-Present). Chairman, Metro Cash Card International
165 Broadwy, 36th Floor                                            (1999-Present). Director, Parsons Brinckerhoff, Inc.
New York, NY  10006-1404                                           (1995-Present). Director, Absolute Quality Inc.
                                                                   (2000-Present). Trustee of Excelsior Funds
                                                                   (1994-Present). Director and/or Trustee of several
                                                                   investment companies advised by Hyperion Capital
                                                                   Management, Inc. (1989-Present). Formerly, Co-Chairman
                                                                   of KMR Power Corporation (1993-1997); President,
                                                                   Mandrake Group (1993-1997); Managing Director and Chief
                                                                   Executive Officer of Cresap (1980-1990).

Mr. Harry Petersen (1)                 75          Director        Director and/or Trustee of several investment companies
The Hyperion Total Return                                          advised by Hyperion Capital Management, Inc. or by its
  Fund, Inc.                                                       affiliates (1992-Present).  Senior Adviser to
One Liberty Plaza                                                  Cornerstone Equity Advisors, Inc. (1998-Present)
165 Broadwy, 36th Floor                                            Formerly, Senior Advisor to Potomac Babson Inc.
New York, NY  10006-1404                                           (1995-1998); Director of Equitable Real Estate Hyperion

                                                                   Mortgage Opportunity Fund, Inc. and Equitable Real
                                                                   Estate Hyperion High Yield Commercial Mortgage Fund,
                                                                   Inc. (1995-1997); Director of Lexington Corporate
                                                                   Properties, Inc. (1993-1997); Consultant to Advisers
                                                                   Capital Management, Inc. (1992-1995); Consultant on
                                                                   public and private pension funds (1991-1993); President
                                                                   of Lepercq Realty Advisors (1988-1990).


Mr. Leo M. Walsh, Jr. (1)              67          Director        Director and/or Trustee of several investment companies
The Hyperion Total Return                                          advised by Hyperion Capital Management, Inc. or by its
  Fund, Inc.                                                       affiliates (1989-Present). Financial Consultant for
One Liberty Plaza                                                  Merck-Medco Managed Care LLC (formerly Medco Containment
165 Broadwy, 36th Floor                                            Services Inc.) (1994-Present). Director of Lend Lease
New York, NY  10006-1404                                           Hyperion Mortgage Opportunity Fund, Inc. (formerly,
                                                                   Equitable Real Estate Hyperion Mortgage Opportunity
                                                                   Fund, Inc.) and Lend Lease Hyperion High Yield CMBS
                                                                   Fund, Inc. (formerly, Equitable Real Estate Hyperion
                                                                   High Yield Commercial Mortgage Fund, Inc.)
                                                                   (1999-Present). Formerly, Financial Consultant of
                                                                   Synetic, Inc., manufacturer for porous plastic materials
                                                                   for health care uses (1989-1994); President, WW
                                                                   Acquisitions Corp. (1989-1990); Senior Executive Vice
                                                                   President and Chief Operating Officer of The Equitable
                                                                   Life Assurance Society of the United States ("The
                                                                   Equitable") (1986-1988); Director of  The Equitable and
                                                                   Chairman of Equitable Investment Corporation, a holding
                                                                   company for The Equitable's investment oriented
                                                                   subsidiaries (1983-1988); Chairman and Chief Executive
                                                                   Officer of EQUICOR-Equitable HCA Corporation (1987-1988).

Mr. Andrew M. Carter*                  59          Chairman and    Chairman and Chief Executive Officer, Hyperion Capital
Hyperion Capital Management,                       Director        Management, Inc. (November 1998-Present). Vice Chairman
  Inc.                                                             of The China Business Group (1996-Present) and presently
One Liberty Plaza - 36th Floor                                     officer of four charitable boards: The New England
165 Broadway                                                       Conservatory, The Loomis Chaffee School, The William E.
New York, NY  10006-1404                                           Simon Graduate School of Business Administration at the

                                                                   University of  Rochester, and The Big Brother
                                                                   Association of Boston.  Director and/or Trustee of
                                                                                                    ==============
                                                                   several investment companies advised by Hyperion Capital
                                                                   Management, Inc. (1998-Present). Formerly President and
                                                                   Founding Principal, Andrew M. Carter & Company
                                                                   (1994-1995); Director and Senior Vice President,
                                                                   Jennison Associates Capital Corp. (1975-1993); Founder,
                                                                   Standard & Poor's/Carter, Doyle (1972-1975); Vice
                                                                   President, Head of Fixed Income Group, Wellington
                                                                   Management Co. (1968-1972); and Manager of the Harvard
                                                                   Endowment bond portfolio, Harvard Treasurer's Office
                                                                   (1964-1968).


Mr. Lewis S. Ranieri*                  53          Director        Chairman and Chief Executive Officer of Ranieri & Co.,
The Hyperion Total Return                                          Inc. (since 1988); in addition, President of LSR
  Fund, Inc.                                                       Hyperion Corp., a general partner of the limited
One Liberty Plaza                                                  partnership that is the general partner of Hyperion
165 Broadwy, 36th Floor                                            Partners L.P. ("Hyperion Partners") (since 1988).
New York, NY  10006-1404                                           Director and Vice Chairman of the Board of Hyperion
                                                                   Capital Management, Inc. (since December 1998); Director
                                                                   and Chairman of the Board of Hyperion Capital
                                                                   Management, Inc. (1989-November 1998); Chairman of the
                                                                   Board (1989-December 1998) and/or Director (since 1989)
                                                                   of several investment companies advised by Hyperion
                                                                   Capital Management, Inc. or by its affiliates; formerly
                                                                   Director and Chairman of Bank United Corp., and formerly
                                                                   Director of Bank United (1988-2001); Director and
                                                                   President of Hyperion Funding 1993 Corp., the general
                                                                   partner of the limited partnership that is the general
                                                                   partner of Hyperion 1993 Fund L.P.; and also Chairman
                                                                   and President of various other direct and indirect
                                                                   subsidiaries of Hyperion Partners (since 1989).
                                                                   Formerly, Director of Lend Lease Hyperion Mortgage
                                                                   Opportunity Fund, Inc. (formerly, Equitable Real Estate
                                                                   Hyperion Mortgage Opportunity Fund, Inc.) and Lend Lease
                                                                   Hyperion High Yield Commercial Mortgage Fund, Inc.
                                                                   (formerly Equitable Real Estate Hyperion High Yield
                                                                   Commercial Mortgage Fund, Inc.) (1995-1999); Formerly
                                                                   Vice Chairman of Salomon Brothers Inc (until 1987).


  Ms. Patricia A. Sloan               56          Director and    Consultant (2000-Present) and Managing Director of
   =====================
The Hyperion Total Return                          Secretary       Ranieri & Co., Inc. (1988-2000). Secretary, Director
=========================

  Fund, Inc.                                                       and/or Trustee of several investment companies advised
One Liberty Plaza                                                  by Hyperion Capital Management, Inc. or by its
165 Broadwy, 36th Floor                                            affiliates (1989-Present). Formerly Director of Bank
New York, NY  10006-1404                                           United Corp. (1988-2001), the parent of Bank United.
                                                                   Formerly Director of the Financial Institutions Group of
                                                                   Salomon Brothers Inc (1972-1988).

Mr. Clifford E. Lai                    48          President       President (since November 1998) and Chief Investment
The Hyperion Total Return Fund, Inc.                               Officer, Hyperion Capital Management, Inc. (March
One Liberty Plaza                                                  1993-Present).  President of several investment
165 Broaday, 36th Floor                                            companies advised by Hyperion Capital Management, Inc.
New York, NY  10006-1404                                           or by its affiliates (1993-Present); Formerly, Managing
                                                                   Director and Chief Investment Strategist for Fixed
                                                                   Income, First Boston Asset Management (1989-1993);  Vice
                                                                   President, Morgan Stanley & Co. (1987-1989).

Mr. John H. Dolan                      47          Vice-President  Chief Investment Strategist of Hyperion Capital
The Hyperion Total Return                                          Management (1998-Present). Formerly Managing Director at
  Fund, Inc.                                                       Bankers Trust (1995-1997); Managing Director of Salomon
One Liberty Plaza                                                  Brothers Inc (1987-1995); Manager of mortgage-backed
165 Broadwy, 36th Floor                                            securities desk at Citibank (1979-1987).
New York, NY  10006-1404

Ms. Patricia A. Botta                  44          Vice-President  Director of Hyperion Capital Management, Inc.
The Hyperion Total Return                                          (1989-Present). Formerly with the Davco Group
  Fund, Inc.                                                       (1988-1989) and with Salomon Brothers Inc (1986-1988).
One Liberty Plaza

165 Broadwy, 36th Floor New York,

NY  10006-1404
Mr. Thomas F. Doodian                  42          Treasurer       Director of Finance and Operations, Hyperion Capital
The Hyperion Total Return                                          Management, Inc. (July 1995-Present). Treasurer of
  Fund, Inc.                                                       several investment companies advised by Hyperion Capital
One Liberty Plaza                                                  Management, Inc. (February 1998-Present). Formerly, Vice
165 Broadwy, 36th Floor                                            President in Mortgage Backed Trading at Mabon Securities
New York, NY  10006-1404                                           Corporation (1994-1995); fixed income analyst, trader,
                                                                   and Vice President and Controller at Credit Suisse First
                                                                   Boston (1984-1994).

(1) Denotes membership in Audit Committee.
*    Directors who are "interested persons."

                            COMPENSATION OF DIRECTORS


                                                               Pension or Retirement    Total Compensation
                                                                Benefits Accrued As     From Fund and Fund

                                                               Part of Fund Expenses    Complex* Paid to
                                              Aggregate                                     Directors

                                         Compensation from
          Name and Position                     Fund


Mr. Robert F. Birch, Director                  $11,500                   0                   $34,500
Mr. Rodman L. Drake, Director                  $11,500                   0                   $34,500
Mr. Harry Petersen, Director                   $11,500                   0                   $34,500
Mr. Leo M. Walsh, Jr., Director                $11,250                   0                   $38,250
Mr. Andrew M. Carter, Director                    0                      0                      0
Mr. Lewis S. Ranieri, Director                    0                      0                      0
Ms. Patricia A. Sloan, Director  and             0                      0                      0
Secretary

* The Hyperion fund complex consists of three funds, including the Fund.


         The Board of Directors consists of seven members, at least 40% of whom are not "interested persons" as defined in the 1940 Act. Under the Fund's articles of incorporation (the "Articles of Incorporation") and the 1940 Act, the holders of preferred shares, if any, will be entitled to elect two Directors (both of whom are not "interested persons" as defined in the 1940 Act) with the other Directors elected by the holders of the Common Shares (two of who are not "interested persons" as defined in the 1940 Act); provided, however, that the holders of the preferred shares will be entitled to elect as a class the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of the preferred shares if the Fund fails to pay accumulated dividends on the preferred shares in an amount equal to two full years of dividends. See "DESCRIPTION OF CAPITAL STOCK - VOTING" in the Prospectus for more information. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding Common Shares or a majority of the outstanding preferred shares may elect all of the Directors who are subject to election by such class.

         The Fund will pay each Director not affiliated with the Adviser a fee of $8,500 per year plus $1,000 per Directors' meeting attended, together with annual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $750 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting.

         The Fund's Articles of Incorporation limit the personal liability of Directors and officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law and the Articles of Incorporation, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person's office.

         In addition, the Fund's Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Under Maryland law and the Fund's Articles of Incorporation, the Fund is entitled (and, if successful on the merits or otherwise, obligated) to indemnify each Director or Officer in connection with any proceeding to which such Director or Officer is made a party by reason of service in his capacity as a Director of Officer, unless it is proved that (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or Officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or Officer in connection with the proceeding. If, however, the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or Officer shall have been adjudged to be liable to the Fund. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

         The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.

                   THE ADVISER, SUBADVISER AND ADMINISTRATION

ADVISER

         The Fund has engaged Hyperion Capital Management, Inc., the Adviser, to provide professional investment management for the Fund pursuant to an Advisory Agreement dated August 4, 1989. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404.


     The Adviser is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and == Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Vice Chairman of the Board of the Adviser and a Director of the Fund. Mr. Carter is the Chairman and Chief Executive Officer of the Adviser and Chairman of the Fund. Messrs. Salvatore Ranieri and Shay are directors of the Adviser, but have no other positions with either the Adviser or the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia
A. Sloan, Secretary of the Fund, has been a special limited partner of Hyperion Ventures and since July 1993, she has been a limited partner of Hyperion Partners. Mr. Lai, the President of the Fund, is an employee of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits, including any profit from a sale of the Adviser. Ms. Botta and Mr. Dolan, Vice Presidents of the Fund, and Mr. Doodian, Treasurer of the Fund, are also employees of the Adviser. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

         The Adviser provides advisory services to several other registered investment companies and one offshore fund, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, DMBS and ABS, and in using hedging techniques. Lewis S. Ranieri, Vice Chairman of the Adviser and Director of the Fund, was instrumental in the development of the secondary MBS market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and U.S. Government guaranteed areas. Clifford E. Lai, President and Chief Investment Manager of the Adviser and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.


     Portfolio Management. Mr. John H. Dolan is an employee of the Adviser and has been primarily responsible for the day-to-day management of the Fund's portfolio since 1998. See "Directors and Officers" for a description of Mr. Dolan's business experience during the past five years.

ADVISORY AGREEMENT

         On March 13, 2001, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved extension of the Advisory Agreement through March 31, 2002. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Ranieri and Carter and Ms. Sloan were interested persons of the Fund. The Advisory Agreement was last submitted to a vote of the shareholders of the Fund at the first Annual Meeting of the shareholders of the Fund held on June 5, 1990. At that meeting, the shareholders approved the continuance of the Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

         Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets and to provide, with the assistance of Pacholder Associates, Inc. (the "Subadviser"), such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund.

         The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Adviser's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Adviser during the last fiscal year of the Fund amounted to $1,373,408, of which $56,916 was paid by the Adviser to the Subadviser. For the fiscal years ended 1999 and 1998, the Adviser's fees amounted to $1,456,297 and $1,642,589, respectively, of which $63,649 and $81,952 was paid to the Subadviser, respectively.

SUBADVISER

         Hyperion Capital Management, Inc., the Adviser, has engaged the Subadviser to provide subinvestment advisory services for investments in higher yielding, lower rated, or unrated fixed income securities of U.S. corporations. The amount of the Fund's assets allocated to the Subadviser is determined by the Adviser. The Subadviser, a registered investment adviser, is an Ohio corporation, organized in December 1983, and currently manages approximately $1 billion in corporate high yield high risk bonds and related securities and approximately $145 million of other securities. The business address of the Subadviser and its officers and directors is 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236.

     The overall portfolio management strategy undertaken by the Subadviser on behalf of the Fund is mutually determined by the Adviser and the Subadviser. The execution of the management strategy is conducted under the general supervision and direction of William J. Morgan. Mr. Morgan, a founder of the Subadviser, is President of the Subadviser and has been a member of the Subadviser's management review committee, which oversees all investment functions, including the execution of high yield high risk investment strategy for the Fund and reviewing the Subadviser's credit watch list and purchase and sale recommendations, since the inception of the firm in 1983. He was high yield portfolio manager from 1984 to 1991 and the special assets portfolio manager from 1991 until 2000. In June 2000, Mr. Morgan resumed the position of high yield portfolio manager. Dr. Asher
O. Pacholder, Chairman of the Subadviser, owns more than 50% of the shares of the Subadviser and Mr. Morgan owns more than 20% of the shares. Both Dr. Pacholder and Mr. Morgan are directors of the Subadviser.

         Portfolio Management. William J. Morgan is an employee of the Subadviser and has been primarily responsible for the day-to-day management of the Subadviser's portion of the Fund's portfolio since the Fund's inception in 1989. Please see the discussion above for a description of Mr. Morgan's business experience during the past five years.

SUBADVISORY AGREEMENT

         On March 13, 2001, the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved extensions of the Subadvisory Agreement through March 31, 2002. No director of the Fund owned any securities of, or had any other material direct or indirect interest, in the Subadviser or any person controlling, controlled by or under common control with the Subadviser on the date of the Disinterested Directors' approval of the extension of the Subadvisory Agreement. The Subadvisory Agreement was last submitted to a vote of the shareholders of the Fund at the first Annual Meeting of the shareholders of the Fund held on June 5, 1990. At that meeting the shareholders approved the Subadvisory Agreement, which contains the same provisions with respect to continuation and termination as does the Advisory Agreement, except that the Subadvisory Agreement may not be assigned without the consent of the other party thereto.


         The Subadvisory Agreement provides, among other things, that the Subadviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Subadvisory Agreement. The Subadvisory Agreement provides that the Adviser shall pay to the Subadviser a monthly fee for the Subadviser's services which is equal to 0.35% per annum of the portion of the Fund's average weekly net assets that is invested in high yield high risk corporate securities (which shall be equal to the average weekly value of the total assets invested in high yield high risk corporate securities, minus the sum of accrued liabilities (including accrued expenses) directly related thereto and a pro rata percentage of any declared but unpaid dividends on the Common Shares and a pro rata percentage of accrued liabilities related to the Fund in general). The Adviser has paid and intends to continue to pay the Subadviser's fee out of the fee that the Adviser will receive from the Fund. Investment advisory fees paid by the Adviser to the Subadviser for the Fund's last three fiscal years amounted to $56,916 for 2000, $63,649 for 1999 and $81,952 for 1998.


CODE OF ETHICS

         The Fund and the Adviser have adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes are on public file with, and are available from, the SEC.


         The codes of ethics can be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


ADMINISTRATION AGREEMENT

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.20% of its average weekly assets. For the fiscal year ended November 30, 2000, the Administrator earned $422,279 in administration fees. The administrator earned $448,092 and $505,568 for the fiscal years ended November 30,1999 and 1998, respectively.

SUBADMINISTRATION AGREEMENT


         As of September 2000, the Administrator has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Subadministrator"). The Subadministrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays a monthly fee at an annual rate of at least $100,000. For the two month period ended November 30, 2000, the Subadministrator earned $19,862.84 in subadministration fees. Prior to September 2000, Investors Capital Services, Inc. served as Subadministrator of the Fund and earned $109,922.66, $116,505.85 and $142,618.59 in subadministration fees for the fiscal years ended November 30, 2000, 1999 and 1998, respectively.


                             HOLDINGS OF FUND SHARES

         To the knowledge of management no person owned beneficially or of record more than 5% of the Fund's outstanding shares as of June 30, 2001.

         As of June 30, 2001, all Directors and Officers of the Fund, owned in the aggregate less than 1% of the Common Shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser and the Subadviser are responsible for decisions to buy and sell securities and to effect Hedging Transactions for the Fund, to select brokers and dealers to effect such transactions and to negotiate prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on stock and futures exchanges are effected through brokers who charge a commission for their services.

         The Adviser and the Subadviser are responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations for the Adviser and the Subadviser in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order and the best net price. There are many instances when, in the judgment of the Adviser and the Subadviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser and the Subadviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

         The Adviser and the Subadviser are able to fulfill their obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, they consider access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, because it must be reviewed and assimilated by the Adviser and the Subadviser and does not reduce the normal research activities of the Adviser and the Subadviser in rendering investment advice under the Advisory Agreement and the Subadvisory Agreement, respectively. It is possible that the expenses of the Adviser and the Subadviser could be materially increased if they attempted to purchase this type of information or generate it through their own staff.

         One or more of the other accounts which the Adviser or the Subadviser may manage may own, from time to time, the same investments as the Fund.
Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser and the Subadviser in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Adviser's and Subadviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         Although the Advisory Agreement and the Subadvisory Agreement contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 200% excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


         For the fiscal years ended November 30, 2000, 1999, and 1998, the Fund paid $24,000, $22,000, and $4,000 in brokerage commissions for the execution of portfolio transactions.


                         PORTFOLIO MATURITY AND TURNOVER

         The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of May 31, 2001, the weighted average maturity of the Fund's portfolio holdings was seven years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 12 years.

         The Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

         In light of the Fund's investment objective and policies, the Fund's portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when the investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when the investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. The Fund's portfolio turnover rates for the fiscal years ended November 30, 2000, 1999 and 1998 were 57%, 72% and 90%, respectively.

                                    TAXATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon current provisions of the Internal Revenue Code, the Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

FEDERAL INCOME TAX TREATMENT OF THE FUND


         The Fund has elected and qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies (including, but not limited to, gains from options, futures and forward contracts), and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


         As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON SHARES" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on November 30 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See "RISK FACTORS - DIVIDENDS AND DISTRIBUTIONS" in the Prospectus.


         If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends received deduction, subject to certain requirements) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. In addition, in the event the Fund fails to qualify for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.


         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to shareholders and/or to any outstanding preferred shares until the asset coverage is restored. Such a suspension of distributions could prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

         The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to distribute all of its investment company taxable income to the investors.


         Certain of the Fund's investments, including transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, or affect the determination of whether capital gains and losses are characterized as long- term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and will make the appropriate tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.


FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON SHARES


         For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's investment company taxable income to shareholders will be taxable as ordinary income. It is expected that dividends received by corporate shareholders will not be eligible for the dividends received deduction as the Fund's income is expected to come from sources other than dividends from domestic corporations. Distributions of net capital gains designated by the Fund as "capital gain dividends," if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders receiving distributions in the form of additional Common Shares purchased by the Plan Agent will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Agent on their behalf. In general, the basis of such shares will equal the price paid by the Plan Agent for such shares.


         Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.

         Any distribution by the Fund to a shareholder not made out of the Fund's current and accumulated earnings and profits will be treated as a return of capital to each shareholder, will reduce the basis of each Common Share with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the Common Share with respect to which it is distributed. Investors should carefully consider the tax implications of buying Common Shares just prior to a distribution, as the price of shares purchased at such time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

         After the close of each taxable year, the Fund will identify for its shareholders the portions of its distributions that are attributable to capital gains and to ordinary income.


         The Internal Revenue Code permits certain miscellaneous itemized deductions by individuals, including deductions of certain investment expenses, only to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Internal Revenue Code treats such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the regulated investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. Such expenses will also be fully deductible by the Fund's corporate shareholders.


         If the Fund suffers a net taxable loss in any taxable year, the holders of Common Shares will not be permitted to utilize that loss on their federal income tax returns.

         A  shareholder  will  realize  gain or loss on the sale or  exchange of
shares  of  the  Fund  in  an  amount  equal  to  the  difference   between  the
shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as a long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares will be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisors to determine how to allocate the cost of shares for basis purposes.


         In general, federal withholding taxes at a 30% rate (or a lower rate established by treaty) will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders. In contrast, interest income from direct investment in the underlying assets of the Fund by such shareholders generally would not be subject to such federal withholding taxes. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in Common Shares.


         In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the 35% tax paid by the Fund.

BACKUP WITHHOLDING


         The Fund may be required to withhold for U.S. federal income taxes a percentage of all taxable distributions paid to shareholders who (i) fail to properly provide the Fund with their correct taxpayer identification number,
(ii) fail to make required certifications or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability.

         Generally, dividends paid to nonresident aliens or foreign partnerships, trusts or corporations that are subject to the 30% federal income tax withholding described above under "Federal Income Tax Treatment of Holders of Common Shares" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Common Shares, such shareholders must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.


OTHER TAXATION

         The foregoing discussion is a general summary of a few of the current federal income tax laws regarding the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in the Common Shares and any proposed tax law changes.

                              FINANCIAL STATEMENTS

INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP are the Fund's independent accountants providing audit and tax return preparation and consultation services in connection with the review of various SEC filings. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036. The financial statements for the year ended November 30, 2000, which have been incorporated into this Statement of Additional Information by reference described below, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

INCORPORATION BY REFERENCE


         The Fund's Annual Report for the fiscal year ended November 30, 2000 (File No. 811-05820 and Accession No. 0001125282-01-000344, filed February 7,
2001) and Semi-Annual Report for the six month period May 31, 2001 (File No. 811-05820 and Accession No. 0001125282-01-501341, filed July 26, 2001) on Forms
N-30D (collectively, the "Reports"), which either accompany this Statement of Additional Information or have previously been provided to the person to whom this Statement of Additional Information is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of the Reports upon request by writing or calling the address or telephone number listed on the cover page of the Statement of Additional Information.

                                             ATTACHMENT 1



Annual Report of the Fund for the fiscal year ended November 30, 2000 (File No. 811-05820) (Accession No. 0001125282-01-000344)

                                     T H E

                                H Y P E R I O N

                            TOTAL RETURN FUND, INC.




                                 Annual Report

                               November 30, 2000







                                [graphic omitted]

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------

                                                            January 29, 2001

Dear Shareholder:

We welcome this opportunity to provide you with the annual report of The Hyperion Total Return Fund, Inc. (the "Fund") for its fiscal year ended November 30, 2000. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".

Description of the Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short-term and long-term capital gains and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Government Agency Collateralized Mortgage Obligations ("CMOs"), subordinated CMOs, mortgage-backed securities ("MBS"), asset-backed securities ("ABS") and high-yield corporate securities.

Market Environment

Signs of an economic slowdown began in the Second Quarter of 2000, and became more pervasive in the Fourth Quarter. Falling stock prices, deteriorating consumer confidence, and declining auto sales led the downturn. As a result, interest rates fell dramatically on the year, recovering almost all of what they gave up in 1999. The yield on the 10-year Treasury began the year at 6.44%, and fell to 4.91% by year-end. Similar declines were experienced in shorter maturity Treasuries, as the yield on the 2-year Treasury fell from 6.20% to 4.85%.

Corporate credit defaults rose to near recessionary levels in 2000 as business plans, cash flows, and profitability fell below market expectations. Bucking this trend were real estate oriented assets, where the values on both residential and commercial properties increased and delinquencies remained at 10-year lows.

We expect that interest rates at the end of 2001 will be approximately 1.0% higher than they are now. If the level of unemployment remains low, we believe that the economy will not enter a prolonged recession, and that the combination of monetary and fiscal policy will be successful in engineering economic growth above 2.0%.

Portfolio Strategy and Performance

The Fund's investment strategy, pursuant to its prospectus, is to have at least 60% of the portfolio's assets in a combination of Mortgage-Backed Securities
(MBS) and U.S. Treasury securities that meet certain criteria. In March 2000, the Board of Directors affirmed that the investment in investment grade housing-related Asset-Backed Securities (ABS), subordinated residential MBS, and commercial MBS should be included in this category. The evolution of the mortgage markets warrants the Board's periodic confirmation of these asset types as securities that satisfy the Fund's mortgage criteria.

The problems in the corporate credit markets caused credit spreads to widen in all sectors, including mortgage-related securities. In response, we allocated from Treasuries and Agency Collateralized Mortgage Obligations (CMO) into more credit sensitive MBS and ABS. The Fund's holdings of Agency CMOs, as a percentage of total investments, declined from 27.9% in November 1999 to 16.2% in November 2000. During the same period, though the Fund's allocation to commercial MBS remained approximately unchanged, the Fund's allocation to non-Agency residential MBS grew from 25.0% to 33.0%, and to ABS grew from 16.0% to 25.1%. Mortgage-collateralized securities outperformed comparably rated unsecured Corporate Bonds in 2000, and we expect the MBS sector to remain relatively strong. Therefore, we continue to look for opportunities to increase the Fund's allocation to commercial MBS and residential MBS.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------

The Fund's total return, based on Net Asset Value ("NAV") for the fiscal year ending November 30, 2000, was 8.76%. Total investment return is based upon the change in NAV of the Fund's shares and includes reinvestment of dividends. Based on the NYSE closing price of $8.4375 on November 30, 2000, the yield of the Fund was 10.31%. This yield was 4.89% basis points above the yield of the 5-year U.S. Treasury Note, and was competitive with the yield of other multisector fixed income funds in its category.

As of December 29, 2000, the Fund was being managed with an average duration of
4.3 years (duration measures a bond portfolio's price sensitivity to interest rate changes) as measured on a net assets basis. The average duration of gross assets was 3.4 years.

The Fund has continued its share repurchase program. This repurchase program allows the Fund to purchase and retire shares of the Fund in the open market-place. Such transactions are made when the share price of the Fund is significantly below the Fund's NAV. By purchasing the shares at a discount to the NAV and retiring them, the benefit of that spread (the difference between share purchase price and the NAV) is captured and returned to all of the Fund's remaining shareholders. From December 1, 1999 through and including November 30, 2000, the Fund has repurchased and retired 62,040 shares, and captured $0.0039 in additional NAV per share, for a total of $88,174.25 for all shareholders.

The chart that follows shows the allocation of the Fund's holdings by asset category on November 30, 2000.

                      THE HYPERION TOTAL RETURN FUND, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2000*


U.S. Government Agency Collateralized Mortgage Obligations              42,559,991.00             16.1
Collateralized Mortgage Obligations                                    115,965,809.00             43.7
Repurchase Agreement                                                     3,400,000.00              1.3
Asset-Backed Securities                                                 63,899,268.00             24.1
Preferred Stocks                                                         5,323,055.00              2.0
U.S. Government Stripped Mortgage Obligations                              608,831.00              0.2
U.S. Treasury Obligations                                               20,935,990.00              7.9
High-Yield Corporate Securities                                         12,458,602.00              4.7
                                                                       --------------            -----
Total:                                                                 265,151,546.00            100.0

*As a percentage of total investments.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------

Conclusion

The Fund's commitment to its shareholders remains to actively seek out fixed income investment opportunities in the market, and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund in an effort to achieve its objectives. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ ANDREW M. CARTER

ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ CLIFFORD E. LAI

CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


/s/ JOHN H. DOLAN


JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 52.6%

Commercial Mortgage Backed Securities - 12.4%
 Bear Stearns Commercial Mortgage Securities
   Series 1999-C1, Class D..............................................        6.53 %      10/14/13    $    5,000    $   4,484,325
 Chase Commercial Mortgage Securities Corp.
   Series 2000-2, Class F*..............................................        8.40 +      07/15/32         5,000        5,041,035
 First Chicago/Lennar Trust
   Series 1997-CHL1, Class D............................................        8.11 +      05/25/08         3,000        2,545,212
 GS Mortgage Securities Corp. II
   Series 2000, Class D*................................................        7.14 +      12/15/09         2,720        2,719,739
   Series 1998-GLII, Class F*(b)........................................        7.19 +      04/13/31         4,000        3,068,036
                                                                                                                      -------------
                                                                                                                          5,787,775
                                                                                                                      -------------
 JP Morgan Commercial Mortgage Finance Corp.
   Series 1999-C8, Class C..............................................        7.67 +      07/15/31         5,000        5,100,830
 Mortgage Capital Funding, Inc.
   Series 1996-MC1, Class G*(b).........................................        7.15        06/15/06         4,409        3,820,041
                                                                                                                      -------------

Total Commercial Mortgage Backed Securities

       (Cost - $27,249,851).............................................                                                 26,779,218
                                                                                                                      -------------

Subordinated Collateralized Mortgage Obligations - 40.2%
 Cendant Mortgage Corp.
   Series 1998-9, Class A4 (b)..........................................        6.50        08/18/28        15,104       14,405,149
 Chase Mortgage Finance Corp
   Series 1998-S4, Class B3*............................................        6.75        08/25/28         1,879        1,399,544
   Series 1994-D, Class B3..............................................        6.75        02/25/25           626          516,602
                                                                                                                      -------------
                                                                                                                          1,916,146
                                                                                                                      -------------
 Citicorp Mortgage Securities, Inc.
   Series 1997-2, Class B2..............................................        7.25        05/25/27         1,955        1,839,448
   Series 1997-5, Class B2..............................................        7.25        11/25/27         1,999        1,871,945
                                                                                                                      -------------
                                                                                                                          3,711,393
                                                                                                                      -------------
 Countrywide Alternative Loan Trust

   Series 1998-2, Class B3*.............................................        7.00        05/25/28         1,072          750,416
 Countrywide Funding Corp.
   Series 1994-5, Class A3A.............................................        6.50        02/25/09           457          100,635
   Series 1996-2, Class B4..............................................        7.75        09/25/26           933          903,132
                                                                                                                      -------------
                                                                                                                          1,003,767
                                                                                                                      -------------
 DLJ Mortgage Acceptance Corp.
   Series 1995-T10, Class C IO (c)......................................       25.35        09/02/23         1,302          359,315
 G3 Mortgage Reinsurance Ltd.
   Series 1, Class E*(b)................................................       26.62 +      05/25/08         7,836        6,738,716
 GE Capital Mortgage Services, Inc.
   Series 1994-2, Class B5*.............................................        6.00 +      01/25/09           574          120,470
   Series 1994-10, Class M..............................................        6.50        03/25/24         5,118@       4,899,619
   Series 1998-17, Class B3.............................................        6.75        10/25/28         3,319        2,471,716
   Series 1994-17, Class B3*............................................        7.00        05/25/24         1,737        1,521,338
   Series 1997-12. Class B5*............................................        7.00        12/25/27         2,189          930,195
   Series 1995-10, Class B3*............................................        7.00        10/25/10           522          458,474
   Series 1996-3, Class B3*.............................................        7.00        03/25/26         1,764        1,515,424
   Series 1996-9, Class B5*(a)..........................................        7.50        06/25/26         1,112          266,858
                                                                                                                      -------------
                                                                                                                         12,184,094
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
 Headlands Mortgage Securities, Inc.
   Series 1997-4, Class B4..............................................       7.25 %      11/25/27    $    1,464    $    1,302,307
 Independent National Mortgage Corp.
   Series 1995-Q, Class B1..............................................       7.50        11/25/25         2,623         2,611,054
 Norwest Asset Securities Corp.
   Series 1999-18, Class B1.............................................       6.50        07/25/29        18,842        17,264,287
 Paine Webber Mortgage Acceptance Corp.
   Series 1993-9, Class B1..............................................       7.00        10/25/23         2,952         2,220,851
 PHH Mortgage Services Corp.
   Series 1997-6, Class B3..............................................       7.34 +      11/18/27           971           943,976
 Prudential Home Mortgage Securities
   Series 1996-5, Class B4*.............................................       7.25        04/25/26         1,319           931,656
   Series 1996-5, Class B5 (a)..........................................       7.25        04/25/26         1,073           265,883
   Series 1996-5, Class B1..............................................       7.25        04/25/26         3,298         3,231,302
                                                                                                                     --------------
                                                                                                                          4,428,841
                                                                                                                     --------------
 Residential Accredit Loans, Inc.
   Series 1998-QS5, Class B1*...........................................       6.75        04/25/28         1,704         1,241,418
   Series 1998-QS11, Class B1*..........................................       6.75        08/25/28         2,579         1,890,151
                                                                                                                     --------------
                                                                                                                          3,131,569
                                                                                                                     --------------
 Residential Funding Mortgage Securities I, Inc.
   Series 1993-S49, Class B2............................................       6.00        12/25/08           196           165,388
   Series 1999-S12, Class M3............................................       6.50        05/25/29         3,464         3,029,419
   Series 1999-S13, Class M3............................................       6.50        05/25/29         1,439         1,258,146
   Series 1996-S8, Class B1.............................................       6.75        03/25/11           446           402,038
   Series 1996-S5, Class B1.............................................       6.75        02/25/11           463           418,366
   Series 1997-S17, Class B3............................................       7.00        11/25/27         2,931         1,128,552
   Series 1996-S13, Class B3 (a)........................................       7.00        05/25/11           306            82,510
   Series 1996-S13, Class B2............................................       7.00        05/25/11           306           258,923
   Series 1996-S17, Class B2 ...........................................       7.25        07/25/11           242           200,546
   Series 1996-S17, Class B3 (a)........................................       7.25        07/25/11           242            60,413
   Series 1995-S12, Class B2............................................       7.25        08/25/10           273           235,058
   Series 1997-S2, Class M2.............................................       7.50        01/25/27         1,718         1,719,669
   Series 1997-S3, Class B2.............................................       7.50        02/25/27           486           329,856
   Series 1997-S7, Class B1.............................................       7.50        05/25/27         1,143           959,428
   Series 1997-S2, Class B2.............................................       7.50        01/25/27           810           601,515
   Series 1995-S17, Class B3............................................       7.50        12/26/25         1,702           749,061
   Series 1996-S23, Class B2............................................       7.75        11/25/26           493           407,006
   Series 1996-S23, Class B1............................................       7.75        11/25/26           662           649,111
   Series 1996-S22, Class B1............................................       8.00        10/25/26         1,006           998,104
                                                                                                                     --------------
                                                                                                                         13,653,109
                                                                                                                     --------------
Total Subordinated Collateralized Mortgage Obligations

       (Cost - $88,218,398).............................................                                                 86,624,990
                                                                                                                     --------------

Total Collateralized Mortgage Obligations

       (Cost - $115,468,249)............................................                                                113,404,208
                                                                                                                     --------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 29.8%

U.S. Government Agency Collateralized Mortgage Obligations - 19.8%
 Federal Home Loan Mortgage Corporation
   Series 1675, Class KC................................         6.50 %        10/15/10    $      5,750@   $     5,596,992
   Series 1659, Class SD................................         8.50 +        01/15/09           2,234          2,272,223
   Series 1565, Class L.................................         9.00 +        08/15/08           2,066          2,117,540
   Series 1604, Class MC................................         9.00 +        11/15/08           5,557@         5,875,257
   Series 1604, Class SB................................         9.00 +        11/15/08           1,084          1,145,360
   Series 1587, Class SK................................         9.00 +        10/15/08           1,857          2,000,606
   Series 1587, Class SF................................         9.29 +        05/15/08             928            952,301
                                                                                                           ---------------
                                                                                                                19,960,279
                                                                                                           ---------------
 Federal National Mortgage Corporation

   Series 1997-1, Class B...............................         6.50          02/18/04          13,482@        13,412,601
   Series 1998-W6, Class B3.............................         7.09          10/25/28           2,223          1,556,629
   Series 1993-170, Class SC............................         9.00 +        09/25/08           4,612@         4,782,209
   Series 1993-48, Class C..............................         9.50          04/25/08           2,746@         2,848,273
                                                                                                           ---------------
                                                                                                                22,599,712
                                                                                                           ---------------
Total U.S. Government Agency Collateralized Mortgage Obligations
       (Cost - $42,169,479).............................                                                        42,559,991
                                                                                                           ---------------

U.S Government Stripped Mortgage Obligations - 0.3%
 Vendee Mortgage Trust
   Series 1997-2, Class IO

       (Cost - $968,771)................................         0.07          06/15/27         243,532            608,831
                                                                                                           ---------------

U.S. Treasury Obligations - 9.7%
 U.S. Treasury Inflation Index Note
   08/15/29.............................................         6.13          08/15/29          5,000@          5,331,250
                                                                                                           ---------------

 U.S. Treasury Notes

   08/15/10.............................................         5.75          08/15/10          5,000@          5,110,940
   05/15/05.............................................         6.75          05/15/05         10,000@         10,493,800
                                                                                                           ---------------
                                                                                                                15,604,740

                                                                                                           ---------------

Total U.S. Treasury Obligations

       (Cost - $20,055,778)                                                                                     20,935,990
                                                                                                           ---------------

Total U.S. Government & Agency Obligations

       (Cost - $63,194,028)                                                                                     64,104,812
                                                                                                           ---------------

--------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 30.8%
 125 Home Loan Owner Trust

   Series 1998-1A, Class M2.............................         7.75          02/15/29           5,000          4,987,650

 Access Financial Manufactured Housing Contract Trust

   Series 1995-1, Class B1..............................         7.65 +        05/15/21          10,060          7,343,800

 Aerco Ltd.
   Series 2A, Class B2*.................................         7.67 +        07/15/25           3,968          3,965,404

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
 Bosque Asset Corp.
   Series 1, Class 1* (c)................................................       7.66 %      06/05/02    $      283    $     270,120

 Chase Funding Mortgage Loan Asset-Backed

   Series 2000-1, Class IIM2.............................................       7.42 +      02/15/30         4,000        3,997,440

 Citibank Credit Card Issuance Trust

   Series 2000-C2, Class C2..............................................       7.31 +      10/15/07         4,000        3,970,000

 Ditech Home Loan Owner Trust

   Series 1998-1, Class M2...............................................       7.64        06/15/29         5,000        4,907,815

 Enterprise Mortgage Acceptance Co. LLC
   Series 1998-1, Class A3*..............................................       6.63        05/15/12        10,800       10,411,956

 FFCA Secured Lending Corp.
   Series 1998-1, Class A1B* (b).........................................       6.73        07/18/13         4,500        4,302,675

 Franchisee Loan Receivable Trust

   Series 1995-B, Class A................................................       9.63 +      01/15/11         2,825        2,824,688

 Global Rated Eligible Assets Trust

   Series 1998-A, Class A1* (c)..........................................       7.33        03/15/06         1,676          274,090

 Green Tree Financial Corp.
   Series 1998-4, Class A7...............................................       6.87        02/01/30           570          520,313
   Series 1998-8, Class M1...............................................       6.84        09/01/30        10,000        9,427,500
                                                                                                                      -------------
                                                                                                                          9,947,813
                                                                                                                      -------------

 Green Tree Home Improvement Loan Trust

   Series 1996-F, Class HIM1.............................................       7.30        11/15/27         1,500        1,495,260

 Saxon Asset Securities Trust

   Series 1998-1, Class MF1..............................................       7.05        12/25/27         5,000        4,939,400

 Structured Mortgage Asset Residential Trust

   Series 1997-2, Class A (c)............................................       8.24        03/15/06         2,432          283,825

 Westgate Resorts

   Series 1998-AA, Class A2 *............................................       8.26        07/15/13         2,534        2,308,933
                                                                                                                      -------------

Total Asset-Backed Securities

       (Cost - $73,308,360)..............................................                                                66,230,869
                                                                                                                      -------------

 ----------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 5.9%
Airlines - 0.2%
 Atlantic Coast Airlines Holdings, Inc.* ................................       8.75        01/01/07           404          401,545
                                                                                                                      -------------
Automotive - 0.2%
 Navistar International Corp. ...........................................       8.00        02/01/08           250          207,500
 Oshkosh Truck Corp. ....................................................       8.75        03/01/08           250          237,500
                                                                                                                      -------------
                                                                                                                            445,000
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)

Beverages, Food & Tobacco - 0.2%
 Cott Corp. ...............................................................        9.38 %      07/01/05    $    500    $    485,000
                                                                                                                       ------------
Building Materials - 0.6%
 American Standard, Inc. ..................................................        7.38        02/01/08         250         232,500
 NS Group, Inc. ...........................................................       13.50        07/15/03         500         512,500
 Ryerson Tull, Inc. .......................................................        9.13        07/15/06         500         533,820
                                                                                                                       ------------
                                                                                                                          1,278,820
                                                                                                                       ------------
Chemicals - 0.1%
 ISP Holdings, Inc. .......................................................        9.00        10/15/03         250         193,750

Commercial Services - 0.1%
 American Eco Corp.(d) ....................................................        9.63        05/15/08         250           5,000
 Coinmach Corp. ...........................................................       11.75        11/15/05         250         245,000
 Safety-Kleen Services, Inc.(d) ...........................................        9.25        06/01/08         185           1,850
                                                                                                                       ------------
                                                                                                                            251,850
                                                                                                                       ------------
Computer Software & Processing - 0.1%
 PSINET, Inc. .............................................................       10.50        12/01/06         500         150,000
                                                                                                                       ------------

Containers & Packaging - 0.1%
 Ball Corp. ...............................................................        8.25        08/01/08         250         237,500
                                                                                                                       ------------
Electronics - 0.1%
 Flextronics International Ltd.* ..........................................        9.88        07/01/10         250         238,750
                                                                                                                       ------------

Entertainment - 0.4%
 Premier Parks, Inc. ......................................................        9.25        04/01/06         500         458,750
 Speedway Motorsports, Inc. ...............................................        8.50        08/15/07         500         465,000
                                                                                                                       ------------
                                                                                                                            923,750

                                                                                                                       ------------
Financial Services - 0.0%
 Elgar Holdings, Inc. .....................................................        9.88        02/01/08         125          75,000
                                                                                                                       ------------
Forest Products & Paper - 0.2%
 Buckeye Technologies, Inc. ...............................................        8.50        12/15/05         250         247,500
 Pope And Talbot, Inc. ....................................................        8.38        06/01/13         250         235,000
                                                                                                                       ------------
                                                                                                                            482,500

                                                                                                                       ------------
Heavy Machinery - 0.2%
 Columbus Mckinnon Corp. ..................................................        8.50        04/01/08         500         400,000
                                                                                                                       ------------

Home Construction, Furnishings & Appliances - 0.2%
 D.R. Horton, Inc. ........................................................       10.50        04/01/05         250         252,500
 Lennar Corp.* ............................................................        9.95        05/01/10         250         248,750
                                                                                                                       ------------
                                                                                                                            501,250

                                                                                                                       ------------
Industrial - Diversified - 0.1%
 Wabtec Corp. .............................................................        9.38        06/15/05         250         241,250
                                                                                                                       ------------
Insurance - 0.2%
 Americo Life, Inc. .......................................................        9.25        06/01/05         500         468,750
                                                                                                                       ------------
Lodging - 0.2%
 HMH Properties, Inc. .....................................................        7.87        08/01/08         250         230,000
 Prime Hospitality Corp. ..................................................        9.25        01/15/06         250         253,750
                                                                                                                       ------------
                                                                                                                            483,750
                                                                                                                       ------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)

Media - Broadcasting & Publishing - 0.8%
 Century Communications Corp. ............................................        9.50 %      03/01/05    $    250    $     212,500
 Charter Communications Holdings .........................................       10.25        01/15/10         250          233,750
 CSC Holdings, Inc. ......................................................        8.13        08/15/09         500          497,730
 Primedia, Inc. ..........................................................        8.50        02/01/06         250          241,250
 Rogers Cablesystems Ltd. ................................................        9.63        08/01/02         500          511,250
                                                                                                                      -------------
                                                                                                                          1,696,480
                                                                                                                      -------------
Metals - 0.2%
 Inland Steel Co. ........................................................        7.90        01/15/07         500          350,000
                                                                                                                      -------------

Miscellaneous - 0.1%
 Home Products International, Inc. .......................................        9.63        05/15/08         180           99,900
                                                                                                                      -------------

Oil & Gas - 0.3%
 Pioneer Natural Resource ................................................        6.50        01/15/08         500          451,660
 Pogo Producing Co. ......................................................        8.75        05/15/07         250          245,000
                                                                                                                      -------------
                                                                                                                            696,660
                                                                                                                      -------------
Restaurants - 0.1%
 Avado Brands, Inc. ......................................................        9.75        06/01/06         500          205,000
                                                                                                                      -------------

Telecommunications - 0.6%
 Global Crossing Holdings Ltd. ...........................................        9.13        11/15/06         250          217,500
 Nextel Communications, Inc. .............................................        9.38        11/15/09         250          215,000
 Nextlink Communications, Inc. ...........................................       10.50        12/01/09         250          160,000
 Price Communications Wireless, Inc. .....................................        9.13        12/15/06         250          253,750
 RCN Corp. ...............................................................       10.13        01/15/10         250          145,000
 Rogers Cantel, Inc. .....................................................        9.38        06/01/08         250          254,687
                                                                                                                      -------------
                                                                                                                          1,245,937
                                                                                                                      -------------
Textiles, Clothing & Fabrics - 0.2%
 WestPoint Stevens, Inc. .................................................        7.88        06/15/08         500          335,000
                                                                                                                      -------------

Transportation - 0.1%
 Newport News Shipbuilding, Inc. .........................................        8.63        12/01/06         270          270,000
                                                                                                                      -------------

Utilities: Electric - 0.3%
 El Paso Electric Co. ....................................................        8.90        02/01/06         500          531,160
                                                                                                                      -------------

Total Corporate Obligations

       (Cost - $14,751,878)...............................................                                               12,688,602
                                                                                                                      -------------

 -------------------------------------------------------------------------------
                                                         Shares
 -------------------------------------------------------------------------------

PREFERRED STOCKS - 2.4%
 Camden Property Trust, Series A, 9.00% ..........        83,560       2,026,330
 Duke Realty Investments, Inc., Series D, 7.38% ..         3,865          92,520
 Equity Office Properties Trust, Series B, 5.25% .        46,012       2,007,273
 Equity Residential Properties Trust, Series G,
  7.25%...........................................        49,358       1,196,932
                                                                    ------------
Total Preferred Stocks

       (Cost - $5,277,411)........................                     5,323,055
                                                                    ------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.8%
 Dated 11/30/00, with Morgan Stanley Dean Witter; proceeds:
   $1,700,308; collateralized by $1,940,000 FNMA, 4.96%, due 05/25/22, value: $1,736,931
       (Cost - $1,700,000).............................................       6.52 %      12/01/00    $    1,700    $     1,700,000
                                                                                                                    ---------------

Total Investments - 122.3%
       (Cost - $273,699,926)...........................................                                                 263,451,546

Liabilities in Excess of Other Assets - (22.3)% .......................                                                 (48,133,953)
                                                                                                                    ---------------

NET ASSETS - 100.0% ...................................................                                             $   215,317,593
                                                                                                                    ===============

------------------------------------------------------------------------------------------------------------------------------------

@   -  Portion or entire principal amount delivered as collateral for reverse repurchase. (Note 5)
+   -  Variable Rate Security: Interest rate is the rate in effect November 30,
       2000.
* - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) - Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive the credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b) -  Private placement
(c) -  Illiquid securities representing in the aggregate 0.55% of net assets.
(d) -  Issuer is bankrupt: Bond is in default.
IO - Interest Only Security--Interest rate is based on the notional amount of the underlying mortgage pools.

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2000

--------------------------------------------------------------------------------


Assets:
Investments, at value (cost $273,699,926) (Note 2) ..........    $   263,451,546
Cash.... ....................................................            221,608
Receivable for investments sold .............................          5,830,294
Interest receivable .........................................          2,407,791
Receivable on open swap contracts ...........................            480,288
Principal paydowns receivable ...............................             52,460
Prepaid expenses and other assets ...........................             21,603
                                                                 ---------------
   Total assets .............................................        272,465,590
                                                                 ---------------

Liabilities:
Reverse repurchase agreements (Note 5) ......................         45,123,542
Interest payable for reverse repurchase agreements (Note 5) .             60,939
Payable for investments purchased ...........................          9,293,432
Net unrealized depreciation on swap contracts (Note 7) ......          1,631,631
Payable on open swap contracts ..............................            711,135
Investment advisory fee payable (Note 3) ....................             83,843
Distribution payable ........................................             81,356
Administration fee payable (Note 3) .........................             34,970
Accrued expenses and other liabilities ......................            127,149
                                                                 ---------------
   Total liabilities ........................................         57,147,997
                                                                 ---------------

Net Assets (equivalent to $9.41 per share based on
22,888,575 shares issued and outstanding) ...................    $   215,317,593
                                                                 ===============

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6) .................    $       228,886
Additional paid-in capital (Note 6) .........................        257,027,961
Undistributed net investment income .........................            839,503
Accumulated net realized loss ...............................        (30,898,746)
Net unrealized depreciation .................................        (11,880,011)
                                                                 ---------------
Net assets applicable to capital stock outstanding ..........    $   215,317,593
                                                                 ===============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2000

--------------------------------------------------------------------------------


Investment Income (Note 2):
 Interest ....................................................    $   23,755,263
 Dividends ...................................................           466,945
                                                                  --------------
                                                                      24,222,208

                                                                  --------------

Expenses:
 Investment advisory fee (Note 3) ............................         1,372,408
 Administration fee (Note 3) .................................           422,279
 Insurance ...................................................           122,740
 Transfer agency .............................................            75,593
 Directors' fees .............................................            73,749
 Custodian ...................................................            73,641
 Reports to shareholders .....................................            53,861
 Accounting and tax services .................................            52,949
 Registration fees ...........................................            32,339
 Legal.. .....................................................            18,185
 Miscellaneous ...............................................            22,598
                                                                  --------------
   Total operating expenses ..................................         2,320,342
    Interest expense on reverse repurchase agreements (Note
5)...... .....................................................         3,481,876
    Interest expense on swaps ................................           116,609
    Interest expense on securities sold short ................           349,653
                                                                  --------------
   Total expenses ............................................         6,268,480
                                                                  --------------
 Net investment income .......................................        17,953,728
                                                                  --------------

Realized and Unrealized Gain (Loss) on Investments (Notes 2
and 7):
Net realized gain (loss) on:
 Investment transactions .....................................       (2,840,369)
 Short sales .................................................         (311,781)
 Futures transactions ........................................           202,964
                                                                  --------------
Net realized loss on investments, short sales and futures
transactions .................................................        (2,949,186)
                                                                  --------------

Net change in unrealized appreciation/depreciation on invest-
ments, futures transactions and
swap contracts ...............................................         7,619,705
                                                                  --------------
Net realized and unrealized gain on investments, short sales,
futures transactions and swap contracts ......................         4,670,519
                                                                  --------------
Net increase in net assets resulting from operations .........    $   22,624,247
                                                                  ==============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                               For the Year Ended November 30,
                                             -----------------------------------
                                                   2000               1999
 -------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Result-
 ing from Operations:
 Net investment income ..................    $     17,953,728    $    18,361,908
 Net realized loss on investments, short
 sales and futures transactions                    (2,949,186)        (5,488,565)
 Net change in unrealized appreciation /
   depreciation on investments, futures
   transactions and swap contracts.......           7,619,705        (15,578,326)
                                              ---------------    ---------------
 Net increase (decrease) in net assets
 resulting from operations ..............          22,624,247         (2,704,983)
                                              ---------------    ---------------

Dividends to Shareholders (Note 2):
 Net investment income ..................         (19,527,481)       (17,037,688)
                                              ---------------    ---------------

Capital Stock Transactions (Note 6):
 Cost of Fund shares repurchased and re-
 tired                                               (482,351)        (6,357,494)
                                              ---------------    ---------------

    Total increase (decrease) in net as-
 sets ...................................           2,614,415        (26,100,165)

Net Assets:
 Beginning of year ......................         212,703,178        238,803,343
                                              ---------------    ---------------
 End of year (including undistributed
 net investment income of $839,503 and
    $1,651,305, respectively) ...........    $    215,317,593    $   212,703,178
                                              ===============    ===============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2000

--------------------------------------------------------------------------------


Increase (Decrease) in Cash:

Cash flows provided by operating activities:
 Interest and dividends received (including net amortization
 of $910,709) ...............................................    $    24,349,520
 Interest expense paid ......................................         (4,334,272)
 Operating expenses paid ....................................         (1,951,990)
 Proceeds from disposition of short-term portfolio invest-
 ments, net .................................................          1,535,000
 Purchases of long-term portfolio investments ...............       (152,812,422)
 Proceeds from disposition of long-term portfolio invest-
 ments and principal paydowns ...............................        201,045,249
 Net cash used for futures transactions .....................            102,464
                                                                 ---------------
 Net cash provided by operating activities ..................         67,933,549
                                                                 ---------------

Cash flows used for financing activities:

 Cash used to repurchase and retire Fund shares .............           (527,903)
 Net cash used for reverse repurchase agreements ............        (47,927,214)
 Cash dividends paid ........................................        (19,446,125)
                                                                 ---------------
 Net cash used for financing activities .....................        (67,901,242)
                                                                 ---------------

Net increase in cash ........................................             32,307
Cash at beginning of year ...................................            189,301
                                                                 ---------------
Cash at end of year .........................................    $       221,608
                                                                 ===============

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net
 Cash Provided by Operating Activities:


Net increase in net assets resulting from operations .........    $   22,624,247
                                                                  --------------
 Decrease in investments .....................................        61,494,185
 Increase in net unrealized depreciation on investments ......        (7,619,705)
 Decrease in interest receivable .............................           515,928
 Decrease in variation margin payable ........................           (44,688)
 Increase in other assets ....................................        (5,891,157)
 Decrease in other liabilities ...............................        (3,145,261)
                                                                  --------------
    Total adjustments ........................................        45,309,302
                                                                  --------------
Net cash provided by operating activities ....................    $   67,933,549
                                                                  ==============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------


                                                                               For the year Ended November 30,
                                                          -------------------------------------------------------------------------
                                                                 2000           1999            1998            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of year...................    $       9.27    $     10.08    $      10.64    $      10.55    $     10.61
                                                          -----------    -----------     -----------     -----------    -----------
Net investment income................................            0.78           0.80            0.76            0.77           0.95
Net realized and unrealized gains (losses) on invest-
 ments, short sales, futures transactions and swap
 contracts...........................................            0.21          (0.90)          (0.61)           0.16          (0.11)
                                                          -----------    -----------     -----------     -----------    -----------
Net increase (decrease) in net asset value resulting
 from operations.....................................            0.99          (0.10)           0.15            0.93           0.84
                                                          -----------    -----------     -----------     -----------    -----------

Net effect of shares repurchased.....................              --*          0.03            0.04            0.02             --

Dividends from net investment income.................           (0.85)         (0.74)          (0.75)          (0.86)         (0.90)
                                                          -----------    -----------     -----------     -----------    -----------

Net asset value, end of year.........................    $       9.41    $      9.27    $      10.08    $      10.64    $     10.55
                                                          ===========    ===========     ===========     ===========    ===========

Market price, end of year............................    $     8.4375    $     7.375    $       8.69    $     9.3125    $     9.375
                                                          ===========    ===========     ===========     ===========    ===========

Total Investment Return +............................           26.41%         (7.17)%          1.23%           8.64%         14.97%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (000's)......................    $    215,318    $   212,703    $    238,803    $    260,328    $   261,113
Operating expenses...................................            1.10%          1.08%           1.05%           1.05%          1.08%
Interest expense.....................................            1.87%          2.31%           2.39%           2.46%          2.34%
Total expense........................................            2.97%          3.39%           3.44%           3.51%          3.42%
Net investment income................................            8.50%          8.20%           7.27%           7.45%          9.26%
Portfolio turnover rate..............................              57%            72%             90%            109%           227%

---------------
+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
*   Rounds to less than $0.01.

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

1. The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 29% of the investments in securities held by the Fund at November 30, 2000) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the year ended
November 30, 2000, such net payments made by the Fund amounted to $116,609. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agree- ments may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2000.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the year ended, November 30, 2000, the Advisor earned $1,372,408 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). Investor's Bank & Trust, through its acquisition of Investor's Capital Services, Inc., served as the Fund's sub-administrator from April 1, 2000 through September 30, 2000. Effective October 1, 2000, the Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2000, were $47,591,802 and $56,415,639, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2000 were $101,811,390 and $140,052,794, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

The federal income tax basis of the Fund's investments at November 30, 2000 was $273,701,301. Net unrealized depreciation for federal income tax purposes was $10,249,755 (gross unrealized appreciation -- $4,627,685; gross unrealized depreciation -- $14,877,440). At November 30, 2000, the Fund had a capital loss carryforward of $30,897,371, of which $17,837,901, $3,861,143, $5,432,752 and
$3,765,575 expire in 2002, 2006, 2007, and 2008, respectively, available to offset any future capital gains. $2,440,085 of capital loss carryforward expired in 2000.

Capital Account Reclassification -- For the year ended November 30, 2000, the Fund's undistributed net investment income was increased by $761,951, accumulated net realized loss was decreased by $1,686,223 and additional paid-in capital was decreased by $2,448,174. These adjustments were primarily the result of book/tax differences with respect to losses on paydowns and the expiration of a tax loss carryforward.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

5. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2000, the Fund had the following reverse repurchase agreements outstanding:


                                                                                            Maturity

  Face Value                                  Description                                    Amount
--------------     ------------------------------------------------------------------     -------------
$    5,396,000    Merrill Lynch, 6.61%, dated 11/08/00, maturity date 12/06/00 ......    $    5,423,741
     2,750,000    Morgan Stanley Dean Witter, 6.66%, dated 11/21/00, maturity date
                  1/23/01 ...........................................................         2,782,051
     3,937,186    Lehman Brothers, 6.64%, dated 11/21/00, maturity date 1/23/01 .....         3,982,936
     8,790,000    Morgan Stanley Dean Witter, 6.66%, dated 11/21/00, maturity date
                  1/23/01 ...........................................................         8,892,447
     4,501,356    Deutsche Morgan, 6.57%, dated 11/28/00, maturity date 12/20/00 ....         4,519,429
     3,627,000    Lehman Brothers, 6.63%, dated 11/29/00, maturity date 1/10/01 .....         3,655,055
     3,123,750    Morgan Stanley Dean Witter, 6.30%, dated 11/29/00, maturity date
                  12/06/00 ..........................................................         3,127,577
     5,337,500    Merrill Lynch, 6.40%, dated 11/29/00, maturity date 12/06/00 ......         5,344,142
     5,118,750    Morgan Stanley Dean Witter, 6.35%, dated 11/29/00, maturity date
                  12/06/00 ..........................................................         5,125,070
     2,542,000    Lehman Brothers, 6.68%, dated 11/29/00, maturity date 12/20/00 ....         2,551,905
                                                                                          -------------




                       Maturity Amount, Including Interest Payable..................      $  45,404,353
                                                                                          -------------
                       Market Value of Assets Sold Under Agreements.................      $  47,575,415
                                                                                          -------------
                       Weighted Average Interest Rate...............................          6.55%
                                                                                          -------------

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2000, was approximately $55,842,825 at a weighted average interest rate of 6.23%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $93,517,878 as of December 2, 1999, which was 29.36% of total assets.

6. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 22,888,575 shares outstanding at November 30, 2000, the Advisor owned 8,334 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 2000, 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value. For the year ended November 30, 2000, 62,040 shares have been repurchased at a cost of $482,351 and at an average discount of 15.83% from its net asset value. For the year ended November 30, 1999, 2,027,700 shares were repurchased at a cost of $18,123,154 and at an average discount of 13.10% from its net asset value. All shares repurchased have been retired.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

7. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2000.

As of November 30, 2000, the following swap agreements were outstanding:


                                                                                        Net Unrealized
                             Expiration                                                  Appreciation/
Notional Amount                 Date                      Description                   (Depreciation)
-----------------------      ----------    -----------------------------------------     --------------
25,000,000 USD                9/15/09      Agreement with Goldman Sachs Capital          $   (1,121,728)
                                           Markets, LP, dated 4/17/00 to pay
                                           quarterly the notional amount
                                           multiplied by 7.270% and to receive
                                           semi-annually the notional amount
                                           multiplied by 3 month LIBOR.

10,000,000 USD                6/26/10      Agreement with Morgan Stanley Capital               (509,903)
                                           Services Inc., dated 6/26/00 to pay
                                           quarterly the notional amount multiplied
                                           by 7.346% and to receive semi-annually
                                           the notional amount multiplied by 3 month
                                           LIBOR.
                                                                                         --------------
                                                                                         $   (1,631,631)
                                                                                         ==============

8. Subsequent Events

The Fund's Board of Directors declared the following regular monthly divi-

                           Dividend        Record          Payable
                           Per Share       Date            Date
                           ---------       --------        --------
                           $0.0725         12/20/00        12/31/00
                           $0.0725         12/29/00        01/25/01

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Hyperion Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended November 30, 1997 were audited by other independent accountants whose report dated January 9, 1998 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
New York, NY

January 29, 2001




--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------




The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(November 30, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 2.85% of the Fund's distributions during the fiscal year ended November 30, 2000 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

--------------------------------------------------------------------------------

During the year ended November 30, 2000, The Hyperion Total Return Fund, Inc. shareholders voted on the following proposals at a shareholders' meeting on April 18, 2000. The description of each proposal and number of shares voted are as follows:
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Shares
                                                                                                                           Voted
                                                                                                        Shares Voted      Without
                                                                                                            For          Authority
-----------------------------------------------------------------------------------------------------------------------------------

1. To elect to the Fund's Board of Directors:                                  Andrew M. Carter          20,000,221       286,775
                                                                               Robert F. Birch           20,000,696       286,300
                                                                               John W. English           19,999,916       287,080

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares        Shares
                                                                                          Shares Voted       Voted         Voted
                                                                                               For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------------------------

2. To select PricewaterhouseCoopers LLP as the Fund's
   independent accountants:                                                                19,966,932        97,338       222,726

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR         SUB-ADMINISTRATOR

                                             STATE STREET CORP.
HYPERION CAPITAL MANAGEMENT, INC.            225 Franklin Street
One Liberty Plaza                            Boston, Massachusetts 02116
165 Broadway, 36th Floor
New York, New York 10006-1404
For General Information about the Fund:      CUSTODIAN AND FUND ACCOUNTING AGENT
(800) HYPERION                               STATE STREET CORP.
                                             225 Franklin Street
SUB-ADVISOR                                  Boston, Massachusetts 02116

PACHOLDER ASSOCIATES. INC.                   INDEPENDENT ACCOUNTANTS
Towers of Kenwood

8044 Montgomery Road                         PRICEWATERHOUSECOOPERS LLP
Suite 480                                    1177 Avenue of the Americas
Cincinnati, Ohio 45236                       New York, New York 10036

TRANSFER AGENT                               LEGAL COUNSEL

BOSTON EQUISERVE L.P.                        SULLIVAN & WORCESTER LLP
Investor Relations Department                1025 Connecticut Avenue, N.W.
P.O. Box 8200                                Washington, D.C. 20036
Boston, Massachusetts 02266-8200
For Shareholder Services:
(800) 426-5523


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------

Officers and Directors

--------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

John W. English*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


-------------------------------------------

              [HYPERION LOGO]

-------------------------------------------

This Report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of Fund Shares.

         The Hyperion Total Return
                Fund, Inc.

             One Liberty Plaza
         165 Broadway, 36th Floor

          New York, NY 10006-1404

                                  ATTACHMENT 2



Semi-Annual Report for the six month period May 31, 2001 (File No. 811-05820 and Accession No. 0001125282-01-501341, filed July 26, 2001)


THE
                                    HYPERION
                            TOTAL RETURN FUND, INC.


                               Semi-Annual Report
                                  May 31, 2001





                                   [Graphic]

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------


                                                               July 25, 2001


Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the "Fund") for the semi-annual period ended May 31, 2001, and to share our outlook for the remainder of the fiscal year. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".


Description Of The Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, Mortgage-Backed Securities ("MBS"), Asset-Backed Securities ("ABS") and High Yield Corporate Securities.


Market Environment

The Federal Reserve lowered the Federal Funds rate by 2.75% over the last six months--an unprecedented pace of easing during the Greenspan era. The quickness of adjustment reflects the Federal Reserve's perception that the risk of recession is high. Interestingly, during this period of Federal Reserve easing, while yields on shorter maturity Treasuries declined, yields on longer-maturity Treasuries increased. Since the end of December 2000, the yield on the 2-year Treasury has dropped 0.87%, while the yield on the 10-year Treasury has increased by 0.28%. In past economic cycles, longer maturity yields have led turning points in monetary policy and economic growth. We believe that this is again the case, and that the Federal Reserve may be near the end of this easing cycle.

Over the past few months, equity prices have moved higher, corporate yield spreads have narrowed, and the yield curve has become steeper. These market signals all support the notion that the Federal Reserve easing undertaken so far in 2001 represents the majority of the monetary policy stimulus needed to move the economy forward, especially with tax rebates arriving in American mailboxes in July.

Monetary and fiscal stimulus should combine to re-accelerate the economy in the second half of this year. As a result, we believe that the low points in intermediate-term and long-term interest rates are behind us, and that we will see higher interest rates by year-end.


Portfolio Strategy and Performance

The Hyperion Total Return Fund, Inc. (the "Fund") continues to focus on Agency and investment grade mortgage-related securities. Approximately 14% of the Fund's net assets are invested in Agency MBS; 42% in other investment grade mortgage-related securities; and 10% in Treasury and Agency debt instruments. The Fund's allocation to investment grade mortgage-related securities includes those backed by both commercial and residential properties.

Our view is that collateralized securities--such as those held by the Fund--will maintain value better than un-collateralized securities such as corporate bonds in all but the most robust economic scenarios. In general, the homes

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------

and buildings that collateralize these securities have increased in value and, we expect, will continue to appreciate. In addition, the underlying demographics for home ownership are sound, while the commercial MBS in the portfolio are backed by office building and multifamily apartment buildings where demand has remained strong. The value of these tangible assets also contrast favorably with corporate bonds, which typically are not secured with specific assets. Further, the maturities of mortgage-related securities are much longer than those of corporate bonds, as homeowners are not obligated to renew their loans, which eliminates the problems a corporation may experience in its efforts to roll short-term debt.

And due to the amortizing nature of mortgage debt, there is also greater average life certainty in mortgage-related securities as their maturities are much longer than those of corporate bonds. Homeowners generally do not renew their loans, in contrast to corporations, which are forced to continuously roll over short-term debt by issuing new bonds in the market.

With respect to the Fund's exposure to below investment grade MBS, this allocation tends to be comprised of seasoned securities (that is, securities that are a few years old), in which home prices have risen dramatically since their issuance. The combination of home price appreciation and the fact that the structure of these securities allows for increased credit support over time makes us very comfortable with these exposures.

Finally, we expect to see a fair amount of demand from issuers of Collateralized Debt Obligations for the types of securities that the Fund holds. The combination of demand, moderate issuance of new securities, and the unique nature of the seasoned securities in the Fund should pave the way for continued strong performance.

The Fund's total return, based on Net Asset Value ("NAV") for the six month period ending May 31, 2001, was 6.38%. Total investment return is based upon the change in NAV of the Fund's shares and includes reinvestment of dividends. Based on the NYSE closing price of $8.7100 on May 31, 2001, the Fund was yielding 9.98%. This yield was 5.07% above the yield of the 5-Year U.S. Treasury Note, and was competitive with the yields of other multi-sector bond funds in its category.

As of May 31, 2001, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 4.5 years as measured on a net assets basis.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------

Conclusion

The Fund's commitment to its shareholders remains to actively seek out the significant investment opportunities in the market, and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund in an effort to achieve its objectives. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Andrew M. Carter
---------------------------------------
ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ Clifford E. Lai
----------------------------------------
CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


/s/ John H. Dolan
----------------------------------------
JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 56.1%
Commercial Mortgage Backed Securities - 21.2%
 Bear Stearns Commercial Mortgage
  Securities
   Series 1999-C1, Class D .............................    6.53%     10/14/13        $     5,000        $ 4,609,700
   Series 2001-EPR, Class B ............................    6.92      02/12/11              5,000          5,020,315
                                                                                                         -----------
                                                                                                           9,630,015
                                                                                                         -----------
 Chase Commercial Mortgage Securities
  Corp.
   Series 2000-2, Class G ..............................    6.65      07/15/10              6,667          5,274,557
   Series 2000-2, Class F* .............................    8.40+     07/15/32              5,000          5,125,950
                                                                                                         -----------
                                                                                                          10,400,507
                                                                                                         -----------
 Commercial Mortgage Lease-Backed
  Certificate
   Series 2001-CMLB, Class A1 ..........................    6.75      06/20/31              2,982@         2,912,376
 First Chicago/Lennar Trust
   Series 1997-CHL1, Class D ...........................    8.11+     04/29/39              3,000          2,656,407
 GS Mortgage Securities Corp. II
   Series 2000, Class D* ...............................    7.14+     12/15/09              2,720          2,691,386
   Series 1998-GLII, Class F*(b) .......................    7.19+     04/13/31              4,000          3,136,220
                                                                                                         -----------
                                                                                                           5,827,606
                                                                                                         -----------
 JP Morgan Commercial Mortgage Finance
  Corp.
   Series 1999-C8, Class C .............................    7.68+     07/15/31              5,000          5,216,075
 Mortgage Capital Funding, Inc.
   Series 1996-MC1, Class G*(b) ........................    7.15      06/15/06              4,409          4,015,382
 Nationslink Funding Corp.
   Series 1998-2, Class F* .............................    7.11      01/20/13              2,340          1,882,659
 PNC Mortgage Acceptance Corp.
   Series 2001-C1, Class H* ............................    5.91+     03/12/34              5,000          3,678,905
                                                                                                         -----------
Total Commercial Mortgage Backed Securities
       (Cost - $46,271,946) ............................                                                  46,219,932
                                                                                                         -----------
Subordinated Collateralized Mortgage Obligations - 34.9%
 Chase Mortgage Finance Corp.
   Series 1998-S4, Class B3* ...........................    6.75      08/25/28              1,867          1,480,800
   Series 1994-D, Class B3 .............................    6.75      02/25/25                615            513,704
                                                                                                         -----------
                                                                                                           1,994,504
                                                                                                         -----------
 Citicorp Mortgage Securities, Inc.
   Series 1997-2, Class B2 .............................    7.25      05/25/27              1,942          1,881,646
   Series 1997-5, Class B2 .............................    7.25      11/25/27              1,986          1,914,325
                                                                                                         -----------
                                                                                                           3,795,971
                                                                                                         -----------
 Countrywide Alternative Loan Trust
   Series 1998-2, Class B3* ............................    7.00      05/25/28              1,065            801,600
 Countrywide Funding Corp.
   Series 1994-5, Class A3A ............................    6.50      02/25/09                418            271,436
   Series 1996-2, Class B4* ............................    7.75      09/25/26                927            897,791
                                                                                                         -----------
                                                                                                           1,169,227
                                                                                                         -----------
 Federal National Mortgage Corporation
   Series 1998-W6, Class B3 ............................    7.09      10/25/28              2,210          1,565,532
 G3 Mortgage Reinsurance Ltd.
   Series 1, Class E*(b) ...............................   24.10+     05/25/08              7,421          6,901,151

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GE Capital Mortgage Services, Inc.
  Series 1994-2, Class B5* ...............                 6.00+%     01/25/09        $       526        $   184,195
  Series 1994-10, Class M ................                 6.50       03/25/24              4,943@         4,866,080
  Series 1998-17, Class B3 ...............                 6.75       10/25/28              3,299          2,604,928
  Series 1994-17, Class B3* ..............                 7.00       05/25/24              1,678          1,567,540
  Series 1997-12, Class B5* ..............                 7.00       12/25/27              2,172            923,050
  Series 1995-10, Class B3* ..............                 7.00       10/25/10                489            485,409
  Series 1996-3, Class B3* ...............                 7.00       03/25/26              1,723          1,549,674
  Series 1996-9, Class B5*(a) ............                 7.50       06/25/26              1,104            372,540
                                                                                                         -----------
                                                                                                          12,553,416
                                                                                                         -----------
Headlands Mortgage Securities, Inc.
  Series 1997-4, Class B4 ................                 7.25       11/25/27              1,454          1,358,790
Independent National Mortgage Corp.
  Series 1995-Q, Class B1 ................                 7.50       11/25/25              2,522          2,575,933
Norwest Asset Securities Corp.
  Series 1999-18, Class B1 ...............                 6.50       07/25/29             18,732         17,407,719
Paine Webber Mortgage Acceptance Corp.
  Series 1993-9, Class B1 ................                 7.00       10/25/23              2,931          2,148,515
PHH Mortgage Services Corp.
  Series 1997-6, Class B3 ................                 7.33+      11/18/27                962            942,743
Prudential Home Mortgage Securities
  Series 1996-5, Class B4* ...............                 7.25       04/25/26              1,289          1,083,016
  Series 1996-5, Class B5 (a) ............                 7.25       04/25/26              1,048            342,029
  Series 1996-5, Class B1 ................                 7.25       04/25/26              3,222          3,241,098
                                                                                                         -----------
                                                                                                           4,666,143
                                                                                                         -----------
Residential Accredit Loans, Inc. .........
  Series 1998-QS5, Class B1* .............                 6.75       04/25/28              1,693          1,254,908
  Series 1998-QS11, Class B1* ............                 6.75       08/25/28              2,561          1,895,272
                                                                                                         -----------
                                                                                                           3,150,180
                                                                                                         -----------
Residential Funding Mortgage Securities I,
 Inc.
  Series 1993-S49, Class B2 ..............                 6.00       12/25/08                185            163,203
  Series 1999-S12, Class M3 ..............                 6.50       05/25/29              3,444          3,072,581
  Series 1999-S13, Class M3 ..............                 6.50       05/25/29              1,430          1,276,223
  Series 1996-S8, Class B1 ...............                 6.75       03/25/11                428            411,151
  Series 1996-S5, Class B1 ...............                 6.75       02/25/11                445            431,093
  Series 1997-S17, Class B3 ..............                 7.00       11/25/27              2,913          1,398,363
  Series 1996-S13, Class B3 (a) ..........                 7.00       05/25/11                256            166,112
  Series 1996-S13, Class B2 ..............                 7.00       05/25/11                293            271,302
  Series 1996-S17, Class B2 ..............                 7.25       07/25/11                233            218,121
  Series 1996-S17, Class B3 (a) ..........                 7.25       07/25/11                233            111,657
  Series 1995-S12, Class B2 ..............                 7.25       08/25/10                262            252,756
  Series 1997-S2, Class M2 ...............                 7.50       01/25/27              1,707          1,738,788
  Series 1997-S3, Class B2 ...............                 7.50       02/25/27                483            342,802
  Series 1997-S7, Class B1 ...............                 7.50       05/25/27              1,135          1,110,002
  Series 1997-S2, Class B2 ...............                 7.50       01/25/27                805            708,067
  Series 1995-S17, Class B3 ..............                 7.50       12/26/25              1,690          1,182,801
  Series 1996-S23, Class B2 ..............                 7.75       11/25/26                490            459,312
  Series 1996-S23, Class B1 ..............                 7.75       11/25/26                658            658,723

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
   Series 1996-S22, Class B1 ...................           8.00%         10/25/26       $  1,000        $  1,009,454
                                                                                                        ------------
                                                                                                          14,982,511
                                                                                                        ------------
Total Subordinated Collateralized Mortgage Obligations
       (Cost - $73,265,617) ....................                                                          76,013,935
                                                                                                        ------------
Total Collateralized Mortgage Obligations
       (Cost - $119,537,563) ...................                                                         122,233,867
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 32.1%
U.S. Government Agency Collateralized Mortgage
 Obligations - 18.0%
 Federal Home Loan Mortgage Corporation
   Series 1675, Class KC .......................           6.50          10/15/10          5,750           5,837,515
   Series 1659, Class SD .......................           8.50+         01/15/09          2,234           2,304,912
   Series 1565, Class L ........................           9.00+         08/15/08          2,066           2,160,777
   Series 1604, Class MC .......................           9.00+         11/15/08          5,557@          5,895,861
   Series 1604, Class SB .......................           9.00+         11/15/08          1,084           1,148,123
   Series 1587, Class SK .......................           9.00+         10/15/08          1,857           1,996,230
   Series 1587, Class SF .......................           9.29+         05/15/08            928#            980,417
                                                                                                        ------------
                                                                                                          20,323,835
                                                                                                        ------------
 Federal National Mortgage Association
   Series 1997-1, Class B ......................           6.50          02/18/04         11,602@         11,715,243
   Series 1993-170, Class SC ...................           9.00+         09/25/08          4,612           4,781,034
   Series 1993-48, Class C .....................           9.50          04/25/08          2,357@          2,468,659
                                                                                                        ------------
                                                                                                          18,964,936
                                                                                                        ------------
Total U.S. Government Agency Collateralized Mortgage
 Obligations
       (Cost - $38,213,993) ....................                                                          39,288,771
                                                                                                        ------------
U.S. Treasury Obligations - 14.1%
 U.S. Treasury Bonds
   08/15/29 ....................................           6.13          08/15/29          5,000           5,164,050
 U.S. Treasury Notes
   01/15/11, TIPS ..............................           3.50          01/15/11          5,062@          5,156,505
   02/15/11 ....................................           5.00          02/15/11         21,000@         20,363,490
                                                                                                        ------------
                                                                                                          25,519,995
                                                                                                        ------------
Total U.S. Treasury Obligations
       (Cost - $30,064,812) ....................                                                          30,684,045
                                                                                                        ------------
Total U.S. Government & Agency Obligations
       (Cost - $68,278,805) ....................                                                          69,972,816
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 27.9%
Housing Related Asset-Backed Securities - 22.9%
 125 Home Loan Owner Trust
   Series 1998-1A, Class M2 ....................           7.75          02/15/29          5,000           5,072,050
 Access Financial Manufactured Housing Contract
  Trust
   Series 1995-1, Class B1 .....................           7.65+         05/15/21         10,060           7,595,300

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
 Bosque Asset Corp. ..............................
   Series 1, Class 1*(c) .........................        7.66%     06/05/02        $       245        $   244,867
 Chase Funding Mortgage Loan Asset-Backed
   Series 2000-1, Class IIM2 .....................        4.89+     02/25/30              4,000          3,915,320
 Ditech Home Loan Owner Trust
   Series 1998-1, Class M2 .......................        7.64      06/15/29              5,000          4,880,895
 Green Tree Financial Corp. ......................
   Series 1998-3, Class A6 .......................        6.76      03/01/30             6,495@          6,095,872
   Series 1998-4, Class A7 .......................        6.87      02/01/30                840            781,076
   Series 1998-8, Class M1 .......................        6.98      09/01/30            10,000@          9,419,840
                                                                                                       -----------
                                                                                                        16,296,788
                                                                                                       -----------
 Green Tree Home Improvement Loan Trust
   Series 1996-F, Class HIM1 .....................        7.30      11/15/27              1,500          1,527,060
 Saxon Asset Securities Trust
   Series 1998-1, Class MF1 ......................        7.05      12/25/27              4,272          4,314,973
 Seneca Funding I Ltd.* ..........................        6.75+     05/31/29              5,000          3,850,000
 Westgate Resorts
   Series 1998-AA, Class A2* .....................        8.26      07/15/13              2,257          2,106,866
                                                                                                       -----------
Total Housing Related Asset-Backed Securities
       (Cost - $52,561,898) ......................                                                      49,804,119
                                                                                                       -----------
Franchise Securities - 3.1%
 FFCA Secured Lending Corp. ......................
   Series 1998-1, Class A1B*(b) ..................        6.73      07/18/13              4,500          4,413,960
 Franchisee Loan Receivable Trust
   Series 1995-B, Class A ........................        9.63+     01/15/11              2,580          2,450,991
                                                                                                       -----------
Total Franchise Securities
       (Cost - $7,327,049) .......................                                                       6,864,951
                                                                                                       -----------
Non-Housing Related Asset-Backed Securities - 1.9%
 Aerco Ltd. ......................................
   Series 2A, Class B2* ..........................        5.03+     07/15/25              3,685          3,689,076
 Global Rated Eligible Assets Trust
   Series 1998-A, Class A1* (c) ..................        7.33      03/15/06              1,676            212,231
 Structured Mortgage Asset Residential Trust
   Series 1997-2, Class A (c) ....................        8.24      03/15/06              2,432            231,049
                                                                                                       -----------
Total Non-Housing Related Asset-Backed Securities
       (Cost - $7,780,068) .......................                                                       4,132,356
                                                                                                       -----------
Total Asset-Backed Securities
       (Cost - $67,669,015) ......................                                                      60,801,426
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES - 4.9%
 Bear Stearns Commercial Mortgage Securities
   Series 2001-TOP2, Class X2 ....................        1.36      02/15/35            74,184@          4,937,871
 DLJ Mortgage Acceptance Corp. ...................
   Series 1995-T10, Class C IO (c) ...............       25.92      09/02/23              1,243            261,135
 GS Mortgage Securities Corp. II
   Series 2001-ROCK, Class X1 ....................        0.16      02/03/11            260,700          5,000,643



--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                          Interest                       Amount             Value
                                                            Rate      Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES (continued)
 Vendee Mortgage Trust
   Series 1997-2, Class IO .............                    0.07%     06/15/27        $   225,995        $   494,363
                                                                                                         -----------
Total Interest Only Securities
       (Cost - $11,799,766) ............                                                                  10,694,012
                                                                                                         -----------
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 5.8%
Airlines - 0.2%
 Atlantic Coast Airlines Holdings, Inc.*                    8.75      01/01/07                369            377,399
Automotive - 0.2%
 Navistar International Corp.* .........                    9.38      06/01/06                250            253,750
 Oshkosh Truck Corp. ...................                    8.75      03/01/08                250            250,625
                                                                                                         -----------
                                                                                                             504,375
                                                                                                         -----------
Beverages, Food & Tobacco - 0.2%
 Cott Corp. ............................                    9.38      07/01/05                500            507,500
                                                                                                         -----------
Building Materials - 0.6%
 American Standard, Inc. ...............                    7.38      02/01/08                250            248,125
 NS Group, Inc. ........................                   13.50      07/15/03                500            510,000
 Ryerson Tull, Inc. ....................                    9.13      07/15/06                500            420,170
                                                                                                         -----------
                                                                                                           1,178,295
                                                                                                         -----------
Chemicals - 0.1%
 ISP Holdings, Inc. ....................                    9.00      10/15/03                250            237,500
                                                                                                         -----------
Commercial Services - 0.1%
 American Eco Corp. (d) ................                    9.63      05/15/08                250              2,188
 Coinmach Corp. ........................                   11.75      11/15/05                250            257,500
 Safety-Kleen Services, Inc. (d) .......                    9.25      06/01/08                185              4,625
                                                                                                         -----------
                                                                                                             264,313
                                                                                                         -----------
Computer Software & Processing - 0.0%
 PSINET, Inc. ..........................                   10.50      12/01/06                500             47,500
                                                                                                         -----------
Containers & Packaging - 0.1%
 Ball Corp. ............................                    8.25      08/01/08                250            256,250
                                                                                                         -----------
Electronics - 0.1%
 Flextronics International Ltd.* .......                    9.88      07/01/10                250            251,875
                                                                                                         -----------
Entertainment - 0.5%
 Premier Parks, Inc. ...................                    9.25      04/01/06                500            514,375
 Speedway Motorsports, Inc. ............                    8.50      08/15/07                500            510,000
                                                                                                         -----------
                                                                                                           1,024,375
                                                                                                         -----------
Financial Services - 0.0%
 Elgar Holdings, Inc. ..................                    9.88      02/01/08                125             81,250
                                                                                                         -----------
Forest Products & Paper - 0.2%
 Buckeye Technologies, Inc. ............                    8.50      12/15/05                250            245,000



--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                          Interest                       Amount             Value
                                                            Rate      Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)
Forest Products & Paper (continued)
 Pope And Talbot, Inc. .................                   8.38%     06/01/13        $      250        $  231,250
                                                                                                       ----------
                                                                                                          476,250
                                                                                                       ----------
Heavy Machinery - 0.2%
 Columbus Mckinnon Corp. ...............                   8.50      04/01/08               500           445,000
                                                                                                       ----------
Industrial - Diversified - 0.1%
 Wabtec Corp. ..........................                   9.38      06/15/05               250           248,750
                                                                                                       ----------
Insurance - 0.2%
 Americo Life, Inc. ....................                   9.25      06/01/05               500           493,750
                                                                                                       ----------
Lodging - 0.2%
 HMH Properties, Inc. ..................                   7.88      08/01/08               125           121,875
 Prime Hospitality Corp. ...............                   9.25      01/15/06               250           256,875
                                                                                                       ----------
                                                                                                          378,750
                                                                                                       ----------
Media - Broadcasting & Publishing - 0.8%
 Century Communications Corp. ..........                   9.50      03/01/05               250           250,000
 Charter Communications Holdings .......                  10.25      01/15/10               250           257,500
 CSC Holdings, Inc. ....................                   8.13      08/15/09               500           503,880
 Primedia, Inc. ........................                   8.50      02/01/06               250           244,375
 Rogers Cablesystems Ltd. ..............                   9.63      08/01/02               500           515,000
                                                                                                       ----------
                                                                                                        1,770,755
                                                                                                       ----------
Metals - 0.2%
 Inland Steel Co. ......................                   7.90      01/15/07               500           312,500
                                                                                                       ----------
Miscellaneous - 0.1%
 Home Products International, Inc. .....                   9.63      05/15/08               180            99,000
                                                                                                       ----------
Oil & Gas - 0.3%
 Pioneer Natural Resource ..............                   6.50      01/15/08               500           473,095
 Pogo Producing Co. ....................                   8.75      05/15/07               250           255,000
                                                                                                       ----------
                                                                                                          728,095
                                                                                                       ----------
Restaurants - 0.1%
 Avado Brands, Inc. ....................                   9.75      06/01/06               500           205,000
                                                                                                       ----------
Telecommunications - 0.6%
 Global Crossing Holdings Ltd. .........                   9.13      11/15/06               250           231,250
 Nextel Communications, Inc. ...........                   9.38      11/15/09               250           202,500
 Nextlink Communications, Inc. .........                  10.50      12/01/09               250           112,500
 Price Communications Wireless, Inc. ...                   9.13      12/15/06               250           260,000
 RCN Corp. .............................                  10.13      01/15/10               250           120,000
 Rogers Cantel, Inc. ...................                   9.38      06/01/08               250           252,500
                                                                                                       ----------
                                                                                                        1,178,750
                                                                                                       ----------
Textiles, Clothing & Fabrics - 0.1%
 WestPoint Stevens, Inc. ...............                   7.88      06/15/08               500           242,500
                                                                                                       ----------
Transportation - 0.1%
 Newport News Shipbuilding, Inc. .......                   8.63      12/01/06               270           286,537
                                                                                                       ----------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                          Interest                       Amount             Value
                                                            Rate      Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)
Utilities: Electric - 0.5%
 AES Corp. ................                               8.75%     12/15/02        $       250        $   254,375
 BRL Universal Equipment* .                               8.88      02/15/08                250            257,500
 El Paso Electric Co. .....                               8.90      02/01/06                500            537,910
                                                                                                       -----------
                                                                                                         1,049,785
                                                                                                       -----------
Total Corporate Obligations
       (Cost - $14,617,229)                                                                             12,646,054
                                                                                                       -----------



------------------------------------------------------------------------------------------------------------------
                                                                                        Shares
------------------------------------------------------------------------------------------------------------------
 COMMON STOCK - 0.3%
Real Estate - 0.3%
 Camden Property Trust
          (Cost - $662,515)....................................................          20,000            690,000
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 1.6%
 Duke Realty Investments, Inc., Series D, 7.38% ...............................          12,365            304,797
  Equity Office Properties Trust, Series B, 5.25%..............................          46,012          2,093,546
  Equity Residential Properties Trust, Series G, 7.25%.........................          49,358          1,209,765
                                                                                                       -----------
Total Preferred Stocks
          (Cost - $3,406,503)..................................................                          3,608,108
                                                                                                       -----------


--------------------------------------------------------------------------------------------------------------------
                                                                                       Principal
                                                          Interest                       Amount
                                                            Rate      Maturity           (000s)
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.0%
 Dated 5/31/01, with Morgan Stanley Dean
   Witter; proceeds:
     $2,100,242; collateralized by $7,160,000
     FHLMC, 6.94%, due 02/15/24, value:
     $2,142,479
       (Cost - $2,100,000) ....................            4.15%     06/01/01        $    2,100        $   2,100,000
                                                                                                       -------------
Total Investments - 129.7%
       (Cost - $288,071,396) ..................                                                          282,746,283
Liabilities in Excess of Other Assets - (29.7)%                                                          (64,773,181)
                                                                                                       -------------
NET ASSETS - 100.0% ...........................                                                        $ 217,973,102
                                                                                                       =============


@        -   Portion of or entire principal amount delivered as collateral to counter party for reverse repurchase agreements (Note 5).

+        -   Variable Rate Security:  Interest rate is the rate in effect May
             31, 2001.

*        -   Security exempt from registration under Rule 144A of the
             Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a)      -   Represents a class of subordinated mortgage backed securities
             (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.

(b)      -   Private placement.

(c)      -   Illiquid securities representing in the aggregate 1.56% of net assets.

(d)      -   Issuer is bankrupt:  Bond is in default.

#        -   Portion of or entire principal amount is held in a margin account as collateral for open futures contracts (Note 7).

TIPS     -   Treasury Inflation Protected Security.

---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

Assets:
Investments in securities, at market (cost
$288,071,396)(Note 2)...........................    $             282,746,283
Receivable for investments sold.................                    9,558,666
Interest receivables............................                    2,885,471
Receivable for open swap contracts..............                      363,079
Principal paydowns receivable...................                      228,377
Prepaid expenses and other assets...............                      167,884
                                                    -------------------------
   Total assets.................................                  295,949,760
                                                    -------------------------
Liabilities:
Reverse repurchase agreements (Note 5)..........                   60,675,825
Interest payable for reverse repurchase
agreements (Note 5).............................                       58,414
Payable for investments purchased...............                   13,268,589
Net unrealized depreciation on swap contracts
(Note 7)........................................                    2,823,445
Payable on open swap contracts..................                      712,103
Investment advisory fee payable (Note 3)........                      119,647
Payable for variation margin....................                       79,293
Distribution payable............................                       72,352
Due to custodian................................                       64,129
Administration fee payable (Note 3).............                       37,053
Accrued expenses and other liabilities..........                       65,808
                                                    -------------------------
   Total liabilities............................                   77,976,658
                                                    -------------------------
Net Assets (equivalent to $9.52 per share based
on 22,888,575 shares issued and outstanding)....    $             217,973,102
                                                    =========================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6).....    $                 228,886
Additional paid-in capital (Note 6).............                  257,027,961
Undistributed net investment income.............                      139,884
Accumulated net realized gain (loss)............                 (31,223,303)
Net unrealized appreciation / (depreciation)....                   (8,200,326)
                                                    -------------------------
Net assets applicable to capital stock
outstanding.....................................    $             217,973,102
                                                    =========================

---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations - (Unaudited)
For the Six Months Ended May 31, 2001
-------------------------------------------------------------------------------
Investment Income (Note 2):
 Interest ......................................    $              11,929,451
 Dividends .....................................                      211,200
                                                    -------------------------
                                                                   12,140,651
                                                    -------------------------
Expenses:
  Investment advisory fee (Note 3)..............                      733,138
  Administration fee (Note 3)...................                      217,139
  Insurance.....................................                       60,100
  Custodian.....................................                       36,435
  Directors' fees...............................                       36,082
  Transfer agency...............................                       32,507
  Reports to shareholders.......................                       26,934
  Accounting and tax services...................                       22,754
  Registration fees.............................                       13,219
  Legal.........................................                        9,089
  Miscellaneous.................................                        6,629
                                                    -------------------------
   Total operating expenses.....................                    1,194,026
    Interest expense on reverse repurchase
      agreements (Note 5).......................                    1,455,952
    Interest expense on swaps...................                      234,127
                                                    -------------------------
   Total expenses...............................                    2,884,105
                                                    -------------------------
  Net investment income.........................                    9,256,546
                                                    -------------------------
Realized and Unrealized Gain (Loss) on
  Invesments (Notes 2 and 7):
Net realized gain (loss) on:
  Investment transactions.......................                     (466,454)
  Futures transactions..........................                      141,896
                                                    -------------------------
Net realized gain (loss) on investments and
  futures transactions..........................                     (324,558)
                                                    -------------------------
Net change in unrealized appreciation/
  depreciation on investments, futures
  transactions and swap contracts...............                    3,679,686
                                                    -------------------------
Net realized and unrealized gain on investments,
  futures transactions and swap contracts.......                    3,355,128
                                                    -------------------------
Net increase in net assets resulting from
  operations....................................    $              12,611,674
                                                    =========================

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

                                                                                      For the Six Months
                                                                                            Ended
                                                                                          May 31, 2001      For the Year Ended
                                                                                           (Unaudited)       November 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from Operations:
 Net investment income ..........................................................        $   9,256,546         $  17,953,728
 Net realized gain (loss) on investments and futures transactions ...............             (324,558)           (2,949,186)
 Net change in unrealized / depreciation on investments, futures
   transactions and swap contract ...............................................            3,679,686             7,619,705
                                                                                         -------------         -------------
 Net increase in net assets resulting from operations ...........................           12,611,674            22,624,247
                                                                                         -------------         -------------

Dividends to Shareholders (Note 2):
 Net investment income ..........................................................           (9,956,165)          (19,527,481)
                                                                                         -------------         -------------

Capital Stock Transactions (Note 6):
 Cost of Fund shares repurchased and retired ....................................                   --              (482,351)
                                                                                         -------------         -------------
    Total increase in net assets ................................................            2,655,509             2,614,415

Net Assets:
 Beginning of period ............................................................          215,317,593           212,703,178
                                                                                         -------------         -------------
 End of period (including undistributed net investment income
 of $139,884 and $839,503, respectively) ........................................        $ 217,973,102         $ 215,317,593
                                                                                         =============         =============

---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows - (Unaudited)
For the Six Months Ended May 31, 2001
-------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
 Interest received (including net amortization
 of $669,095)...................................              $      11,103,658
 Interest expense paid .........................                     (1,692,604)
 Operating expenses paid .......................                     (1,245,584)
 Purchase of short-term portfolio investments,
   net..........................................                       (400,000)
 Purchases of long-term portfolio investments ..                    (61,602,507)
 Proceeds from disposition of long-term
   portfolio investments and principal paydowns.                     47,794,765
 Net cash used for futures transactions ........                        169,421
                                                             ------------------
 Net cash provided by operating activities .....                     (5,872,851)
                                                             ------------------
Cash flows used for financing activities:
 Net cash used for reverse repurchase
 agreements.....................................                     15,552,283
 Cash dividends paid ...........................                     (9,965,169)
                                                             ------------------
 Net cash used for financing activities ........                      5,587,114
                                                             ------------------
Net decrease in cash............................                       (285,737)
Cash at beginning of year.......................                        221,608
                                                             ------------------
Cash at end of year.............................             $          (64,129)
                                                             ==================

Reconciliation of Net Increase in Net Assets Resulting from Operations to
 Net Cash Provided by Operating Activities:

Net increase in net assets resulting from
  operations....................................              $      12,611,674
                                                              -----------------
 Increase in investments .......................                    (14,371,570)
 Decrease in net unrealized depreciation on
  investments...................................                     (3,731,353)
 Increase in interest receivable ...............                       (477,679)
 Increase in variation margin payable ..........                         79,293
 Increase in other assets ......................                     (3,933,360)
 Increase in other liabilities .................                      3,950,144
                                                              -----------------
    Total adjustments...........................                    (18,484,525)
                                                              -----------------
Net cash provided by operating activities.......              $      (5,872,851)
                                                              =================

---------------
See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

                                        For the Six
                                           Months
                                           Ended                              For the Year Ended November 30,
                                        May 31, 2001    ---------------------------------------------------------------------------
                                         (Unaudited)        2000           1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of
 period ............................    $       9.41   $        9.27   $       10.08   $      10.64    $      10.55    $      10.61
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net investment income ..............            0.40            0.78            0.80           0.76            0.77            0.95
Net realized and unrealized gains
 (losses) on investments, short sales
 and futures transactions and swap
 contracts. ........................            0.15            0.21           (0.90)         (0.61)           0.16           (0.11)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase (decrease) in net
 asset value resulting from
 operations ........................            0.55            0.99           (0.10)          0.15            0.93            0.84
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net effect of shares repurchased....              --              --*           0.03           0.04            0.02              --
Dividends from net investment
 income ............................           (0.44)          (0.85)          (0.74)         (0.75)          (0.86)          (0.90)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net asset value, end of period......    $       9.52   $        9.41   $        9.27   $      10.08    $      10.64    $      10.55
                                        ============    ============    ============   ============    ============    ============
Market price, end of period.........    $     8.7100   $      8.4375   $      7.3750   $     8.6900    $     9.3125    $     9.3750
                                        ============    ============    ============   ============    ============    ============
Total Investment Return +...........            8.44%(1)       26.41%          -7.17%          1.23%           8.64%          14.97%
Ratios to Average Net Assets/
 Supplementary Data:
Net assets, end of year (000's) ....    $    217,973   $     215,318   $     212,703   $    238,803    $    260,328    $    261,113
Operating expenses..................            1.10%           1.10%           1.08%          1.05%           1.05%           1.08%
Interest Expenses...................            1.56%           1.87%           2.31%          2.39%           2.46%           2.34%
Total expenses......................            2.66%           2.97%           3.39%          3.44%           3.51%           3.42%
Net investment income...............            8.53%           8.50%           8.20%          7.27%           7.45%           9.26%
Portfolio turnover rate.............              17%(1)          57%             72%            90%            109%            227%

---------------
(1) Not annualized.

+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

*   Rounds to less than .01.
---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

1. The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 21% of the investments in securities held by the Fund at May 31, 2001) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the period ended May 31, 2001, such net payments made by the Fund amounted to $234,127. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of May 31, 2001.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the period ended May 31, 2001, the Advisor earned $733,138 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the period ended May 31, 2001, were $40,137,235 and $30,656,986, respectively. Purchases and sales of U.S. Government securities, for the period ended May 31, 2001 were $25,440,430 and $15,842,969, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 2001, the Fund had the following reverse repurchase agreements outstanding:

                                                                                                                       Maturity
    Face Value                                                         Description                                      Amount
 ------------------    ----------------------------------------------------------------------------------------    -----------------
$         4,006,000   Bear Stearns, 4.3763%, dated 5/10/01, maturity date 6/11/01 .............................    $       4,021,583
          2,445,000   Morgan Stanley, 4.06%, dated 5/16/01, maturity date 6/13/01 .............................            2,452,721
          2,829,325   Deutsche Morgan, 4.07%, dated 5/17/01, maturity date 6/21/01 ............................            2,840,520
          2,326,000   Goldman Sachs, 4.25%, dated 5/17/01, maturity date 6/14/01 ..............................            2,333,689
          7,624,000   Lehman Brothers, 4.22%, dated 5/22/01, maturity date 6/19/01 ............................            7,649,024
          5,129,000   Lehman Brothers, 4.22%, dated 5/22/01, maturity date 6/19/01 ............................            5,145,835
          4,951,000   Lehman Brothers, 4.05%, dated 5/23/01, maturity date 6/21/01 ............................            4,967,153
          3,623,000   Lehman Brothers, 4.05%, dated 5/23/01, maturity date 6/21/01 ............................            3,634,820
          7,730,000   Morgan Stanley, 4.08%, dated 5/24/01, maturity date 6/13/01 .............................            7,747,521
          5,162,500   Merrill Lynch, 4.00%, dated 5/30/01, maturity date 6/6/01 ...............................            5,166,515
          5,150,000   Merrill Lynch, 3.95%, dated 5/30/01, maturity date 6/6/01 ...............................            5,153,955
          9,700,000   Merrill Lynch, 2.70%, dated 5/30/01, maturity date 6/6/01 ...............................            9,705,093
                                                                                                                   -----------------

                                                    Maturity Amount, Including Interest Payable................   $       60,818,429
                                                                                                                   -----------------
                                                    Market Value of Assets Sold Under Agreements...............   $       65,701,879
                                                                                                                   -----------------
                                                           Weighted Average Interest Rate.............................         3.89%
                                                                                                                   -----------------


The average daily balance of reverse repurchase agreements outstanding during the period ended May 31, 2001, was approximately $52,489,004 at a weighted average interest rate of 5.56%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $62,272,009 as of May 15, 2001, which was 22.14% of total assets.

6. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 22,888,575 shares outstanding at May 31, 2001, the Advisor owned 8,334 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of May 31, 2001, 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value. For the period ended May 31, 2001 no shares were repurchased. For the year ended November 30, 2000, 62,040 shares were repurchased at a cost of $482,351 and at an average discount of 15.83% from its net asset value. All shares repurchased have been retired.

7. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

There was no written option activity for the period ended May 31, 2001.

As of May 31, 2001, the following swap agreements were outstanding:


                                                                                                                  Net Unrealized
                                                                                                                  Appreciation/
Notional Amount     Expiration Date                       Description                                             (Depreciation)
---------------     -----------------      ---------------------------------------------------------------    ---------------------
25,000,000 USD          9/15/09            Agreement with Goldman Sachs Capital Markets, LP, dated              $      (1,968,345)
                                           4/17/00 to pay quarterly the notional amountmultiplied by
                                           7.270% and to receive semi-annually the notional amount
                                           multiplied by 3 month LIBOR.

10,000,000 USD          6/26/10            Agreement with Morgan Stanley Capital Services Inc., dated                    (855,100)
                                           6/26/00 to pay quarterly the notional amount multiplied by
                                           7.346% and to receive semi-annually the notional amount
                                           multiplied by 3 month LIBOR.

                                                                                                                -------------------
                                                                                                                $        (2,823,445)
                                                                                                                ===================


As of May 31, 2001, the following futures contracts were outstanding:


Short:
------
                                                                                                                   Unrealized
   Notional                                          Expiration           Value at            Value at            Appreciation/
    Amount                    Type                      Date             Trade Date         May 31, 2001         (Depreciation)
------------       -------------------------       --------------     ---------------     ----------------   ---------------------
$7,500,000         90 Day Eurodollar               December 2001         $7,174,149          $7,184,625     $             (10,477)
 7,500,000         90 Day Eurodollar               March 2002             7,156,899           7,164,750                     (7,851)
 7,500,000         90 Day Eurodollar               June 2002              7,133,399           7,135,875                     (2,476)
 7,500,000         90 Day Eurodollar               September 2002         7,112,024           7,111,125                        899
 4,000,000         10 Yr. U.S. Treasury Note       September 2001         4,080,637           4,112,500                    (31,863)
                                                                                                             ---------------------
                                                                                                             $             (51,768)
                                                                                                             =====================



8. Subsequent Events

Dividend:

The Fund's Board of Directors declared the following regular monthly dividend:


                           Dividend             Record        Payable
                           Per Share             Date           Date
                           ---------------    ----------    ----------
                           $0.0725              6/19/01       6/28/01


Rights Offering:

On July 12, 2001, the Fund filed a registration statement with the Securities and Exchange Commission in connection with a proposed rights offering. The rights offering, if approved, would involve the Fund issuing to its shareholders, as of a record date to be determined by the Fund's Board of Directors, transferable rights entitling shareholders to purchase additional shares of the Fund's common stock. Shareholders who do not wish to exercise their rights would be able to sell their rights on the New York Stock Exchange. In addition, record date shareholders who fully exercise their rights would be entitled to purchase additional shares pursuant to an over-subscription privilege, subject to certain limitations and allotment. The rights offering is subject to approval by the Fund's Board of Directors at a later date and, if approved, would be subject to terms announced at that time. The rights offering, if approved, will be made only by means of a prospectus. A Registration Statement relating to the securities has been filed with the Securities and Exchange Commission but has not yet become effective.

                           DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR         SUB-ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.            STATE STREET CORP.
One Liberty Plaza                            225 Franklin Street
165 Broadway, 36th Floor                     Boston, Massachusetts 02116
New York, New York 10006-1404
For General Information about the Fund:      CUSTODIAN AND FUND ACCOUNTING AGENT
(800) HYPERION
                                             STATE STREET CORP.
SUB-ADVISOR                                  225 Franklin Street
                                             Boston, Massachusetts 02116

PACHOLDER ASSOCIATES. INC.
Towers of Kenwood                            INDEPENDENT ACCOUNTANTS
8044 Montgomery Road
Suite 480                                    PRICEWATERHOUSECOOPERS LLP
Cincinnati, Ohio 45236                       1177 Avenue of the Americas
                                             New York, New York 10036

TRANSFER AGENT                               LEGAL COUNSEL

BOSTON EQUISERVE L.P.                        SULLIVAN & WORCESTER LLP
Investor Relations Department                1025 Connecticut Avenue, N.W.
P.O. Box 8200                                Washington, D.C. 20036
Boston, Massachusetts 02266-8200
For Shareholder Services:
(800) 426-5523


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

Officers and Directors



Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members



[HYPERION LOGO]



The accompanying financial
statements as of May 31, 2001
were not audited and,
accordingly, no opinion is
expressed on them.

This Report is for
shareholder information. This
is not a prospectus intended
for use in the purchase or
sale of Fund shares.

   The Hyperion Total Return
          Fund, Inc.
       One Liberty Plaza
   165 Broadway, 36th Floor
    New York, NY 10006-1404

                           PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS


(1) FINANCIAL STATEMENTS - The following financial statements have been incorporated by reference into the Registration Statement as described on page 23 of the Statement of Additional Information:


(i)    Portfolio of  Investments as of November 30, 2000  (Audited);
(ii)   Statement of Assets and  Liabilities as of November 30, 2000 (Audited);
(iii) Statement of Operations for the fiscal year ended November 30, 2000 (Audited);
(iv) Statement of Cash Flows for the fiscal year ended November 30, 2000 (Audited);
(v)    Statement of Changes in Net Assets for the fiscal years ended
       November 30, 2000 and 1999 (Audited);

(vi) Notes to Financial Statements for the fiscal year ended November 30, 2000;
(vii)  Report of  Independent  Accountants  dated January 29, 2001;
(viii) Portfolio of Investments as of May 31, 2001  (Unaudited);

(ix)   Statement  of  Assets  and   Liabilities  as  of  May  31,  2001
       (Unaudited);

(x)    Statement of Operations for the six-month period ended May 31, 2001

      (Unaudited);

(xi)   Statement of Cash Flows for the six-month period ended May 31, 2001

      (Unaudited);

(xii) Statement of Changes in Net Assets for the six-month period ended May 31, 2001 (Unaudited);
(xiii) Notes to Financial Statements May 31, 2001; and



         Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)      EXHIBITS


         (a) (1) Articles of Incorporation of The Hyperion Total Return and Income Fund, Inc. dated May 25, 1989.*

             (2)  Articles of Amendment
         (b)      To be filed by  Amendment


         (c)      Not applicable

         (d) Subscription Certificate, Beneficial Owner Listing Certification and Notice of Guaranteed Delivery

         (e)     Terms and Conditions of Dividend Reinvestment Plan

         (f)      Not applicable

         (g) (1) Advisory Agreement between Registrant and Hyperion Capital Management, Inc. dated August 4, 1989.*
                                               =
               (2) Sub-Advisory Agreement between Hyperion Capital Management, Inc. and Pacholder Associates, Inc. dated August 4, 1989.*
                                                             =
         (h) Form of Dealer Management Agreement among UBS Warburg LLC, The Hyperion Total Return Fund, Inc., Hyperion Capital Management, Inc. and Pacholder Associates, Inc.


         (i)  Not applicable

         (j) Custodian Contract between The Hyperion Total Return Fund, Inc. and State Street Bank and Trust Company dated August 2, 1989 and amended on September 27, 1996

         (k) (1) Administration Agreement between Registrant and Hyperion Capital Management, Inc. dated December 1, 1996.*

             (2) Sub-Administration Agreement between Hyperion Capital
                 Management, Inc. and State Street Bank and Trust Company dated May 23, 2000.*

             (3) Registrar, Transfer Agency and Service Agreement between The
                 Hyperion Total Return Fund, Inc. and State Street Bank and Trust Company dated August 2, 1989

         (l) (1) Form of Opinion of Sullivan & Worcester LLP

             (2) Form of Opinion of Piper Marbury Rudnick & Wolfe LLP


         (m)      Not applicable
         (n)      To be filed by amendment
         (o)      Not applicable

         (p)      Not applicable

         (q)      Not applicable

         (r)      Code of Ethics

* Filed with Registrant's Registration Statement on Form N-2 on July 12, 2001 (File Nos. 333-64994 and 811-05820).



ITEM 25.   MARKETING ARRANGEMENTS

         See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:


Registration fees                                                      $  16,380
National Association of Securities Dealers, Inc. fee                   $     *
New York Stock Exchange listing fee                                    $  26,702
Printing (other than stock certificates)                               $  25,000
                                                                          ======
Accounting fees and expenses                                           $  55,000
                                                                          ======
Legal fees and expenses                                                 $125,000
                                                                         =======
Dealer Managers' expense reimbursement                                  $100,000
                                                                         =======
Information Agent fees and expenses                                    $  30,000
                                                                          ======
Subscription Agent fees and expenses                                   $  45,000
                                                                          ======
Miscellaneous                                                          $  51,250
                                                                          ======


Total                                                                  $     *

                                                                          =====

* To be filed by amendment


ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of May 22, 2001)


TITLE OF CLASS                                  NUMBER OF RECORD HOLDERS
--------------                                  -------------
Common Stock                                    1,496


ITEM 29.  INDEMNIFICATION

         Under Registrant's Articles of Incorporation and By-Laws, the directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or director against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Charter of a Maryland Corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its shareholders for money damages in certain instances. The Registrant's Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Registrant shall be personally liable to the Registrant or its shareholders for money damages. The Registrant's Articles of Incorporation also provide that no amendment of the Registrant's Articles of Incorporation or repeal of any of it's provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

         The Underwriting Agreement filed in response to Item 24 (2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     The description of the business of Hyperion Capital Management, Inc. and Pacholder Associates, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "THE ADVISER, SUBADVISER AND ADMINISTRATION" in the Statement of Additional Information forming part of this Registration Statement.



         The information as to the Directors and officers of Hyperion Capital Management, Inc. set forth in Hyperion Capital Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on April 25, 2001, (File No.
801-34605) and as amended through the date hereof is incorporated herein by reference. The information as to the Directors and officers of Pacholder Associates, Inc. set forth in Pacholder Associates, Inc.'s Form ADV filed with the Securities and Exchange Commission on January 31, 2001 (File No. 801-20956) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


Registrant:                The Hyperion Total Return Fund, Inc.
                           One Liberty Plaza, 165 Broadway, 36th Floor
                           New York, New York   10006-1404

Investment Adviser:        Hyperion Capital Management, Inc.
                           One Liberty Plaza, 165 Broadway, 36th Floor
                           New York, New York   10006-1404

Investment                 Pacholder Associates, Inc.
Subadviser:                Towers of Kenwood
                           8044 Montgomery Road
                           Suite 480
                           Cincinnati, Ohio  45236

Transfer Agent for         EquiServe
Common Stock:              150 Royall Street
                           Canton, Massachusetts  02021

Custodian and Fund         State Street Corp.
Accounting Agent:          Two Avenue de Lafayette
                           Boston, Massachusetts  02105

ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

(a) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if:

     (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

     (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.


(b)      Registrant hereby undertakes:

         (1) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (2) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

     (iii)to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         (4) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (6)  to  supplement  the  prospectus,   after  the  expiration  of  the
subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. Further, if any public offering by the underwriters of the securities registered herein is to be made on terms differing from those set forth on the cover page of the prospectus included in this Registration Statement, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering.

         (7) to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 10th day of August, 2001.


                                          THE HYPERION TOTAL RETURN FUND, INC.

                                          By:/s/ CLIFFORD E. LAI
                                             ----------------------------------
                                                 CLIFFORD E. LAI
                                                 President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



         SIGNATURE                                   TITLE                              DATE
         ---------                                   -----                              ----


/s/ CLIFFORD E. LAI                         President (Principal Executive
------------------------------------

CLIFFORD E. LAI                             Officer)                                   August 10, 2001
                                                                                        =========

/s/ JOHN H. DOLAN*                          Vice-President                             August 10, 2001
-----------------=------------------                                                    =========
JOHN H. DOLAN

/s/ PATRICIA A. BOTTA*                      Vice-President                             August 10, 2001
---------------------=--------------                                                    =========
PATRICIA A. BOTTA

/s/ THOMAS F. DOODIAN*                      Treasurer (Principal Financial
---------------------=--------------
THOMAS F. DOODIAN                           and Accounting Officer)                    August 10, 2001
                                                                                        =========

/s/ ROBERT F. BIRCH*                        Director                                   August 10, 2001
-------------------=----------------                                                    =========
ROBERT F. BIRCH

/s/ RODMAN L. DRAKE*                        Director                                   August 10, 2001
-------------------=----------------                                                    =========
RODMAN L. DRAKE

/s/ HARRY E. PETERSEN, JR.*         Director August 10, 2001
--------------------------=                   =========
HARRY E. PETERSEN, JR.


/s/ LEO M. WALSH, JR.*                      Director                                   August 10, 2001
---------------------=--------------                                                    =========
LEO M. WALSH, JR.

/s/ ANDREW M. CARTER*                       Chairman and Director                      August 10, 2001
--------------------=---------------                                                    =========
ANDREW M. CARTER

/s/ LEWIS S. RANIERI*                       Director                                   August 10, 2001
--------------------=---------------                                                    =========
LEWIS S. RANIERI

                                            Director and Secretary                     August 10, 2001
------------------------------------                                                    =========
PATRICIA A. SLOAN


* Signed pursuant to Power of Attorney in Registrant's Registration Statement on Form N-2 filed on July 12, 2001.

                               EXHIBIT INDEX



Exhibit No.           Description of Exhibit


(a) (2)          Articles of Amendment

(d) Subscription Certificate, Beneficial Owner Listing Certification and Notice of Guaranteed Delivery

(e)               Terms and Conditions of Dividend Reinvestment Plan

(h)               Form of Dealer Management Agreement among UBS Warburg
===               ======================================================
                  LLC, The Hyperion Total Return Fund, Inc.,  Hyperion Capital
                  ====                           ============
                  Management, Inc. and Pacholder Associates, Inc.

(j)              Custodian Contract between The Hyperion Total Return Fund, Inc.
 ===              =========================================================
                  and State Street Bank and Trust Company dated  August 2, 1989
                                                                  ==============
                  and amended on September 27, 1996
                  =================================

(k) (3)           Registrar, Transfer Agency and Service Agreement between The
=======           =============================================================
                  Hyperion Total Return Fund, Inc. and State Street Bank and
                  Trust Company dated August 2, 1989

(l) (1)           Form of Opinion of Sullivan & Worcester LLP
=======           ===========================================
     (2)          Form of Opinion of Piper Marbury Rudnick & Wolfe LLP
     ===          ====================================================

(r)               Code of Ethics